UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

AMENDMENT NO. 1

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2014

Date of reporting period: DECEMBER 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following are the December 31, 2014 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of six series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on February 17, 2015.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2014, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/14 SF AR       Printed on recycled paper

2014

Annual Report

December 31, 2014

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 10.4% for the year ending December 31, 2014, compared to a return of 13.7% for the S&P 500 Index. At year end, the Fund had net assets of $60.3 billion with a cash position of 1.2%.

MARKET COMMENTARY

U.S. equity markets were strong during 2014: the S&P 500 closed on December 31 near its record high. Utilities and Health Care were the best performing sectors in the S&P 500, while Energy was the weakest, and the only sector to post a negative return. Global oil prices dropped approximately 50%, due to lower-than-expected demand growth and modestly higher-than-expected supply growth. The U.S. dollar strengthened against most major currencies, allowing American companies and consumers to pay lower prices for imported foreign goods. However, in aggregate, the stronger currency dampens profitability of U.S. multinational corporations and makes U.S. exports less competitive.

After declining in the first quarter, U.S. economic activity rebounded and continued to expand at a moderate pace through December. U.S. labor market conditions improved: job gains were solid and the unemployment rate declined. While the recovery in the housing sector remained modest, household wealth and spending rose, and consumer sentiment reached a seven-year high. Corporate profitability was robust, and businesses increased investment in fixed assets. The U.S. Federal Reserve announced the end of its historic asset-purchase program, but retained an accommodative stance and signaled its intention to take a slow approach toward raising interest rates in 2015. Despite concerns about global economic growth, our long-term outlook for equities continues to be positive.

INVESTMENT STRATEGY

Our disciplined investment process combines in-depth, bottom-up research and rigorous debate of ideas among our experienced investment professionals; the Fund benefits from the collective judgment of our team. We evaluate potential investments based on a three- to five-year investment horizon and have a strict price discipline.

While individual company research is the primary factor in determining the Fund’s portfolio composition, we can identify themes that cut across many industries. Innovation is a pervasive theme in the Fund and is factored into our analysis. We highlight examples of our current investment theses within the Information Technology and Energy sectors below.(a)

Information Technology

In the Information Technology sector, investors can have limited visibility of future earnings because growth is often driven by innovation and disruption; companies are required to make significant investments in research & development (R&D) with uncertain outcomes. In addition, companies face intense competition, have short product cycles, and must combat product obsolescence. As a result, we typically look for companies with reasonable valuations that incorporate modest expectations, industry leadership (e.g., brand, distribution, market share), sustained R&D efforts, a strong intellectual property portfolio, and financial stability. We believe that these characteristics can help offset the inherent uncertainty of changes in technology.

On December 31, 2014, 23.7% of the Fund was invested in the Information Technology sector compared to 19.7% of the S&P 500.(b) Information Technology is not a homogeneous sector: the Fund holds 16 technology companies with differing business models and diversified revenue streams and geographic exposures. We evaluate each investment opportunity on a standalone basis and weigh a company’s valuation against its risks and opportunities to ascertain whether it is an attractive investment opportunity. Technology holdings ranged from Hewlett-Packard at 0.7 times sales to Google at 5.5 times sales.

Hewlett-Packard

Hewlett-Packard, a long-term holding in the Fund, is an example of how our patience, persistence, and ability to build conviction in the face of uncertainty have benefited recent performance (up 101% in 2013 and up 46% in 2014, and the largest contributor to Fund results in both years). We believe that Hewlett-Packard remains an

PAGE 1 ▪ DODGE & COX STOCK FUND

attractive investment opportunity with strong business prospects given its large valuation discount to the overall market. As the world’s largest enterprise technology company, Hewlett-Packard has a strong, well-recognized brand and serves more than one billion end users in more than 170 countries. The company generates high, recurring free cash flow. Over our three- to five-year investment horizon, Hewlett-Packard is positioned to benefit from growth opportunities in the cloud, security, and converged network infrastructure markets. Furthermore, we believe that the competent management of the company’s operating businesses is underappreciated by the market. Current risks to the business include the possibility of expensive acquisitions, macroeconomic weakness, and competitive threats in PCs, services, and enterprise server/storage/networking. While these risks are significant, we believe that the valuation reflects an overly pessimistic outlook.

In October, the company announced plans to separate the business into two companies—Hewlett-Packard Enterprise and HP Inc.—and expects to complete the transaction by October 2015. Hewlett-Packard Enterprise will consist of technology infrastructure, software, and services, with a focus on growth opportunities from cloud, big data, security, and mobility. HP Inc. will consist of the personal computing and printing businesses, which generate strong cash flow; the new company intends to invest in innovative technologies, such as 3-D printing. We believe that the proposed separation could build long-term shareholder value. The announcement comes four years into Hewlett-Packard’s five-year turnaround strategy. Management believes that the separation will provide greater focus, flexibility, and management alignment for each new company. Additionally, we believe the proposed capital structures and capital allocation strategy would be better tailored for each company’s respective growth profile. On December 31, Hewlett-Packard was a 4.1% position in the Fund.

Google

As the most popular internet destination in the world, Google has extremely high search engine market share in both developed and emerging markets: ~70% desktop share and over 90% mobile share globally. The company is well-positioned to benefit from continued growth in its core search business as internet penetration increases (currently at approximately 40% globally), users spend more time online, e-commerce expands, and more advertising revenue is earned online. Google also has meaningful non-search assets in display advertising (e.g., YouTube, DoubleClick), mobile (e.g., Android), and social (e.g., Google+). The company is led by a long-term, product-focused management team with significant economic ownership and a demonstrated focus on shareholders and financial returns. However, Google faces increasing competition, greater regulatory scrutiny around the world, and declining margins due to rising R&D expenses. Despite these issues, we believe that its valuation at 17 times forward estimated earnings(c) is reasonable considering its strong long-term growth prospects and cash generation potential. Recently, we added to the Fund’s position; Google was a 2.3% holding at year end.

Energy

In the Energy sector, technological innovation has improved exploration success and oil recovery, increased efficiency of energy conservation, and reduced the environmental impact of energy extraction. We have identified attractive energy investment opportunities, especially within the Energy Equipment & Services (Oil Services) industry. The Fund is overweight Oil Services compared to the S&P 500 (5.2% versus 1.4%, respectively).

To evaluate each potential energy investment, we consider scenarios using a range of oil and gas prices. Our approach tends to be contrarian: we are often more skeptical as other investors become more optimistic, and our interest increases when other investors become more pessimistic. Given the recent collapse in oil prices and lower stock prices, we have reassessed and retested our investment theses and increased positions selectively in the Energy sector with technology leaders, such as Schlumberger. We continue to assess the impact of lower commodity prices on the entire portfolio.

Schlumberger

Schlumberger, the world’s leading oil services company, is the most technologically focused company among the integrated oilfield service companies, with double the

DODGE & COX STOCK FUND ▪ PAGE 2

R&D budget of its closest peer. We believe that its consistent spending on technology (e.g., enhanced recovery techniques, seismic interpretation, directional drilling) has provided the company with a competitive advantage that is sustainable over time. The company’s innovation efforts have enabled the industry to extract oil and gas from deepwater and shale resources that were previously cost-prohibitive or physically challenging to reach.

Schlumberger is the dominant international provider in key markets, including the Middle East and Russia. The majority of its revenues come from outside the United States, and its international business has higher margins than its U.S. operations. We believe that Schlumberger is well positioned to continue to benefit from the long-term relationships it has with international oil companies and producing nations. If the price of oil remains low, the company will face a challenging environment. Relative to competitors, its strong franchises, and solid balance sheet and cash flow should allow the company to endure an extended downturn. Weighing this risk with Schlumberger’s valuation and opportunities, we believe that the company (a 2.5% position in the Fund) remains an attractive investment opportunity.

IN CLOSING

The U.S. equity market remains reasonably valued: the S&P 500 traded at 15.2 times forward estimated earnings at year end, which was in line with its 10-year historical average of 15.4 times. We are optimistic about the long-term prospects for sales and earnings growth and believe that cash returned to shareholders can continue to increase. Balance sheets and cash flows continue to be strong for companies within our investment universe. In our opinion, the Fund’s portfolio is well positioned to benefit from long-term global growth opportunities. Acknowledging that markets can be volatile in the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 27, 2015

(a)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(b)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2014.
(c)	Google’s consensus forward estimated earnings exclude stock-based compensation expense (they are non-GAAP earnings).

PAGE 3 ▪ DODGE & COX STOCK FUND

ANNUAL PERFORMANCE REVIEW

The Fund underperformed the S&P 500 by 3.3 percentage points in 2014.

Key Detractors from Relative Results

▪	The Fund’s holdings in the Health Care sector (up 9% compared to up 25% for the S&P 500 sector) hurt results. GlaxoSmithKline (down 16%) and Sanofi (down 13%) lagged.
▪

Returns from holdings in the Financials sector (up 13% compared to up 15% for the S&P 500 sector) hindered performance. Key detractors included AEGON (down 18%) and the Fund’s lack of holdings in the Real Estate Investment Trusts industry, which outpaced the overall market (up 31%).

▪	The Fund’s underweight position in the Utilities sector (no holdings compared to 3% for the S&P 500 sector) detracted from results as it was the best performing sector of the market (up 29%).
▪	Returns from holdings in the Industrials sector (up 4% compared to up 10% for the S&P 500 sector) hurt performance. Philips (down 19%), ADT Corp. (down 8%), and General Electric (down 7%) were weak.
▪	Selected additional detractors included Sprint (down 61%), Coach (down 31%), Apache (down 26%), and Weatherford International (down 26%).

Key Contributors to Relative Results

▪

The Fund’s holdings in the Consumer Discretionary sector (up 16% compared to up 10% for the S&P 500 sector) helped returns. CarMax (up 42%), Target (up 31% since date of purchase), and Time Warner (up 30%) were strong.

▪

Returns from holdings in the Materials sector (up 14% compared to up 6% for the S&P 500 sector) aided performance. Dow Chemical (up 22% to date of sale) and the Fund’s lack of holdings in the Metals & Mining industry, a weaker area of the market (down 14%), were relative positives.

▪	The Fund’s average underweight position in the Energy sector (9% compared to 10% for the S&P 500 sector) slightly contributed to results since the sector lagged the overall market.
▪	Selected additional contributors included Forest Laboratories (up 52% to date of sale), Hewlett-Packard (up 46%), Microsoft (up 28%), and Wells Fargo (up 24%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 26 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX STOCK FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2014

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	10.43%	15.56%	7.13%	11.90%
S&P 500	13.69	15.46	7.68	9.85

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of McGraw Hill Financial.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2014	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,031.70	$2.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.60	2.64
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX STOCK FUND

FUND INFORMATION	December 31, 2014

GENERAL INFORMATION
Net Asset Value Per Share	$180.94
Total Net Assets (billions)	$60.3
Expense Ratio	0.52%
Portfolio Turnover Rate	17%
30-Day SEC Yield(a)	1.25%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 26 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Equity Securities	66	502
Median Market Capitalization (billions)	$41	$19
Weighted Average Market Capitalization (billions)	$115	$134
Price-to-Earnings Ratio(b)	14.9x	15.2x
Foreign Securities not in the S&P 500(c)	10.5%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Hewlett-Packard Co.	4.1
Wells Fargo & Co.	4.0
Capital One Financial Corp.	3.9
Microsoft Corp.	3.8
Novartis AG (Switzerland)	3.2
Time Warner, Inc.	3.2
Time Warner Cable, Inc.	2.9
Charles Schwab Corp.	2.8
Bank of America Corp.	2.8
Bank of New York Mellon Corp.	2.7

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	S&P 500
Financials	23.9	16.6
Information Technology	23.7	19.7
Health Care	16.9	14.2
Consumer Discretionary	15.2	12.3
Energy	8.6	8.4
Industrials	6.5	10.4
Consumer Staples	2.7	9.8
Materials	0.9	3.1
Telecommunication Services	0.4	2.3
Utilities	0.0	3.2

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign securities are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

DODGE & COX STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2014

COMMON STOCKS: 98.8%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 15.2%
CONSUMER DURABLES & APPAREL: 0.8%
Coach, Inc.	10,316,700	$387,495,252
NVR, Inc.(a)	70,900	90,420,897

		477,916,149
MEDIA: 11.8%
Comcast Corp., Class A	27,569,897	1,599,329,725
DISH Network Corp., Class A(a)	6,819,649	497,084,216
News Corp., Class A(a)	6,326,406	99,261,310
Time Warner Cable, Inc.	11,589,110	1,762,240,067
Time Warner, Inc.	22,619,432	1,932,151,881
Time, Inc.	4,754,341	117,004,332
Twenty-First Century Fox, Inc.	28,214,826	1,083,590,392

		7,090,661,923
RETAILING: 2.6%
CarMax, Inc.(a)	4,824,050	321,185,249
Liberty Interactive Corp., Series A(a)	13,101,375	385,442,453
Liberty Ventures, Series A(a)	1,933,707	72,939,428
Target Corp.	10,670,686	810,011,774

		1,589,578,904

		9,158,156,976
CONSUMER STAPLES: 2.7%
FOOD & STAPLES RETAILING: 2.7%
Wal-Mart Stores, Inc.	18,655,350	1,602,121,458

ENERGY: 8.6%
Apache Corp.	18,390,028	1,152,503,055
Baker Hughes, Inc.	14,018,450	786,014,492
Chevron Corp.	7,792,280	874,137,970
National Oilwell Varco, Inc.	8,582,900	562,437,437
Schlumberger, Ltd.(b) (Curacao/United States)	17,665,245	1,508,788,575
Weatherford International PLC(a),(b) (Ireland)	24,773,700	283,658,865

		5,167,540,394
FINANCIALS: 23.9%
BANKS: 10.1%
Bank of America Corp.	93,511,800	1,672,926,102
BB&T Corp.	17,105,244	665,222,939
JPMorgan Chase & Co.	15,006,400	939,100,512
SunTrust Banks, Inc.	10,250,133	429,480,573
Wells Fargo & Co.	43,860,341	2,404,423,893

		6,111,154,019
DIVERSIFIED FINANCIALS: 11.8%
Bank of New York Mellon Corp.	40,373,124	1,637,937,641
Capital One Financial Corp.(c)	28,169,211	2,325,368,368
Charles Schwab Corp.	56,605,900	1,708,932,121
Goldman Sachs Group, Inc.	7,463,400	1,446,630,822

		7,118,868,952

	SHARES	VALUE
INSURANCE: 2.0%
AEGON NV(b) (Netherlands)	66,753,197	$500,648,978
MetLife, Inc.	12,901,700	697,852,953

		1,198,501,931

		14,428,524,902
HEALTH CARE: 16.9%
HEALTH CARE EQUIPMENT & SERVICES: 5.0%
Cigna Corp.	6,144,784	632,359,722
Express Scripts Holding Co.(a)	11,388,600	964,272,762
Medtronic, Inc.	5,370,000	387,714,000
UnitedHealth Group, Inc.	9,915,600	1,002,368,004

		2,986,714,488
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 11.9%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	11,381,400	486,441,036
Merck & Co., Inc.	20,357,600	1,156,108,104
Novartis AG ADR(b) (Switzerland)	21,110,700	1,956,117,462
Pfizer, Inc.	28,771,064	896,218,643
Roche Holding AG ADR(b) (Switzerland)	42,969,500	1,460,533,305
Sanofi ADR(b) (France)	27,088,029	1,235,485,003

		7,190,903,553

		10,177,618,041
INDUSTRIALS: 6.5%
CAPITAL GOODS: 2.4%
Danaher Corp.	6,675,009	572,115,022
General Electric Co.	23,414,475	591,683,783
Koninklijke Philips NV(b) (Netherlands)	7,383,475	214,120,775
NOW, Inc.(a)	2,090,700	53,793,711

		1,431,713,291
COMMERCIAL & PROFESSIONAL SERVICES: 1.6%
ADT Corp.(c)	11,819,337	428,214,580
Tyco International PLC(b) (Ireland)	12,660,975	555,310,363

		983,524,943
TRANSPORTATION: 2.5%
FedEx Corp.	8,824,299	1,532,427,764

		3,947,665,998

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)

	SHARES	VALUE
INFORMATION TECHNOLOGY: 23.7%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.9%
Maxim Integrated Products, Inc.(c)	16,326,840	$520,336,391

SOFTWARE & SERVICES: 11.7%
AOL, Inc.(a),(c)	7,100,754	327,841,812
Cadence Design Systems, Inc.(a)	10,099,300	191,583,721
eBay, Inc.(a)	16,424,109	921,720,997
Google, Inc., Class A(a)	795,200	421,980,832
Google, Inc., Class C(a)	1,877,200	988,158,080
Microsoft Corp.	49,217,900	2,286,171,455
Symantec Corp.(c)	51,921,000	1,332,033,255
Synopsys, Inc.(a),(c)	13,627,969	592,407,813

		7,061,897,965
TECHNOLOGY, HARDWARE & EQUIPMENT: 11.1%
Cisco Systems, Inc.	18,518,211	515,084,039
Corning, Inc.	34,269,300	785,795,049
EMC Corp.	24,850,400	739,050,896
Hewlett-Packard Co.	62,145,595	2,493,902,727
Juniper Networks, Inc.	8,968,479	200,176,451
NetApp, Inc.(c)	19,794,000	820,461,300
Nokia Corp. ADR(b) (Finland)	18,753,500	147,402,510
TE Connectivity, Ltd.(b) (Switzerland)	15,376,575	972,568,369

		6,674,441,341

		14,256,675,697
MATERIALS: 0.9%
Celanese Corp., Series A(c)	9,220,971	552,889,421

TELECOMMUNICATION SERVICES: 0.4%
Sprint Corp.(a)	64,778,296	268,829,928

TOTAL COMMON STOCKS (Cost $40,318,283,795)		$59,560,022,815

SHORT-TERM INVESTMENTS: 1.2%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$60,874,430	$60,874,430

REPURCHASE AGREEMENT: 1.1%
Fixed Income Clearing Corporation(d) 0.01%, dated 12/31/14, due 1/2/15, maturity value $656,866,365	656,866,000	656,866,000

TOTAL SHORT-TERM INVESTMENTS (Cost $717,740,430)		$717,740,430

TOTAL INVESTMENTS (Cost $41,036,024,225)	100.0%	$60,277,763,245
OTHER ASSETS LESS LIABILITIES	0.0%	(17,642,220)

NET ASSETS	100.0%	$60,260,121,025

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Note 9 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by U.S. Treasury Note 1.00%-2.375%, 5/31/18-7/31/18. Total collateral value is $670,008,188.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014
ASSETS:
Investments, at value
Unaffiliated issuers (cost $36,203,044,072)	$53,378,210,305
Affiliated issuers (cost $4,832,980,153)	6,899,552,940

60,277,763,245

Receivable for Fund shares sold	77,337,450
Dividends and interest receivable	53,846,884
Prepaid expenses and other assets	289,850

60,409,237,429

LIABILITIES:
Payable for investments purchased	13,943,690
Payable for Fund shares redeemed	106,826,720
Management fees payable	25,560,977
Accrued expenses	2,785,017

149,116,404

NET ASSETS	$60,260,121,025

NET ASSETS CONSIST OF:
Paid in capital	$40,545,844,119
Undistributed net investment income	19,383,384
Undistributed net realized gain	453,154,502
Net unrealized appreciation	19,241,739,020

$60,260,121,025

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	333,044,877
Net asset value per share	$180.94

STATEMENT OF OPERATIONS
Year Ended December 31, 2014
INVESTMENT INCOME:
Dividends (net of foreign taxes of $30,137,316)
Unaffiliated issuers	$1,107,988,550
Affiliated issuers	109,081,196
Interest	6,381

1,217,076,127

EXPENSES:
Management fees	284,657,421
Custody and fund accounting fees	1,092,587
Transfer agent fees	4,465,255
Professional services	287,794
Shareholder reports	1,147,414
Proxy expenses	1,979,172
Registration fees	434,294
Trustees’ fees	258,072
Miscellaneous	2,919,729

297,241,738

NET INVESTMENT INCOME	919,834,389

REALIZED AND UNREALIZED GAIN:
Net realized gain
Unaffiliated issuers	2,255,513,744
Affiliated issuers	77,846,110
Net change in unrealized appreciation/depreciation	2,407,499,870

Net realized and unrealized gain	4,740,859,724

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,660,694,113

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
OPERATIONS:
Net investment income	$919,834,389	$691,471,816
Net realized gain	2,333,359,854	2,942,196,702
Net change in unrealized appreciation/depreciation	2,407,499,870	12,466,351,142

	5,660,694,113	16,100,019,660

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(908,453,128)	(688,649,453)
Net realized gain	(840,004,493)	—

Total distributions	(1,748,457,621)	(688,649,453)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	9,175,796,977	7,505,695,700
Reinvestment of distributions	1,609,896,035	638,450,488
Cost of shares redeemed	(9,285,324,011)	(8,549,348,435)

Net increase/(decrease) from Fund share transactions	1,500,369,001	(405,202,247)

Total increase in net assets	5,412,605,493	15,006,167,960

NET ASSETS:
Beginning of year	54,847,515,532	39,841,347,572

End of year (including undistributed net investment income of $19,383,384 and $8,002,123, respectively)	$60,260,121,025	$54,847,515,532

SHARE INFORMATION:
Shares sold	52,472,086	52,247,087
Distributions reinvested	9,034,682	4,391,872
Shares redeemed	(53,255,380)	(58,685,059)

Net increase/(decrease) in shares outstanding	8,251,388	(2,046,100)

PAGE 9 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. All securities held by the Fund are denominated in U.S. dollars.

The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

DODGE & COX STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2014:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$59,560,022,815	$—
Short-term Investments
Money Market Fund	60,874,430	—
Repurchase Agreement	—	656,866,000

Total	$59,620,897,245	$656,866,000

(a)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014. There were no Level 3 securities at December 31, 2014 and 2013, and there were no transfers to Level 3 during the year.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

PAGE 11 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, and net short-term realized gain (loss). During the year, the Fund recognized net realized gains of $583,544,894 from the delivery of appreciated securities in two in-kind redemption transactions. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At December 31, 2014, the cost of investments for federal income tax purposes was $41,038,354,404.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Ordinary income	$908,453,128	$688,649,453
	($2.800 per share)	($2.105 per share)

Long-term capital gain	$840,004,493	—
	($2.560 per share)

At December 31, 2014, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$20,324,503,253
Unrealized depreciation	(1,085,094,412)

Net unrealized appreciation	19,239,408,841
Undistributed ordinary income	19,383,384
Undistributed long-term capital gain	455,484,681

During 2014, the Fund utilized all of its capital loss carryforward, which amounted to $440,626,227.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2014, amounted to $158,594 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2014, purchases and sales of securities, other than short-term securities, aggregated $11,606,261,860 and $10,725,926,031, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements and similar transactions. Management is currently evaluating the impact, if any, of applying this ASU effective January 1, 2015.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2014, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2014. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
ADT Corp.	12,073,537	—	(254,200)	11,819,337	$9,504,750		$428,214,580
AOL, Inc.	5,997,054	1,550,000	(446,300)	7,100,754	—	(b)	327,841,812
Capital One Financial Corp.	28,876,111	100,000	(806,900)	28,169,211	33,979,153		2,325,368,368
Celanese Corp., Series A	9,419,271	—	(198,300)	9,220,971	8,616,826		552,889,421
Maxim Integrated Products, Inc.	10,277,500	6,301,040	(251,700)	16,326,840	15,049,561		520,336,391
NetApp, Inc.	14,635,500	5,513,000	(354,500)	19,794,000	11,173,496		820,461,300
Symantec Corp.	50,304,000	2,700,000	(1,083,000)	51,921,000	30,757,410		1,332,033,255
Synopsys, Inc.	13,596,636	579,733	(548,400)	13,627,969	—	(b)	592,407,813

					$109,081,196		$6,899,552,940

(a)	Net of foreign taxes, if any
(b)	Non-income producing

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$168.87	$121.90	$101.64	$107.76	$96.14
Income from investment operations:
Net investment income	2.83	2.11	1.98	1.76	1.23
Net realized and unrealized gain (loss)	14.60	46.97	20.26	(6.13)	11.62

Total from investment operations	17.43	49.08	22.24	(4.37)	12.85

Distributions to shareholders from:
Net investment income	(2.80)	(2.11)	(1.98)	(1.75)	(1.23)
Net realized gain	(2.56)	—	—	—	—

Total distributions	(5.36)	(2.11)	(1.98)	(1.75)	(1.23)

Net asset value, end of year	$180.94	$168.87	$121.90	$101.64	$107.76

Total return	10.43%	40.55%	22.01%	(4.08)%	13.48%
Ratios/supplemental data:
Net assets, end of year (millions)	$60,260	$54,848	$39,841	$36,562	$43,038
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.62%	1.45%	1.72%	1.62%	1.25%
Portfolio turnover rate	17%	15%	11%	16%	12%

See accompanying Notes to Financial Statements

PAGE 13 ▪ DODGE & COX STOCK FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2015

DODGE & COX STOCK FUND ▪ PAGE 14

SPECIAL 2014 TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates up to a maximum amount of $1,246,603,033 of its distributions paid to shareholders in 2014 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 83% of its ordinary dividends paid to shareholders in 2014 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 17, 2014, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2015 with respect to each Fund other than the Dodge & Cox Global Bond Fund. The Agreement for the Dodge & Cox Global Bond Fund was not subject to renewal at this time. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 3, 2014, and again on December 17, 2014, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single

PAGE 15 ▪ DODGE & COX STOCK FUND

factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and Global Bond Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, technology, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $180 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that each Fund demonstrated favorable longer-term performance relative to its benchmark and peer group. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative

DODGE & COX STOCK FUND ▪ PAGE 16

to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and subadvised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals.

The Board considered that Dodge & Cox recently recommended closing the International Stock Fund to new investors to pro-actively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders.

The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are

PAGE 17 ▪ DODGE & COX STOCK FUND

continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). An assessment of economies of scale must also take into account that Dodge & Cox has capped expenses when offering new funds. In addition, the Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX STOCK FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Charles F. Pohl (56)	Chairman and Trustee (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC)	—
Dana M. Emery (53)	President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and Global Bond Investment Policy Committee (GBIPC)	—
John A. Gunn (71)	Senior Vice President (Officer since 1998)	Chairman Emeritus (2011-2013), Chairman (until 2011), Chief Executive Officer (until 2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, GSIPC (until 2014), and IIPC	—
Diana S. Strandberg (55)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC	—
David H. Longhurst (57)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (61)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (40)	Chief Compliance Officer (Officer since 2009)	Vice President (since 2011) and Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
Thomas A. Larsen (65)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (54)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Arista Networks (since 2013); Director, Netflix, Inc. (video services) (since 2010); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)

Robert B. Morris III (62)	Trustee (Since 2011)	Advisory Director, The Presidio Group (since 2005)	—
Gary Roughead (63)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2011); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
Mark E. Smith (63)	Trustee (Since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (68)	Trustee (Since 2005) (and 1995-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
800-621-3979.

PAGE 19 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2014, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/14 GSF AR       Printed on recycled paper

2014

Annual Report

December 31, 2014

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 6.9%, compared to a return of 4.9% for the MSCI World Index for the year ending December 31, 2014. At year end, the Fund had net assets of $5.9 billion with a cash position of 3.1%.

MARKET COMMENTARY

During 2014, global equity markets continued to increase. U.S. dollar appreciation detracted from returns: the MSCI World was up 10% in local currency and up 5% in U.S. dollars; the MSCI Emerging Markets Index was up 5% in local currency and down 2% in U.S. dollars.

Economic activity expanded at a moderate pace in some major markets (e.g., United States, United Kingdom). In the United States (S&P 500 up 14%), the economy rebounded and continued to expand through December. U.S. labor market conditions improved: job gains were solid and the unemployment rate declined. While the recovery in the housing sector remained modest, household wealth and spending rose, and consumer sentiment reached a seven-year high. Corporate profitability was robust, and businesses increased investment in fixed assets. The U.S. Federal Reserve (Fed) announced the end of its historic asset-purchase program, but retained an accommodative stance and signaled its intention to take a slow approach toward raising interest rates in 2015.

Internationally, the Eurozone showed significant weakness, as stagnation and deflation concerns rose and manufacturing data disappointed. Economic activity contracted in Japan on the heels of a sales tax hike and declines in business investment. Slowing growth in China weighed on commodity prices.

Global oil prices plummeted approximately 50% amid lower-than-expected demand growth and modestly higher-than-expected supply growth. OPEC did not cut production as many had expected. While consumers and oil importers benefited from lower oil prices, many oil-exporting countries suffered. Despite some mixed news about global economic growth, our long-term outlook for equities continues to be positive.

INVESTMENT STRATEGY

Our disciplined investment process combines in-depth, bottom-up research and rigorous debate of ideas among our experienced investment professionals. The Fund benefits from the collective judgment of our team. We evaluate potential investments based on a three- to five-year investment horizon and have a strict price discipline. Individual company research is the primary factor in determining the Fund’s portfolio composition.

The best investment opportunities often arise during periods of great uncertainty. Macroeconomic conditions are many times not embedded appropriately in company valuations, and we find opportunities when other investors are exceptionally pessimistic. For example, in 2013 the Fed decided to begin tapering its quantitative easing program, and certain countries reliant on external funding (e.g., India, Brazil, Turkey) proved vulnerable, and experienced significant currency and/or market declines. Valuations decreased to the point where we saw investment opportunities arise in certain developing world companies. As a result, we added to select holdings in emerging markets and started new positions that have since outperformed and contributed to the Fund’s strong relative performance in 2014.

During 2014, we identified numerous investment opportunities within the Financials sector where valuations reflected meaningful pessimism about the macroeconomic backdrop, significant changes in commodity prices, and the banking industry’s ability to earn a return with greater regulatory oversight. Standard Chartered and Siam Commercial Bank (a new holding) are two such examples.(a) The Fund’s sector and industry positioning results from individual security selection: 23.6% of the Fund was invested in Financials compared to 20.9% of the MSCI World on December 31.(b)

Standard Chartered

Domiciled in the United Kingdom, Standard Chartered has extensive geographic reach. The company provides consumer and wholesale banking products to customers throughout the emerging markets (especially in Asia, Africa, and the Middle East); approximately a third of the

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

company’s deposits are located in Greater China. Falling commodity prices, concerns about asset quality, regulatory fines, and increasing capital requirements in the United Kingdom weighed on the company’s share price, and its valuation fell to 0.8 times book value in October, a historically low level.

Standard Chartered has been held in the Fund since 2008. Over the years, we have spent considerable time researching and analyzing the company in various market environments. Standard Chartered’s broad network across the developing world would be very difficult to replicate today. The company’s global payments and trade business is a particular strength: local roots from its longstanding presence allow for local currency funding, and cooperation across the network provides integrated wholesale banking services to clients. The bank is exposed to economic growth and increasing trade flows in emerging markets.

We acknowledge the current risks and believe that Standard Chartered’s inexpensive valuation, coupled with its long-term growth opportunities, makes it an attractive investment. We substantially increased the Fund’s exposure to Standard Chartered during 2014. On December 31, Standard Chartered was a 1.7% position in the Fund.

Siam Commercial Bank

Siam Commercial Bank, the largest retail bank in Thailand, is a new addition to the Fund. During late 2013 and early 2014, Thailand lacked a functioning government, and the country’s stock market suffered. Siam Commercial’s stock was no exception, as its valuation declined to eight times forward earnings. During prior periods of political uncertainty, the Thai economy continued to grow, and Siam Commercial delivered an attractive return on shareholder’s equity and increased its book value per share.

As a part of our due diligence process for owning Kasikornbank in Thailand, we had closely followed Siam Commercial to understand the competitive landscape. After conducting additional in-depth research, we concluded that these political concerns provided us with a long-term investment opportunity at a low valuation. Siam Commercial’s leading positions in retail banking and fee-related financial services provide it with a durable franchise. We believe that the company’s high return on equity—generated by a combination of stable net interest margins, high fee income, ample provisions, efficient operations, and moderate leverage—is sustainable over our investment horizon. Furthermore, we believe that Siam Commercial is well prepared to absorb economic volatility, given its high profitability, capital levels, and loan loss reserves. After weighing these opportunities against the political risk, we initiated a position; Siam Commercial was a 0.4% holding in the Fund at year end.

IN CLOSING

We continue to see long-term opportunity for global equities as we look for attractively valued investments in both developed and emerging markets. Global equity valuations remain reasonable: the MSCI World traded at 15.5 times forward estimated earnings (compared to a 20-year average of 16.1 times) with a 2.4% dividend yield at year end. Corporate balance sheets and cash flows continue to be strong. The Fund is invested in companies that we believe have favorable long-term prospects over our three- to five-year investment horizon. Acknowledging that both share prices and currencies can be volatile in the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 27, 2015

(a)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(b)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2014.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

ANNUAL PERFORMANCE REVIEW

The Fund outperformed the MSCI World by 2.0 percentage points in 2014.

Key Contributors to Relative Results

▪

The Fund’s holdings in the Consumer Discretionary sector (up 14% compared to up 4% for the MSCI World sector) helped results. Time Warner (up 30%), Target (up 30% since date of purchase), and Naspers (up 26%) performed well.

▪

Relative returns in the Financials sector (up 8% compared to up 3% for the MSCI World sector) had a positive impact, due largely to the Fund’s holdings in emerging markets. ICICI Bank (up 60%) and Kasikornbank (up 47%) were particularly strong.

▪

The Fund’s higher average weighting in the Information Technology sector (20% compared to 13% for the MSCI World sector), the second-strongest sector of the market (up 16%), aided performance. Hewlett-Packard (up 46%), Corning (up 31%), Baidu (up 28%), and Microsoft (up 27%) contributed to results.

▪	Selected additional contributors included UnitedHealth Group (up 36%), Nidec (up 29% to date of sale), and China Mobile (up 24% since date of purchase).

Key Detractors from Relative Results

▪	Relative returns in the Health Care sector (up 6% compared to up 18% for the MSCI World sector) had a negative impact. Sanofi (down 12%) was a notable detractor.
▪	The Fund’s underweight position in the Utilities sector (no holdings versus 3% for the MSCI World sector), a stronger sector of the market (up 15%), detracted from results.
▪

Selected additional detractors included Saipem (down 51%), Petrobras (down 46%), Coach (down 31%), Standard Chartered (down 30%), Millicom International Cellular (down 24%), AEGON (down 17%), and Credit Suisse (down 15%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Stock Investment Policy Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 18 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2014

	1 Year	3 Years	5 Years	Since Inception (5/1/08)
Dodge & Cox Global Stock Fund	6.95%	19.93%	11.65%	5.09%
MSCI World Index	4.94	15.48	10.20	4.12

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2014	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$983.80	$3.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.00	3.24
*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

FUND INFORMATION	December 31, 2014

GENERAL INFORMATION
Net Asset Value Per Share	$11.83
Total Net Assets (billions)	$5.9
Expense Ratio	0.65%
Portfolio Turnover Rate	17%
30-Day SEC Yield(a)	1.22%
Fund Inception	2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Stock Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 18 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Equity Securities	91	1,636
Median Market Capitalization (billions)	$34	$11
Weighted Average Market Capitalization (billions)	$88	$93
Price-to-Earnings Ratio(b)	14.0x	15.5x
Countries Represented	20	23
Emerging Markets (Brazil, China, India, Mexico, South Africa, South Korea, Thailand, Turkey)	16.6%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Hewlett-Packard Co. (United States)	2.7
Samsung Electronics Co., Ltd. (South Korea)	2.7
Novartis AG (Switzerland)	2.5
Roche Holding AG (Switzerland)	2.4
Google, Inc. (United States)	2.3
Microsoft Corp. (United States)	2.3
Time Warner Cable, Inc. (United States)	2.2
Wal-Mart Stores, Inc. (United States)	2.1
Naspers, Ltd. (South Africa)	2.1
Time Warner, Inc. (United States)	2.0

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(d)	Fund	MSCI World
United States	44.4	58.4
Europe (excluding United Kingdom)	24.6	16.9
Pacific (excluding Japan)	9.8	4.6
United Kingdom	6.6	7.9
Japan	5.0	8.0
Latin America	3.6	0.0
Africa/Middle East	2.9	0.2
Canada	0.0	4.0

SECTOR DIVERSIFICATION (%)	Fund	MSCI World
Financials	23.6	20.9
Information Technology	18.8	13.4
Consumer Discretionary	17.9	12.4
Health Care	13.7	12.7
Energy	6.5	8.0
Industrials	4.9	10.9
Telecommunication Services	3.9	3.3
Consumer Staples	3.9	9.9
Materials	3.7	5.1
Utilities	0.0	3.4

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2014

COMMON STOCKS: 94.4%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 17.9%
AUTOMOBILES & COMPONENTS: 4.4%
Bayerische Motoren Werke AG (Germany)	436,500	$47,405,571
Honda Motor Co., Ltd. (Japan)	2,312,000	67,232,260
Mahindra & Mahindra, Ltd. (India)	2,398,426	46,714,636
Nissan Motor Co., Ltd. (Japan)	8,489,600	73,946,479
Yamaha Motor Co., Ltd. (Japan)	1,233,000	24,797,348

		260,096,294
CONSUMER DURABLES & APPAREL: 0.9%
Coach, Inc. (United States)	1,000,800	37,590,048
Panasonic Corp. (Japan)	1,513,640	17,783,261

		55,373,309
CONSUMER SERVICES: 0.2%
New Oriental Education & Technology Group, Inc. ADR(a) (Cayman Islands/China)	675,800	13,793,078

MEDIA: 11.2%
Comcast Corp., Class A (United States)	1,320,800	76,619,608
DISH Network Corp., Class A(a) (United States)	854,200	62,262,638
Grupo Televisa SAB ADR (Mexico)	1,442,700	49,138,362
Liberty Global PLC, Series C(a) (United Kingdom)	1,373,100	66,334,461
Naspers, Ltd. (South Africa)	931,700	119,954,544
Television Broadcasts, Ltd. (Hong Kong)	2,778,100	16,125,969
Time Warner Cable, Inc. (United States)	865,171	131,557,903
Time Warner, Inc. (United States)	1,401,666	119,730,310
Time, Inc. (United States)	658,446	16,204,356

		657,928,151
RETAILING: 1.2%
Target Corp. (United States)	901,900	68,463,229

		1,055,654,061
CONSUMER STAPLES: 3.9%
FOOD & STAPLES RETAILING: 2.1%
Wal-Mart Stores, Inc. (United States)	1,447,500	124,311,300

FOOD, BEVERAGE & TOBACCO: 1.8%
Anadolu Efes Biracilik ve Malt Sanayii AS(a) (Turkey)	4,098,485	39,834,328
Unilever PLC (United Kingdom)	1,596,700	64,859,172

		104,693,500

		229,004,800

	SHARES	VALUE
ENERGY: 5.9%
Apache Corp. (United States)	855,332	$53,603,656
Baker Hughes, Inc. (United States)	1,349,287	75,654,522
National Oilwell Varco, Inc. (United States)	774,500	50,752,985
Saipem SPA(a) (Italy)	3,653,143	38,366,436
Schlumberger, Ltd. (Curacao/United States)	1,006,500	85,965,165
Weatherford International PLC(a) (Ireland)	3,885,575	44,489,834

		348,832,598
FINANCIALS: 22.8%
BANKS: 9.2%
Bank of America Corp. (United States)	4,658,100	83,333,409
Barclays PLC (United Kingdom)	16,171,700	60,797,557
ICICI Bank, Ltd. (India)	15,651,315	86,721,387
Kasikornbank PCL- Foreign (Thailand)	8,448,100	58,701,391
Siam Commercial Bank PCL- Foreign (Thailand)	4,537,100	25,067,001
Standard Chartered PLC (United Kingdom)	6,684,483	100,247,221
Wells Fargo & Co. (United States)	1,722,973	94,453,380
Yapi ve Kredi Bankasi AS (Turkey)	16,421,817	34,113,478

		543,434,824
DIVERSIFIED FINANCIALS: 8.0%
Bank of New York Mellon Corp. (United States)	2,149,700	87,213,329
Capital One Financial Corp. (United States)	1,178,200	97,260,410
Charles Schwab Corp. (United States)	3,403,300	102,745,627
Credit Suisse Group AG (Switzerland)	3,433,604	86,076,415
Goldman Sachs Group, Inc. (United States)	309,200	59,932,236
Haci Omer Sabanci Holding AS (Turkey)	8,386,388	36,433,260

		469,661,277
INSURANCE: 3.5%
AEGON NV (Netherlands)	11,353,815	85,187,712
Aviva PLC (United Kingdom)	6,750,800	50,584,888
Dai-ichi Life Insurance Co., Ltd. (Japan)	1,957,000	29,696,906
Swiss Re AG (Switzerland)	508,000	42,506,039

		207,975,545
REAL ESTATE: 2.1%
BR Malls Participacoes SA (Brazil)	7,750,800	47,393,780
Hang Lung Group, Ltd. (Hong Kong)	11,321,000	51,196,122
Hang Lung Properties, Ltd. (Hong Kong)	9,228,400	25,718,520

		124,308,422

		1,345,380,068

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)

	SHARES	VALUE
HEALTH CARE: 13.7%
HEALTH CARE EQUIPMENT & SERVICES: 4.4%
Cigna Corp. (United States)	610,000	$62,775,100
Express Scripts Holding Co.(a) (United States)	1,228,100	103,983,227
UnitedHealth Group, Inc. (United States)	941,600	95,186,344

		261,944,671
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 9.3%
Bayer AG (Germany)	435,620	59,553,357
GlaxoSmithKline PLC (United Kingdom)	2,131,400	45,601,411
Merck & Co., Inc. (United States)	669,200	38,003,868
Novartis AG (Switzerland)	959,000	88,196,817
Novartis AG ADR (Switzerland)	609,700	56,494,802
Roche Holding AG (Switzerland)	527,400	142,946,740
Sanofi (France)	1,277,762	116,450,022

		547,247,017

		809,191,688
INDUSTRIALS: 4.9%
CAPITAL GOODS: 2.4%
Koninklijke Philips NV (Netherlands)	1,579,470	45,860,165
Mitsubishi Electric Corp. (Japan)	1,987,100	23,658,476
NOW, Inc.(a) (United States)	165,300	4,253,169
Schneider Electric SA (France)	939,278	68,249,683

		142,021,493
COMMERCIAL & PROFESSIONAL SERVICES: 1.5%
ADT Corp. (United States)	913,000	33,077,990
Tyco International PLC (Ireland)	1,263,300	55,408,338

		88,486,328
TRANSPORTATION: 1.0%
FedEx Corp. (United States)	316,600	54,980,756

		285,488,577

INFORMATION TECHNOLOGY: 17.7%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.6%
Samsung Electronics Co., Ltd. (South Korea)	78,217	94,020,905

SOFTWARE & SERVICES: 8.2%
AOL, Inc.(a) (United States)	603,969	27,885,249
Baidu, Inc. ADR(a) (Cayman Islands/China)	205,000	46,733,850
eBay, Inc.(a) (United States)	998,900	56,058,268
Google, Inc., Class A(a) (United States)	60,600	32,157,996
Google, Inc., Class C(a) (United States)	193,400	101,805,760
Microsoft Corp. (United States)	2,859,800	132,837,710
Nintendo Co., Ltd. (Japan)	276,200	28,785,921
Symantec Corp. (United States)	1,565,600	40,165,468
Synopsys, Inc.(a) (United States)	446,800	19,422,396

		485,852,618

	SHARES	VALUE
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.9%
Corning, Inc. (United States)	2,879,800	$66,033,814
EMC Corp. (United States)	1,844,400	54,852,456
Hewlett-Packard Co. (United States)	3,995,200	160,327,376
Kyocera Corp. (Japan)	602,700	27,624,031
NetApp, Inc. (United States)	1,286,400	53,321,280
TE Connectivity, Ltd. (Switzerland)	1,020,115	64,522,274
Telefonaktiebolaget LM Ericsson (Sweden)	3,153,747	38,194,833

		464,876,064

		1,044,749,587

MATERIALS: 3.7%
Akzo Nobel NV (Netherlands)	714,968	49,579,222
Celanese Corp., Series A (United States)	931,300	55,840,748
Lafarge SA (France)	730,171	51,246,574
Linde AG (Germany)	306,710	57,207,478

		213,874,022

TELECOMMUNICATION SERVICES: 3.9%
America Movil SAB de CV, Series L (Mexico)	29,340,500	32,693,913
China Mobile, Ltd. (Hong Kong/China)	3,823,100	45,011,613
Millicom International Cellular SA SDR (Luxembourg)	842,800	62,679,751
MTN Group, Ltd. (South Africa)	2,546,200	48,318,692
Telecom Italia SPA- RSP (Italy)	50,281,384	42,026,936

		230,730,905

TOTAL COMMON STOCKS (Cost $4,462,182,058)		$5,562,906,306

PREFERRED STOCKS: 2.5%
ENERGY: 0.6%
Petroleo Brasileiro SA ADR (Brazil)	4,888,700	37,056,346

FINANCIALS: 0.8%
BANKS: 0.8%
Itau Unibanco Holding SA (Brazil)	3,476,330	45,200,675

INFORMATION TECHNOLOGY: 1.1%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.1%
Samsung Electronics Co., Ltd. (South Korea)	70,814	66,260,477

TOTAL PREFERRED STOCKS (Cost $174,777,106)		$148,517,498

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2014

SHORT-TERM INVESTMENTS: 2.9%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$5,918,640	$5,918,640

REPURCHASE AGREEMENT: 2.8%
Fixed Income Clearing Corporation(b) 0.01%, dated 12/31/14, due 1/2/15, maturity value $166,990,093	166,990,000	166,990,000

TOTAL SHORT-TERM INVESTMENTS (Cost $172,908,640)		$172,908,640

TOTAL INVESTMENTS (Cost $4,809,867,804)	99.8%	$5,884,332,444
OTHER ASSETS LESS LIABILITIES	0.2%	10,998,080

NET ASSETS	100.0%	$5,895,330,524

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by Freddie Mac 1.25%, 10/2/19 and U.S. Treasury Note 1.00%-1.50%, 9/30/19-10/31/19. Total collateral value is $170,333,650.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell EUR:
JPMorgan	2/11/15	21,805,263	17,500,000	$621,372
UBS	2/11/15	24,264,045	19,500,000	659,138
Credit Suisse	2/18/15	33,946,878	27,250,000	958,695
Deutsche Bank	3/11/15	23,887,783	19,400,000	398,647
Barclays	3/18/15	23,641,225	19,000,000	635,072
HSBC	3/18/15	13,690,050	11,000,000	370,698

Counterparty	Settlement Date	Deliver U.S. Dollar	Receive Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to buy EUR:
UBS	2/11/15	23,868,000	19,500,000	$(263,093)

				$3,380,529

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014
ASSETS:
Investments, at value (cost $4,809,867,804)	$5,884,332,444
Cash	100
Cash denominated in foreign currency (cost $9,872)	9,696
Receivable for investments sold	6,729,515
Unrealized appreciation on forward currency contracts	3,643,622
Receivable for Fund shares sold	7,660,136
Dividends and interest receivable	7,858,933
Prepaid expenses and other assets	43,462

5,910,277,908

LIABILITIES:
Payable for investments purchased	9,568,691
Unrealized depreciation on forward currency contracts	263,093
Payable for Fund shares redeemed	1,419,817
Management fees payable	2,963,380
Accrued expenses	732,403

14,947,384

NET ASSETS	$5,895,330,524

NET ASSETS CONSIST OF:
Paid in capital	$4,787,622,375
Undistributed net investment income	(306,245)
Undistributed net realized gain	30,374,447
Net unrealized appreciation	1,077,639,947

$5,895,330,524

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	498,170,933
Net asset value per share	$11.83

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2014
INVESTMENT INCOME:
Dividends (net of foreign taxes of $5,930,875)	$106,666,081
Interest	1,047

106,667,128

EXPENSES:
Management fees	30,927,124
Custody and fund accounting fees	657,994
Transfer agent fees	275,371
Professional services	342,907
Shareholder reports	173,319
Proxy expenses	120,895
Registration fees	486,070
Trustees’ fees	258,072
Miscellaneous	145,217

33,386,969

NET INVESTMENT INCOME	73,280,159

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments (net of foreign taxes of $214,037)	144,630,824
Forward currency contracts	17,141,320
Foreign currency transactions	(870,321)
Net change in unrealized appreciation/depreciation
Investments	63,357,953
Forward currency contracts	4,668,026
Foreign currency translation	(288,458)

Net realized and unrealized gain	228,639,344

NET INCREASE IN NET ASSETS FROM OPERATIONS	$301,919,503

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
OPERATIONS:
Net investment income	$73,280,159	$51,571,394
Net realized gain	160,901,823	107,605,183
Net change in unrealized appreciation/depreciation	67,737,521	776,996,647

	301,919,503	936,173,224

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(72,474,215)	(51,208,519)
Net realized gain	(138,830,388)	(100,724,648)

Total distributions	(211,304,603)	(151,933,167)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	2,482,518,668	867,041,207
Reinvestment of distributions	204,987,790	147,064,049
Cost of shares redeemed	(806,780,930)	(569,072,368)

Net increase from Fund share transactions	1,880,725,528	445,032,888

Total increase in net assets	1,971,340,428	1,229,272,945

NET ASSETS:
Beginning of year	3,923,990,096	2,694,717,151

End of year (including undistributed net investment income of $(306,245) and $(27,832), respectively)	$5,895,330,524	$3,923,990,096

SHARE INFORMATION:
Shares sold	205,490,704	84,147,647
Distributions reinvested	17,283,962	13,130,720
Shares redeemed	(66,336,804)	(55,260,639)

Net increase in shares outstanding	156,437,862	42,017,728

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its net asset value per share (NAV) when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis exists for quantifying a resulting change in value. Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets.

The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. However, a corresponding receivable amount has not yet been recorded because there is limited historical precedent for collecting such reclaims and the amount, if any, that the Fund might ultimately recover is uncertain. Such amounts, if and when recorded, could result in an increase in the Fund’s net asset value per share.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the year, the Fund maintained forward currency contracts to hedge foreign currency risks associated with portfolio investments denominated in euro. These euro forward currency contracts had U.S. dollar total values ranging from 2% to 4% of net assets during the year.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2014, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2014:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$641,693,992	$413,960,069
Consumer Staples	124,311,300	104,693,500
Energy	310,466,162	38,366,436
Financials	524,938,391	820,441,677
Health Care	356,443,341	452,748,347
Industrials	147,720,253	137,768,324
Information Technology	856,123,896	188,625,691
Materials	55,840,748	158,033,274
Telecommunication Services	32,693,913	198,036,992
Preferred Stocks
Energy	37,056,346	—
Financials	—	45,200,675
Information Technology	—	66,260,477
Short-term Investments
Money Market Fund	5,918,640	—
Repurchase Agreement	—	166,990,000

Total Securities	$3,093,206,982	$2,791,125,462

Other Financial Instruments
Forward Currency Contracts	$—	$3,380,529	(b)

(a)

Transfers during the year between Level 1 and Level 2 relate to the use of systematic fair valuation (see Note 1). On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at December 31, 2014 and 2013, and there were no transfers to Level 3 during the year.

(b)	Represents net unrealized appreciation/(depreciation).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 12

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as forward currency contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to an ISDA Master Agreement in the Consolidated Statement of Assets and Liabilities. The net amount for Derivatives is disclosed on the Consolidated Portfolio of Investments. At December 31, 2014, no collateral is pledged or held by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, investments in passive foreign investment companies, foreign capital gain taxes, and foreign currency realized gain (loss). At December 31, 2014, the cost of investments for federal income tax purposes was $4,812,574,577.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Ordinary income	$100,240,292	$57,838,261
	($0.213 per share)	($0.184 per share)

Long-term capital gain	$111,064,311	$94,094,906
	($0.236 per share)	($0.296 per share)

At December 31, 2014, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,285,901,921
Unrealized depreciation	(214,144,054)

Net unrealized appreciation	1,071,757,867
Undistributed ordinary income	10,294,975
Undistributed long-term capital gain	25,860,529

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

PAGE 13 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2014, amounted to $14,744 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2014, purchases and sales of securities, other than short-term securities, aggregated $2,584,681,066 and $843,845,025, respectively.

NOTE 8—ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements and similar transactions. Management is currently evaluating the impact, if any, of applying this ASU effective January 1, 2015.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2014, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 14

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout the year)	Year Ended December 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.48	$8.99	$7.68	$8.90	$7.91
Income from investment operations:
Net investment income	0.16	0.16	0.15	0.16	0.08
Net realized and unrealized gain (loss)	0.64	2.81	1.48	(1.18)	0.99

Total from investment operations	0.80	2.97	1.63	(1.02)	1.07

Distributions to shareholders from:
Net investment income	(0.15)	(0.16)	(0.15)	(0.15)	(0.08)
Net realized gain	(0.30)	(0.32)	(0.17)	(0.05)	—

Total distributions	(0.45)	(0.48)	(0.32)	(0.20)	(0.08)

Net asset value, end of year	$11.83	$11.48	$8.99	$7.68	$8.90

Total return	6.95%	33.17%	21.11%	(11.39)%	13.51%
Ratios/supplemental data:
Net assets, end of year (millions)	$5,895	$3,924	$2,695	$1,875	$1,817
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.66%	0.69%
Ratio of net investment income to average net assets	1.42%	1.58%	1.93%	1.94%	1.19%
Portfolio turnover rate	17%	24%	12%	19%	14%

See accompanying Notes to Consolidated Financial Statements

PAGE 15 ▪ DODGE & COX GLOBAL STOCK FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Global Stock Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Global Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2015

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 16

SPECIAL 2014 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2014, the Fund elected to pass through to shareholders foreign source income of $80,757,152 and foreign taxes paid of $6,144,911.

The Fund designates up to a maximum of $105,019,221 of its distributions paid to shareholders in 2014 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 31% of its ordinary dividends paid to shareholders in 2014 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 17, 2014, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2015 with respect to each Fund other than the Dodge & Cox Global Bond Fund. The Agreement for the Dodge & Cox Global Bond Fund was not subject to renewal at this time. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 3, 2014, and again on December 17, 2014, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

PAGE 17 ▪ DODGE & COX GLOBAL STOCK FUND

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and Global Bond Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, technology, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $180 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that each Fund demonstrated favorable longer-term performance relative to its benchmark and peer group. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 18

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and subadvised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals.

The Board considered that Dodge & Cox recently recommended closing the International Stock Fund to new investors to pro-actively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders.

The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

PAGE 19 ▪ DODGE & COX GLOBAL STOCK FUND

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). An assessment of economies of scale must also take into account that Dodge & Cox has capped expenses when offering new funds. In addition, the Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 20

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 21

THIS PAGE INTENTIONALLY LEFT BLANK

PAGE 22 ▪ DODGE & COX GLOBAL STOCK FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Charles F. Pohl (56)	Chairman and Trustee (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC)	—
Dana M. Emery (53)	President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and Global Bond Investment Policy Committee (GBIPC)	—
John A. Gunn (71)	Senior Vice President (Officer since 1998)	Chairman Emeritus (2011-2013), Chairman (until 2011), Chief Executive Officer (until 2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, GSIPC (until 2014), and IIPC	—
Diana S. Strandberg (55)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC	—
David H. Longhurst (57)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (61)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (40)	Chief Compliance Officer (Officer since 2009)	Vice President (since 2011) and Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
Thomas A. Larsen (65)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (54)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Arista Networks (since 2013); Director, Netflix, Inc. (video services) (since 2010); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)

Robert B. Morris III (62)	Trustee (Since 2011)	Advisory Director, The Presidio Group (since 2005)	—
Gary Roughead (63)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2011); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
Mark E. Smith (63)	Trustee (Since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (68)	Trustee (Since 2005) (and 1995-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
800-621-3979.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 23

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2014, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/14 ISF AR       Printed on recycled paper

2014

Annual Report

December 31, 2014

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

(Closed to New Investors)

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 0.1% for the year ending December 31, 2014, compared to a return of -4.9% for the MSCI EAFE (Europe, Australasia, Far East) Index. At year end, the Fund had net assets of $64.0 billion with a cash position of 1.6%.

MARKET COMMENTARY

During 2014, global equity markets increased in local currency. However, the U.S. dollar’s appreciation against both developed and emerging market currencies was a meaningful headwind to returns. The MSCI EAFE was up 6% in local currency and down 5% in U.S. dollars; Japan (up 9% in local currency) was a particularly strong area of the market. The MSCI Emerging Markets Index was up 5% in local currency and down 2% in U.S. dollars.

Global oil prices plummeted approximately 50% amid lower-than-expected demand growth and modestly higher-than-expected supply growth. OPEC did not cut production as many had expected. While consumers and oil importers benefited from lower oil prices, many oil-exporting countries suffered.

Although economic activity expanded at a moderate pace in some major markets (e.g., United Kingdom, United States), interest rates remained low across the developed world as concerns about global economic growth persisted. The Eurozone showed significant weakness, as stagnation and deflation concerns rose and manufacturing data disappointed. Economic activity contracted in Japan on the heels of a sales tax hike and declines in business investment. Slowing growth in China weighed on commodity prices. As we assess whether these economic developments create long-term opportunities or risks for companies, we are continuing to find attractive investments across the globe.

INVESTMENT STRATEGY

Our investment approach focuses on intensive bottom-up research, a three- to five-year investment horizon, a strict price discipline, and a team decision-making process. We analyze each company’s business model, competitive position, financial characteristics, and corporate governance structure, paying close attention to the strength and depth of its management team. We also incorporate external factors

(e.g., geopolitical risk, regulations, demographics, state of the economy, currency, trade policies, etc.) and think about how they might affect a particular company’s operations and future prospects. To assess how the stock price reflects investors’ concern or optimism, we weigh these elements in relation to the company’s current valuation.

The best investment opportunities often arise during periods of great uncertainty. Macroeconomic conditions are many times not embedded appropriately in company valuations, and we find opportunities when other investors are exceptionally pessimistic. For example, in 2013 the U.S. Federal Reserve decided to begin tapering its quantitative easing program, and certain countries reliant on external funding (e.g., India, Brazil, Turkey) proved vulnerable, and experienced significant currency and/or market declines. Valuations decreased to the point where we saw investment opportunities arise in developing world companies. As a result, we added to selected holdings in emerging markets and started new positions that have since outperformed significantly and contributed to the Fund’s strong relative performance in 2014.

During 2014, we identified numerous investment opportunities within the Financials sector where valuations reflected meaningful pessimism about the macroeconomic backdrop, significant changes in commodity prices, and the banking industry’s ability to earn a return with greater regulatory oversight. Standard Chartered and Siam Commercial Bank (a new holding) are two such examples.(a) The Fund’s sector and industry positioning results from individual security selection: 27.0% of the Fund was invested in Financials compared to 25.9% of the MSCI EAFE on December 31.(b)

Standard Chartered

Domiciled in the United Kingdom, Standard Chartered has extensive geographic reach. The company provides consumer and wholesale banking products to customers throughout emerging markets (especially in Asia, Africa, and the Middle East); approximately a third of the company’s deposits are located in Greater China. Falling commodity prices, concerns about asset quality, regulatory fines, and increasing capital requirements in the United Kingdom weighed on the company’s share price, and its

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

valuation fell to 0.8 times book value in October, a historically low level.

Standard Chartered has been held in the Fund since 2002. Over the years, we have spent considerable time researching and analyzing the company in various market environments. We have traveled to visit the company numerous times and have met with managers in various positions, segments, and geographies. From our meetings, we have found management to be competent and focused on long-term shareholder value. Standard Chartered’s broad network across the developing world would be very difficult to replicate today. The company’s global payments and trade business is a particular strength: local roots from its longstanding presence allow for local currency funding, and cooperation across the network provides integrated wholesale banking services to clients. The bank is exposed to economic growth and increasing trade flows in emerging markets, where a growing entrepreneurial class wants to expand internationally.

We acknowledge the current risks and believe that Standard Chartered’s inexpensive valuation, coupled with its long-term growth opportunities, makes it an attractive investment. We substantially increased the Fund’s exposure to Standard Chartered during 2014. On December 31, Standard Chartered was a 2.4% position in the Fund.

Siam Commercial Bank

Siam Commercial Bank, the largest retail bank in Thailand, is a new addition to the Fund. During late 2013 and early 2014, Thailand lacked a functioning government, and the country’s stock market suffered. Siam Commercial’s stock was no exception, and its valuation declined to eight times forward earnings. During prior periods of political uncertainty, the Thai economy continued to grow, and Siam Commercial delivered an attractive return on shareholder’s equity and increased its book value per share.

As a part of our due diligence process for owning Kasikornbank in Thailand, we had closely followed Siam Commercial to understand the competitive landscape. After conducting additional in-depth research, we concluded that these political concerns provided us with a long-term investment opportunity at a low valuation. Siam Commercial’s leading positions in retail banking and fee-related financial services provide it with a durable franchise. We believe that the company’s high return on equity—generated by a combination of stable net interest margins, high fee income, ample provisions, efficient operations, and moderate leverage—is sustainable over our investment horizon. Furthermore, we believe that Siam Commercial is well prepared to absorb economic volatility, given its high profitability, capital levels, and loan loss reserves. We have been impressed with management’s track record for profitable growth and improvement of the bank over time. After weighing these opportunities against the political risk, we initiated a position; Siam Commercial was a 0.6% holding in the Fund at year end.

IN CLOSING

We continue to see long-term opportunity for international equities as we look for attractively valued investments in both developed and emerging markets. International equity valuations remain reasonable: the MSCI EAFE traded at 14.0 times forward estimated earnings (compared to a 20-year average of 16.1 times) with a 3.1% dividend yield at quarter end. Corporate balance sheets and cash flows continue to be strong. The Fund is invested in companies that we believe have favorable long-term prospects over our three- to five-year investment horizon. Acknowledging that both share prices and currencies can be volatile in the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 27, 2015

(a)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(b)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2014.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

International Stock Fund Soft Close

On January 16, 2015, the Dodge & Cox International Stock Fund closed to new investors, with limited exceptions. Complete rules on eligibility to invest in the International Stock Fund are available in a supplement to the Fund’s prospectus, dated January 6, 2015.

We closed the International Stock Fund to new investors to proactively “tap the brakes” on the Fund’s growth. We believe this decision is in the best long-term interests of the Fund’s existing shareholders, as it allows us to have stable and balanced growth within the Fund. Over the past couple of years, the International Stock Fund experienced significant, but manageable asset flows. A meaningful portion of these flows came from existing shareholders, and we wanted to preserve their ability to continue to invest with us. Thus, current shareholders in the Fund will be able to make additional investments. We remain confident in our ability to continue to find and invest in attractive international opportunities with the assets entrusted to us.

Five of the six Dodge & Cox Funds (Stock Fund, Global Stock Fund, Balanced Fund, Income Fund, and Global Bond Fund) remain open to new investors.

ANNUAL PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 5.0 percentage points in 2014.

Key Contributors to Relative Results

▪

The Fund’s holdings in emerging markets (up 14%), particularly in the Financials sector (up 26%), significantly contributed to results. ICICI Bank (up 60%), Kasikornbank (up 47%), and China Mobile (up 24% since date of purchase) were notable performers.

▪	Strong returns from the Fund’s holdings in the Media industry (up 21% compared to up 1% for the MSCI EAFE industry) helped performance, especially Naspers (up 26%).
▪

The Fund’s average overweight position (16% versus 5%) and holdings in the Information Technology sector (up 10% compared to down 1% for the MSCI EAFE sector) aided results. Hewlett-Packard (up 46%) and Baidu (up 28%) were strong performers.

▪	Additional contributors included Yamaha Motor (up 38%), Nidec (up 35%), NGK Spark Plug (up 31%), and Novartis (up 19%).

Key Detractors from Relative Results

▪

The Fund’s average overweight position (15% versus 11%) and selection of holdings in the Health Care sector (down 3% compared to up 6% for the MSCI EAFE sector) hindered performance. GlaxoSmithKline (down 16%) and Sanofi (down 12%) performed poorly.

▪	The Fund’s underweight position in the Utilities sector (no holdings versus 4% for the MSCI EAFE sector), the second-strongest sector of the market (up 4%), hurt results.
▪	Additional detractors included Saipem (down 51%), Petrobras (down 46%), Standard Chartered (down 30%), and Millicom International Cellular (down 24%).

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Investment Policy Committee, which is the decision-making body for the International Stock Fund, is an nine-member committee with an average tenure at Dodge & Cox of 24 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2014

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	0.07%	15.23%	7.89%	6.73%
MSCI EAFE	-4.90	11.06	5.34	4.43

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2014	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$927.50	$3.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.99	3.25
*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND INFORMATION	December 31, 2014

GENERAL INFORMATION
Net Asset Value Per Share	$42.11
Total Net Assets (billions)	$64.0
Expense Ratio	0.64%
Portfolio Turnover Rate	12%
30-Day SEC Yield(a)	1.59%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 24 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Equity Securities	80	910
Median Market Capitalization (billions)	$27	$9
Weighted Average Market Capitalization (billions)	$69	$57
Price-to-Earnings Ratio(b)	13.3x	14.0x
Countries Represented	24	21
Emerging Markets (Brazil, China, India, Mexico, South Africa, South Korea, Thailand, Turkey, United Arab Emirates)	22.4%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Naspers, Ltd. (South Africa)	3.9
Novartis AG (Switzerland)	3.5
Roche Holding AG (Switzerland)	3.3
Sanofi (France)	2.8
Samsung Electronics Co., Ltd. (South Korea)	2.8
Hewlett-Packard Co. (United States)	2.4
Standard Chartered PLC (United Kingdom)	2.4
Schlumberger, Ltd. (United States)	2.4
Lafarge SA (France)	2.2
Credit Suisse Group AG (Switzerland)	2.2

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(d)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	43.0	44.8
United Kingdom	15.8	21.1
Japan	12.3	21.2
Pacific (excluding Japan)	11.4	12.3
Africa/Middle East	6.2	0.6
United States	5.2	0.0
Latin America	4.5	0.0

SECTOR DIVERSIFICATION (%)	Fund	MSCI EAFE
Financials	27.0	25.9
Information Technology	16.2	4.8
Consumer Discretionary	14.7	12.4
Health Care	13.1	11.0
Industrials	8.3	12.6
Telecommunication Services	5.9	5.0
Energy	5.6	5.7
Materials	4.5	7.6
Consumer Staples	3.1	11.1
Utilities	0.0	3.9

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI EAFE. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2014

COMMON STOCKS: 95.7%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.7%
AUTOMOBILES & COMPONENTS: 5.7%
Bayerische Motoren Werke AG (Germany)	8,676,300	$942,279,396
Honda Motor Co., Ltd. (Japan)	18,239,600	530,402,048
Honda Motor Co., Ltd. ADR (Japan)	6,758,400	199,507,968
Mahindra & Mahindra, Ltd. (India)	13,923,429	271,189,489
NGK Spark Plug Co., Ltd.(b) (Japan)	14,009,700	423,054,875
Nissan Motor Co., Ltd. (Japan)	74,457,100	648,539,435
Yamaha Motor Co., Ltd.(b) (Japan)	31,550,100	634,516,458

		3,649,489,669
CONSUMER DURABLES & APPAREL: 1.4%
Panasonic Corp. (Japan)	77,951,134	915,822,368

CONSUMER SERVICES: 0.2%
New Oriental Education & Technology Group, Inc. ADR(a) (Cayman Islands/China)	5,733,700	117,024,817

MEDIA: 7.4%
Grupo Televisa SAB ADR (Mexico)	21,265,992	724,319,687
Liberty Global PLC, Series A(a) (United Kingdom)	11,043,805	554,454,230
Liberty Global PLC, Series C(a) (United Kingdom)	14,903,247	719,975,863
Naspers, Ltd. (South Africa)	19,421,895	2,500,530,817
Television Broadcasts, Ltd.(b) (Hong Kong)	40,022,900	232,319,948

		4,731,600,545

		9,413,937,399
CONSUMER STAPLES: 3.1%
FOOD, BEVERAGE & TOBACCO: 3.1%
Anadolu Efes Biracilik ve Malt Sanayii AS(a) (Turkey)	28,262,444	274,690,641
Imperial Tobacco Group PLC (United Kingdom)	22,874,300	1,001,737,550
Unilever PLC (United Kingdom)	17,987,500	730,665,970

		2,007,094,161
ENERGY: 4.9%
Royal Dutch Shell PLC ADR (United Kingdom)	8,052,716	539,129,336
Saipem SPA(a),(b) (Italy)	35,889,000	376,917,360
Schlumberger, Ltd. (Curacao/United States)	17,582,117	1,501,688,613
Total SA (France)	6,524,600	336,403,333
Weatherford International PLC(a) (Ireland)	31,817,592	364,311,428

		3,118,450,070

	SHARES	VALUE
FINANCIALS: 25.7%
BANKS: 16.8%
Banco Santander SA (Spain)	54,541,604	$456,067,313
Barclays PLC (United Kingdom)	361,753,502	1,360,013,441
BNP Paribas SA (France)	17,056,007	1,002,284,092
HSBC Holdings PLC (United Kingdom)	88,737,229	838,609,627
ICICI Bank, Ltd. (India)	216,633,785	1,200,332,514
Kasikornbank PCL- Foreign(b) (Thailand)	123,826,527	860,405,220
Lloyds Banking Group PLC(a) (United Kingdom)	798,341,600	942,734,693
Mitsubishi UFJ Financial Group, Inc. (Japan)	116,265,800	637,269,483
Siam Commercial Bank PCL- Foreign (Thailand)	66,952,500	369,905,525
Standard Bank Group, Ltd. (South Africa)	28,198,309	346,538,537
Standard Chartered PLC (United Kingdom)	102,660,839	1,539,605,051
UniCredit SPA (Italy)	112,234,764	715,329,235
Yapi ve Kredi Bankasi AS(b) (Turkey)	234,711,168	487,571,771

		10,756,666,502
DIVERSIFIED FINANCIALS: 3.3%
Credit Suisse Group AG (Switzerland)	54,969,105	1,378,010,829
Deutsche Boerse AG (Germany)	5,992,000	429,410,952
Haci Omer Sabanci Holding AS (Turkey)	75,195,354	326,673,638

		2,134,095,419
INSURANCE: 4.1%
AEGON NV(b) (Netherlands)	125,227,471	939,582,134
Aviva PLC (United Kingdom)	74,574,301	558,797,872
Dai-ichi Life Insurance Co., Ltd. (Japan)	28,746,900	436,225,847
Swiss Re AG (Switzerland)	7,852,668	657,058,694

		2,591,664,547
REAL ESTATE: 1.5%
BR Malls Participacoes SA(b) (Brazil)	54,870,300	335,515,164
Hang Lung Group, Ltd.(b) (Hong Kong)	90,430,600	408,947,624
Hang Lung Properties, Ltd. (Hong Kong)	84,171,400	234,576,286

		979,039,074

		16,461,465,542

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)

	SHARES	VALUE
HEALTH CARE: 13.1%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.1%
Bayer AG (Germany)	9,847,650	$1,346,266,506
GlaxoSmithKline PLC (United Kingdom)	28,895,000	618,209,993
GlaxoSmithKline PLC ADR (United Kingdom)	5,459,749	233,349,672
Novartis AG (Switzerland)	7,965,570	732,573,427
Novartis AG ADR (Switzerland)	16,305,000	1,510,821,300
Roche Holding AG (Switzerland)	7,782,400	2,109,345,305
Sanofi (France)	20,130,722	1,834,631,969

		8,385,198,172
INDUSTRIALS: 8.3%
CAPITAL GOODS: 6.6%
Koninklijke Philips NV (Netherlands)	44,346,081	1,287,595,576
Mitsubishi Electric Corp. (Japan)	62,004,100	738,222,785
Nidec Corp.(b) (Japan)	9,554,800	619,748,341
Schneider Electric SA (France)	14,831,746	1,077,702,197
Smiths Group PLC(b) (United Kingdom)	26,840,600	454,280,003
Wienerberger AG(b) (Austria)	4,135,764	56,973,706

		4,234,522,608
COMMERCIAL & PROFESSIONAL SERVICES: 1.4%
ADT Corp. (United States)	7,476,860	270,886,638
Tyco International PLC (Ireland)	14,848,620	651,260,473

		922,147,111
TRANSPORTATION: 0.3%
DP World, Ltd. (United Arab Emirates)	8,256,304	173,382,384

		5,330,052,103
INFORMATION TECHNOLOGY: 15.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 3.3%
Infineon Technologies AG(b) (Germany)	66,414,456	712,032,433
Samsung Electronics Co., Ltd. (South Korea)	1,153,792	1,386,918,040

		2,098,950,473
SOFTWARE & SERVICES: 2.6%
Baidu, Inc. ADR(a) (Cayman Islands/China)	3,543,387	807,785,934
Fujitsu, Ltd.(b) (Japan)	59,312,900	315,951,657
Nintendo Co., Ltd. (Japan)	5,276,200	549,892,385

		1,673,629,976
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.6%
Brother Industries, Ltd.(b) (Japan)	18,185,100	329,927,874
Hewlett-Packard Co. (United States)	38,986,504	1,564,528,406
Kyocera Corp.(b) (Japan)	20,248,000	928,042,771
Nokia Oyj (Finland)	148,011,000	1,164,925,833
TE Connectivity, Ltd. (Switzerland)	13,646,362	863,132,396
Telefonaktiebolaget LM Ericsson (Sweden)	109,599,300	1,327,350,303

		6,177,907,583

		9,950,488,032

	SHARES	VALUE
MATERIALS: 4.5%
Akzo Nobel NV (Netherlands)	6,231,893	$432,148,583
Lafarge SA(b) (France)	20,035,291	1,406,163,778
Lanxess AG (Germany)	4,539,680	211,200,738
Linde AG (Germany)	4,498,205	839,004,156

		2,888,517,255
TELECOMMUNICATION SERVICES: 5.9%
America Movil SAB de CV, Series L (Mexico)	515,662,100	574,598,656
Bharti Airtel, Ltd. (India)	42,077,904	233,460,489
China Mobile, Ltd. (Hong Kong/China)	63,278,900	745,019,835
Millicom International Cellular SA SDR(b) (Luxembourg)	10,088,392	750,282,272
MTN Group, Ltd. (South Africa)	49,559,500	940,480,021
Telecom Italia SPA(a) (Italy)	201,500,000	213,694,669
Telecom Italia SPA- RSP (Italy)	352,735,486	294,828,633

		3,752,364,575

TOTAL COMMON STOCKS (Cost $56,064,743,237)		$61,307,567,309

PREFERRED STOCKS: 2.7%
ENERGY: 0.7%
Petroleo Brasileiro SA ADR (Brazil)	58,383,858	442,549,644

FINANCIALS: 1.3%
BANKS: 1.3%
Itau Unibanco Holding SA (Brazil)	63,626,350	827,296,027

INFORMATION TECHNOLOGY: 0.7%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.7%
Samsung Electronics Co., Ltd. (South Korea)	467,787	437,707,086

TOTAL PREFERRED STOCKS (Cost $2,156,781,074)		$1,707,552,757

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2014

SHORT-TERM INVESTMENTS: 1.4%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$64,410,932	$64,410,932

REPURCHASE AGREEMENT: 1.3%
Fixed Income Clearing Corporation(c) 0.01%, dated 12/31/14, due 1/2/15, maturity value $852,264,473	852,264,000	852,264,000

TOTAL SHORT-TERM INVESTMENTS (Cost $916,674,932)		$916,674,932

TOTAL INVESTMENTS (Cost $59,138,199,243)	99.8%	$63,931,794,998
OTHER ASSETS LESS LIABILITIES	0.2%	107,961,246

NET ASSETS	100.0%	$64,039,756,244

(a)	Non-income producing
(b)	See Note 10 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Note 1.25%-3.125%, 10/31/18-5/15/19. Total collateral value is $869,313,082.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell EUR:
JPMorgan	2/11/15	623,007,500	500,000,000	$17,753,480
UBS	2/11/15	622,155,000	500,000,000	16,900,980
Credit Suisse	2/18/15	622,878,500	500,000,000	17,590,733
Deutsche Bank	3/11/15	615,664,500	500,000,000	10,274,410
Barclays	3/18/15	622,137,500	500,000,000	16,712,414
HSBC	3/18/15	373,365,000	300,000,000	10,109,949

Counterparty	Settlement Date	Deliver U.S. Dollar	Receive Foreign Currency	Unrealized Appreciation / (Depreciation)
Contracts to buy EUR:
UBS	2/11/15	612,000,000	500,000,000	$(6,745,980)

				$82,595,986

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014
ASSETS:
Investments, at value
Unaffiliated issuers (cost $49,943,561,684)	$54,652,235,313
Affiliated issuers (cost $9,194,637,559)	9,279,559,685

63,931,794,998
Cash	100
Cash denominated in foreign currency (cost $17,218,099)	16,942,271
Receivable for investments sold	24,311,771
Unrealized appreciation on forward currency contracts	89,341,966
Receivable for Fund shares sold	205,490,882
Dividends and interest receivable	96,719,118
Prepaid expenses and other assets	316,804

64,364,917,910

LIABILITIES:
Payable for investments purchased	73,454,072
Unrealized depreciation on forward currency contracts	6,745,980
Payable for Fund shares redeemed	206,635,476
Management fees payable	32,892,033
Accrued expenses	5,434,105

325,161,666

NET ASSETS	$64,039,756,244

NET ASSETS CONSIST OF:
Paid in capital	$62,477,524,064
Undistributed net investment income	9,485,734
Accumulated net realized loss	(3,323,201,361)
Net unrealized appreciation	4,875,947,807

64,039,756,244

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,520,738,809
Net asset value per share	$42.11

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2014
INVESTMENT INCOME:
Dividends (net of foreign taxes of $118,202,887)
Unaffiliated issuers	$1,662,972,217
Affiliated issuers	178,738,563
Interest	105,770

1,841,816,550

EXPENSES:
Management fees	363,818,941
Custody and fund accounting fees	8,898,982
Transfer agent fees	8,351,408
Professional services	584,730
Shareholder reports	1,735,258
Proxy expenses	2,535,349
Registration fees	2,023,960
Trustees’ fees	258,073
Miscellaneous	2,061,465

390,268,166

NET INVESTMENT INCOME	1,451,548,384

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in unaffiliated issuers	1,345,973,094
Investments in affiliated issuers	266,021,236
Forward currency contracts	417,930,078
Foreign currency transactions	(10,372,586)
Net change in unrealized appreciation/depreciation
Investments	(3,986,837,036)
Forward currency contracts	115,501,784
Foreign currency translation	(2,716,244)

Net realized and unrealized loss	(1,854,499,674)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(402,951,290)

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
OPERATIONS:
Net investment income	$1,451,548,384	$857,085,157
Net realized gain	2,019,551,822	1,263,721,541
Net change in unrealized appreciation/depreciation	(3,874,051,496)	8,796,530,991

	(402,951,290)	10,917,337,689

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,440,251,048)	(852,149,250)
Net realized gain	—	—

Total distributions	(1,440,251,048)	(852,149,250)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	19,083,592,819	9,707,933,665
Reinvestment of distributions	1,176,502,813	718,344,743
Cost of shares redeemed	(7,993,354,008)	(7,431,440,582)

Net increase from Fund share transactions	12,266,741,624	2,994,837,826

Total increase in net assets	10,423,539,286	13,060,026,265

NET ASSETS:
Beginning of year	53,616,216,958	40,556,190,693

End of year (including undistributed net investment income of $9,485,734 and $8,560,984, respectively)	$64,039,756,244	$53,616,216,958

SHARE INFORMATION:
Shares sold	427,948,359	250,919,903
Distributions reinvested	27,741,165	17,172,926
Shares redeemed	(180,756,140)	(193,199,816)

Net increase in shares outstanding	274,933,384	74,893,013

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the

Board of Trustees. The Fund may use fair value pricing in calculating its net asset value per share (NAV) when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis exists for quantifying a resulting change in value. Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets.

The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. However, a corresponding receivable amount has not yet been recorded because there is limited historical precedent for collecting such reclaims and the amount, if any, that the Fund might ultimately recover is uncertain. Such amounts, if and when recorded, could result in an increase in the Fund’s net asset value per share.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the year, the Fund maintained forward currency contracts to hedge foreign currency risks associated with portfolio investments denominated in euro. These euro forward currency contracts had U.S. dollar total values ranging from 4% to 8% of net assets during the year.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2014, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2014:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$2,315,282,565	$7,098,654,834
Consumer Staples	—	2,007,094,161
Energy	2,405,129,377	713,320,693
Financials	—	16,461,465,542
Health Care	1,744,170,972	6,641,027,200
Industrials	1,095,529,495	4,234,522,608
Information Technology	3,235,446,736	6,715,041,296
Materials	—	2,888,517,255
Telecommunication Services	574,598,656	3,177,765,919
Preferred Stocks
Energy	442,549,644	—
Financials	—	827,296,027
Information Technology	—	437,707,086
Short-term Investments
Money Market Fund	64,410,932	—
Repurchase Agreement	—	852,264,000

Total Securities	$11,877,118,377	$52,054,676,621

Other Financial Instruments
Forward Currency Contracts	$—	$82,595,986	(b)

(a)

Transfers during the year between Level 1 and Level 2 relate to the use of systematic fair valuation (see Note 1). On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at December 31, 2014 and 2013, and there were no transfers to Level 3 during the year.

(b)	Represents net unrealized appreciation/(depreciation).

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as forward currency contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to an ISDA Master Agreement in the Consolidated Statement of Assets and Liabilities. The net amount for Derivatives is disclosed on the Consolidated Portfolio of Investments. At December 31, 2014, no collateral is pledged or held by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, investments in passive foreign investment companies, foreign capital gain taxes, and foreign currency realized gain (loss). At December 31, 2014, the cost of investments for federal income tax purposes was $59,180,711,611.

Distributions during the years noted below were characterized as follows for federal income tax purposes.

	Year Ended December 31, 2014	Year Ended December 31, 2013
Ordinary income	$1,440,251,048	$852,149,250
	($0.970 per share)	($0.695 per share)

Long-term capital gain	—	—

At December 31, 2014, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$11,614,762,854
Unrealized depreciation	(6,863,679,467)

Net unrealized appreciation	4,751,083,387
Undistributed ordinary income	10,957,138
Capital loss carryforward(a)	(3,199,564,411)
(a)

Represents accumulated capital loss as of December 31, 2014, which may be carried forward to offset future capital gains. During 2014, the Fund utilized $2,145,426,224 of the capital loss carryforward. If not utilized, the remaining capital loss carryforward will expire as follows:

Expiring in 2017	$2,079,444,182
Expiring in 2018	1,120,120,229

$3,199,564,411

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2014, amounted to $168,919 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2014, purchases and sales of securities, other than short-term securities, aggregated $19,554,072,830 and $7,219,579,009 respectively.

NOTE 8—ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements and similar transactions. Management is currently evaluating the impact, if any, of applying this ASU effective January 1, 2015.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2014, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2014. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
AEGON NV (Netherlands)	84,986,863	41,840,609	(1,600,001)	125,227,471	24,895,839		939,582,134
BR Malls Participacoes SA (Brazil)	46,424,100	8,446,200	—	54,870,300	11,036,191		335,515,164
Brother Industries, Ltd. (Japan)	18,185,100	—	—	18,185,100	4,168,575		329,927,874
Fujitsu, Ltd. (Japan)	103,523,000	—	(44,210,100)	59,312,900	6,568,570		—	(c)
Hang Lung Group, Ltd. (Hong Kong)	68,625,500	21,805,100	—	90,430,600	8,137,789		408,947,624
Infineon Technologies AG (Germany)	63,788,456	2,626,000	—	66,414,456	10,476,101		712,032,433
Kasikornbank PCL- Foreign (Thailand)	95,826,527	28,000,000	—	123,826,527	11,025,949		860,405,220
Kyocera Corp. (Japan)	10,467,800	9,780,200	—	20,248,000	9,866,799		928,042,771
Lafarge SA (France)	19,314,291	921,000	(200,000)	20,035,291	22,683,332		1,406,163,778
Millicom International Cellular SA SDR (Luxembourg)	6,580,880	3,507,512	—	10,088,392	19,624,813		750,282,272
NGK Spark Plug Co., Ltd. (Japan)	16,720,000	—	(2,710,300)	14,009,700	4,447,189		423,054,875
Nidec Corp. (Japan)	7,290,500	7,290,500	(5,026,200)	9,554,800	6,314,142		—	(c)
Saipem SPA (Italy)	19,820,000	16,069,000	—	35,889,000	—	(b)	376,917,360
Smiths Group PLC (United Kingdom)	—	26,840,600	—	26,840,600	7,107,781		454,280,003
Television Broadcasts, Ltd. (Hong Kong)	37,596,400	2,426,500	—	40,022,900	13,423,800		232,319,948
Wienerberger AG (Austria)	13,185,029	—	(9,049,265)	4,135,764	577,742		—	(c)
Yamaha Motor Co., Ltd. (Japan)	28,851,100	2,699,000	—	31,550,100	10,022,113		634,516,458
Yapi ve Kredi Bankasi AS (Turkey)	168,737,068	65,974,100	—	234,711,168	8,361,838		487,571,771

					$178,738,563		$9,279,559,685

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 16

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$43.04	$34.64	$29.24	$35.71	$31.85
Income from investment operations:
Net investment income	0.98	0.70	0.76	0.78	0.51
Net realized and unrealized gain (loss)	(0.94)	8.40	5.39	(6.49)	3.85

Total from investment operations	0.04	9.10	6.15	(5.71)	4.36

Distributions to shareholders from:
Net investment income	(0.97)	(0.70)	(0.75)	(0.76)	(0.50)
Net realized gain	—	—	—	—	—

Total distributions	(0.97)	(0.70)	(0.75)	(0.76)	(0.50)

Net asset value, end of year	$42.11	$43.04	$34.64	$29.24	$35.71

Total return	0.07%	26.31%	21.03%	(15.97)%	13.69%
Ratios/supplemental data:
Net assets, end of year (millions)	$64,040	$53,616	$40,556	$35,924	$43,406
Ratio of expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.65%
Ratio of net investment income to average net assets	2.39%	1.85%	2.31%	2.23%	1.58%
Portfolio turnover rate	12%	13%	10%	16%	15%

See accompanying Notes to Consolidated Financial Statements

PAGE 17 ▪ DODGE & COX INTERNATIONAL STOCK FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Dodge & Cox International Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2015

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 18

SPECIAL 2014 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2014, the Fund elected to pass through to shareholders foreign source income of $1,926,716,842 and foreign taxes paid of $118,202,887.

The Fund designates up to a maximum of $1,872,058,543 of its distributions paid to shareholders in 2014 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 2% of its ordinary dividends paid to shareholders in 2014 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’

INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 17, 2014, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2015 with respect to each Fund other than the Dodge & Cox Global Bond Fund. The Agreement for the Dodge & Cox Global Bond Fund was not subject to renewal at this time. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent

Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 3, 2014, and again on December 17, 2014, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single

PAGE 19 ▪ DODGE & COX INTERNATIONAL STOCK FUND

factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT

OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and Global Bond Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, technology, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $180 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that each Fund demonstrated favorable longer-term performance relative to its benchmark and peer group. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 20

ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and subadvised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs  of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals.

The Board considered that Dodge & Cox recently recommended closing the International Stock Fund to new investors to pro-actively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders.

The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the

PAGE 21 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). An assessment of economies of scale must also take into account that Dodge & Cox has capped expenses when offering new funds. In addition, the Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 22

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Charles F. Pohl (56)	Chairman and Trustee (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC)	—
Dana M. Emery (53)	President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and Global Bond Investment Policy Committee (GBIPC)	—
John A. Gunn (71)	Senior Vice President (Officer since 1998)	Chairman Emeritus (2011-2013), Chairman (until 2011), Chief Executive Officer (until 2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, GSIPC (until 2014), and IIPC	—
Diana S. Strandberg (55)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC	—
David H. Longhurst (57)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (61)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (40)	Chief Compliance Officer (Officer since 2009)	Vice President (since 2011) and Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
Thomas A. Larsen (65)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (54)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Arista Networks (since 2013); Director, Netflix, Inc. (video services) (since 2010); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)

Robert B. Morris III (62)	Trustee (Since 2011)	Advisory Director, The Presidio Group (since 2005)	—
Gary Roughead (63)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2011); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
Mark E. Smith (63)	Trustee (Since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (68)	Trustee (Since 2005) (and 1995-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
800-621-3979.

PAGE 23 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2014, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/14 BF AR       Printed on recycled paper

2014

Annual Report

December 31, 2014

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 8.9%, compared to 10.6% for the Combined Index(a) (a 60/40 blend of stocks and fixed income securities) for the year ending December 31, 2014. At year end, the Fund’s net assets of $15.5 billion were invested in 68.7% equities,(b) 29.8% fixed income securities, and 1.5% cash.

MARKET COMMENTARY

U.S. equity markets were strong during 2014: the S&P 500 closed on December 31 near its record high. Utilities and Health Care were the best performing sectors in the S&P 500, while Energy was the weakest, and the only sector to post a negative return. Global oil prices dropped approximately 50% due to lower-than-expected demand growth and modestly higher-than-expected supply growth. The U.S. dollar strengthened against most major currencies, allowing American companies and consumers to pay lower prices for imported foreign goods. However, in aggregate, the stronger currency dampens profitability of U.S. multinational corporations and makes U.S. exports less competitive.

The first half of the year saw low levels of volatility, substantially declining interest rates, and strong returns among non-Treasury sectors. This relatively benign market environment gave way to a second half featuring a marked uptick in volatility, further interest rate declines (despite clear improvements in U.S. economic activity), and rising yield premiums, resulting in underperformance for corporate bonds and Agency-guaranteed(c) mortgage-backed securities (MBS). The volatility and risk aversion in the second half were driven by the plunge in oil prices, as well as concerns that weakness among important global economies (e.g., Eurozone, China, Japan) could threaten the U.S. economic recovery and delay the Federal Reserve’s (Fed) anticipated plans to tighten monetary policy starting in 2015.

INVESTMENT STRATEGY

We continue to set the Fund’s asset allocation based on our long-term outlook for the Fund’s equity and fixed income holdings, which currently favors equities. We increased the allocation to equities by 2.9 percentage points during the year due to declining interest rates, reasonable equity valuations, and an increase in the Fund’s position in preferred stocks (2.0% at year end).

Equity Strategy

Our disciplined investment process combines in-depth, bottom-up research and rigorous debate of ideas among our experienced investment professionals; the portfolio benefits from the collective judgment of our team. We evaluate potential investments based on a three- to five-year investment horizon and have a strict price discipline. While individual company research is the primary factor in determining the portfolio’s composition, we can identify themes that cut across many industries. Innovation is a pervasive theme in the portfolio and is factored into our analysis. We highlight examples of our current investment theses within the Information Technology and Energy sectors below.(d)

Information Technology

In the Information Technology sector, investors can have limited visibility of future earnings because growth is often driven by innovation and disruption; companies are required to make significant investments in research & development (R&D) with uncertain outcomes. In addition, companies face intense competition, have short product cycles, and must combat product obsolescence. As a result, we typically look for companies with reasonable valuations that incorporate modest expectations, industry leadership (e.g., brand, distribution, market share), sustained R&D efforts, a strong intellectual property portfolio, and financial stability. On December 31, 23.4% of the equity portfolio was invested in the Information Technology sector compared to 19.7% of the S&P 500.(e)

Hewlett-Packard, a long-term holding in the portfolio, is an example of how our patience, persistence, and ability to build conviction in the face of uncertainty have benefited recent performance (up 101% in 2013 and up 46% in 2014, and the largest contributor to equity portfolio results in both years). We believe that Hewlett-Packard remains an attractive investment opportunity with strong business prospects given its large valuation discount to the overall market. As the world’s largest enterprise technology company, Hewlett-Packard has a strong, well-recognized

PAGE 1 ▪ DODGE & COX BALANCED FUND

brand and serves more than one billion end users in more than 170 countries. The company generates high, recurring free cash flow. Over our three- to five-year investment horizon, Hewlett-Packard is positioned to benefit from growth opportunities in the cloud, security, and converged network infrastructure markets. Furthermore, we believe that the competent management of the company’s operating businesses is underappreciated by the market. Current risks to the business include the possibility of expensive acquisitions, macroeconomic weakness, and competitive threats in PCs, services, and enterprise server/storage/networking. While these risks are significant, we believe that the valuation reflects an overly pessimistic outlook.

In October, the company announced plans to separate the business into two companies—Hewlett-Packard Enterprise and HP Inc.—and expects to complete the transaction by October 2015. We believe that the proposed separation could build long-term shareholder value. On December 31, Hewlett-Packard was a 4.1% position in the equity portfolio.

Energy

In the Energy sector, technological innovation has improved exploration success and oil recovery, increased efficiency of energy conservation, and reduced the environmental impact of energy extraction. We have identified attractive energy investment opportunities, especially within the Energy Equipment & Services (Oil Services) industry. The equity portfolio is overweight Oil Services compared to the S&P 500 (5.1% versus 1.4%, respectively).

Schlumberger, the world’s leading oil services company, is the most technologically-focused company among the integrated oilfield service companies, with double the R&D budget of its closest peer. We believe that its consistent spending on technology (e.g., enhanced recovery techniques, seismic interpretation, directional drilling) has provided the company with a competitive advantage that is sustainable over time. The company’s innovation efforts have enabled the industry to extract oil and gas from deepwater and shale resources that were previously cost-prohibitive or physically challenging to reach. Schlumberger is the dominant international provider in key markets, including the Middle East and Russia. The majority of its revenues come from outside the United States, and its international business has higher margins than its U.S. operations. We believe that Schlumberger is well positioned to continue to benefit from the long-term relationships it has with international oil companies and producing nations. If the price of oil remains low, the company will face a challenging environment. Relative to competitors, its strong franchises and solid balance sheet and cash flow should allow the company to endure an extended downturn. Weighing this risk with Schlumberger’s valuation and opportunities, we believe that the company (a 2.4% position in the equity portfolio) remains an attractive investment opportunity.

Fixed Income Strategy

A valuation focus and identification of possible misalignments between market pricing and underlying fundamentals are critical elements of our fixed income investment approach. We believe these principles are key to generating attractive long-term returns. Be it at the security, issuer, or sector level, we are guided by the interaction of market opportunity and fundamental research across the fixed income market. Changes to the portfolio’s composition are a direct result of this discipline. For example, we seek to avoid those issuers where we believe the downside risks are not adequately compensated through current valuations. On the other hand, when we see attractive valuations and our research gives us confidence that creditworthiness will be maintained or improved over our investment horizon, we seek to add incremental yield to the portfolio, even during volatile times. The actions we took during the past year illustrate the degree to which valuation influences portfolio positioning.

Dynamic Credit Valuations Prompt Portfolio Shifts

Corporate bonds performed well for the first half of 2014, as solid underlying fundamentals and strong demand for higher-yielding assets contributed to narrowing yield premiums.(f) In fact, before widening in the third quarter, corporate bond yield premiums narrowed to mid-2007 levels. We responded to these higher valuations by reducing numerous corporate holdings (amounting to 2.0% of the fixed income portfolio) through the end of September.

DODGE & COX BALANCED FUND ▪ PAGE 2

Later in the year, as the triple threat of plunging oil prices, global economic weakness, and overall risk aversion hit corporate and quasi-corporate (government-related) yield premiums, we reassessed the opportunity set at new, more attractive valuations. Consequently, we gradually increased the portfolio’s corporate weighting again; it ended the year at 44% of the fixed income portfolio. A particular area of interest for us has been non-U.S. issuers spanning corporate, government-related, and asset-backed security (ABS) issuers. Of note, we established new positions in two European banks (BNP Paribas and Lloyds Bank), added to Cemex, and built positions in Pemex and Rio Oil(g) (a structured note backed by oil and gas royalties in Brazil). In the case of Rio Oil, we increased the portfolio’s weighting at a more attractive valuation (due to fourth quarter underperformance); the debt service coverage metrics and structural characteristics of the security are important to our investment thesis.

MBS Portfolio: Changes in Mix

The portfolio’s Agency MBS holdings performed well in 2014 as the Fed’s quantitative easing (QE) program, low levels of interest rate volatility, and subdued prepayments drove positive absolute returns for the year and excess returns(h) over shorter-duration(i) alternatives. Similar to the credit portion of the portfolio, valuation has been a key driver of shifts within the portfolio’s MBS holdings. In the past year, the portfolio’s MBS weighting remained relatively constant— ranging between 33% and 38% of the fixed income portfolio—but we made intra-sector shifts to portfolio positioning based on changes in relative valuations within the sector.

Notably, we greatly reduced the portfolio’s holdings in higher-coupon 30-year MBS by capitalizing on rich valuations and the market’s belief that prepayments would continue to be subdued. At the same time, we uncovered investment opportunities among the 15-year and 20-year sectors of the universe; together they comprise a small part of the Barclays U.S. Agg but are a growing part of the portfolio’s MBS position. These inherently defensive cash flows benefit from a short amortization schedule, which limits the range of outcomes insofar as prepayment savings must be somewhat higher for these securities relative to 30-year MBS in order to spur refinancings. Similarly, we increased holdings in hybrid ARMs—loans that are fixed for a period of time and then become floating. The floating rate component of these loans mitigates adverse price declines due to their shorter relative durations. In addition, their prices relative to par are lower than their longer-duration, high-coupon counterparts. Lastly, we added several new ABS holdings to the portfolio during the year. The portfolio’s ABS (7% of the fixed income portfolio at year end) in general offer an attractive combination of quality collateral, robust structure, proven liquidity, and incremental yield over short-term Treasuries.

We believe that the portfolio’s current holdings in structured products, including recent shifts, improve long-term risk-adjusted total return prospects across a variety of interest rate and prepayment environments. We rely on the bottom-up valuation and fundamental research framework to help navigate future uncertainty and volatility.

Duration Discussion

The portfolio’s relative interest rate positioning over the course of 2014 was dynamic as Treasury yields shifted meaningfully. We began the year with a fixed income portfolio duration that was roughly 84% of the Barclays U.S. Agg’s, having lengthened modestly into the rising interest rates of 2013. As interest rates declined in the first half of 2014, we reversed the duration extension of 2013 to roughly 72% of the Barclays U.S. Agg’s at year end. The magnitude of interest rate declines in 2014 was unexpected, given the solid footing of the U.S. economy, the benefits of lower oil prices to the end consumer, and the Fed’s ending of QE and guidance to begin raising short-term interest rates over the coming months. It is our view that the fundamentals do not justify the current low level of interest rates in light of the strength of the U.S. economy, even considering the potential impact of global economic weakness on the United States. Market valuations imply very low expectations for future inflation and a slow pace of rate hikes by the Fed (with a low “terminal rate”(j)). We believe it is important to remain defensive at this time in order to mitigate the negative effect of price declines on fixed income instruments resulting from potential increases in interest rates.

PAGE 3 ▪ DODGE & COX BALANCED FUND

IN CLOSING

In our opinion, the Fund’s equity portfolio remains well positioned to benefit from long-term global growth opportunities. The U.S. equity market remains reasonably valued: the S&P 500 traded at 15.2 times forward estimated earnings at year end, which was in line with its 10-year historical average of 15.4 times. We are optimistic about the long-term prospects for sales and earnings growth and believe that cash returned to shareholders can continue to increase. The fixed income portfolio, with its defensive duration posture and higher yield than the Barclays U.S. Agg, is positioned to soften the effects of increases in interest rates that could reduce fixed income asset values. Acknowledging that markets can be volatile in the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 27, 2015

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities.

(b)	The Fund’s equity portfolio includes a 66.7% weighting in common stocks and a 2.0% weighting in preferred stocks.
(c)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(d)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(e)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2014.
(f)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums results in a higher valuation. Widening yield premiums results in a lower valuation.
(g)	Rio Oil is an asset-backed security but is discussed here in relation to the portfolio’s increase in non-U.S.-related holdings.
(h)	“Excess returns” refers to duration-adjusted returns for a given sector; it is calculated and reported by Barclays.
(i)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(j)	“Terminal rate” refers to the ending Fed funds rate at the conclusion of the Fed’s tightening cycle.

DODGE & COX BALANCED FUND ▪ PAGE 4

ANNUAL PERFORMANCE REVIEW

The Fund underperformed the Combined Index by 1.8 percentage points in 2014. The Fund’s higher allocation to equities had a positive impact on relative results.

Equity Portfolio

▪	The Fund’s holdings in the Health Care sector (up 9% compared to up 25% for the S&P 500 sector) hurt results. GlaxoSmithKline (down 16%) and Sanofi (down 13%) lagged.
▪

Returns from holdings in the Financials sector (up 13% compared to up 15% for the S&P 500 sector) hindered performance. Key detractors included AEGON (down 18%) and the Fund’s lack of holdings in the Real Estate Investment Trusts industry, which outpaced the overall market (up 31%).

▪

The portfolio’s holdings in the Consumer Discretionary sector (up 15% compared to up 10% for the S&P 500 sector) helped returns. CarMax (up 42%), Target (up 30% since date of purchase), and Time Warner (up 30%) were strong.

▪	Returns from holdings in the Materials sector (up 14% compared to up 6% for the S&P 500 sector) aided performance.

Fixed Income Portfolio

▪

The portfolio’s defensive duration positioning (approximately 84% of the Barclays U.S. Agg’s duration at the start of 2014) hampered relative returns as interest rates generally declined year-over-year.

▪	The portfolio’s overweight to corporate bonds (44% versus 22% for the Barclays U.S. Agg) detracted mildly from relative returns given the sector’s relative underperformance.
▪

Security selection was positive, particularly among the portfolio’s non-U.S. domiciled and/or lower-rated holdings. Strong performers included Bank of America and JPMorgan capital securities, Enel, Cigna, Telecom Italia, Twenty-First Century Fox, Macy’s, and Time Warner Cable.

▪	The portfolio’s taxable municipal holdings (5% versus 1% for the Barclays U.S. Agg) performed well, particularly State of California general obligation bonds.

Unless otherwise noted, figures cited in this section denote portfolio positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 26 years. The Fixed Income Investment Policy Committee, which is the decision-making body for the Fixed Income portion of the Balanced Fund, is a nine-member committee with an average tenure of 18 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning stocks may decline in value for extended periods due to the financial prospects of individual companies or general market conditions. The Fund also invests in debt securities whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 5 ▪ DODGE & COX BALANCED FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2014

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	8.85%	12.78%	6.75%	10.29%
Combined Index(a)	10.62	11.19	6.77	8.70
S&P 500	13.69	15.46	7.68	9.85
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	5.95	4.46	4.71	6.21

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of McGraw Hill Financial. Barclays® is a trademark of Barclays Bank PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2014	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,024.60	$2.69
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.55	2.68
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX BALANCED FUND ▪ PAGE 6

FUND INFORMATION	December 31, 2014

GENERAL INFORMATION
Net Asset Value Per Share	$102.48
Total Net Assets (billions)	$15.5
30-Day SEC Yield(a)	1.78%
Expense Ratio	0.53%
Portfolio Turnover Rate	23%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 26 years, and by the Fixed Income Investment Policy Committee, whose nine members’ average tenure is 18 years.

EQUITY PORTFOLIO (68.7%)	Fund
Number of Equity Securities	65
Median Market Capitalization (billions)	$43
Price-to-Earnings Ratio(b)	14.7x
Foreign Securities not in the S&P 500(c)	7.2%

SECTOR DIVERSIFICATION (%) (FIVE LARGEST)
Financials	17.9
Information Technology	16.1
Health Care	11.3
Consumer Discretionary	10.5
Energy	5.8

TEN LARGEST EQUITY SECURITIES (%)(d)
Hewlett-Packard Co.	2.8
Wells Fargo & Co.	2.7
Capital One Financial Corp.	2.7
JPMorgan Chase & Co.	2.7
Microsoft Corp.	2.6
Novartis AG (Switzerland)	2.2
Time Warner, Inc.	2.1
Time Warner Cable, Inc.	2.0
Charles Schwab Corp.	1.9
Bank of America Corp.	1.9

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (29.8%)	Fund
Number of Debt Securities	341
Effective Duration (years)	4.0

SECTOR DIVERSIFICATION (%)
U.S. Treasury(e)	2.7
Government-Related	2.0
Mortgage-Related(f)	10.0
Corporate	13.1
Asset-Backed	2.0

CREDIT QUALITY (%)(g)
U.S. Treasury/Agency/GSE(e)	12.8
Aaa	1.4
Aa	0.3
A	2.8
Baa	8.8
Ba	2.9
B	0.8

FIVE LARGEST CORPORATE ISSUERS (%)(d)
Cox Enterprises, Inc.	0.6
Bank of America Corp.	0.6
Verizon Communications, Inc.	0.5
Time Warner Cable, Inc.	0.5
Macy’s, Inc.	0.4

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign stocks are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)	Data as presented excludes the effect of the Fund’s position in Treasury futures contracts.
(f)	The fixed income portfolio holds 0.4% in Agency multifamily mortgage securities; the Index classifies these securities under CMBS – Agency.
(g)

The credit quality distribution shown for the Fund is based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

PAGE 7 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS	December 31, 2014

COMMON STOCKS: 66.7%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 10.1%
CONSUMER DURABLES & APPAREL: 0.4%
Coach, Inc.	1,715,036	$64,416,752

MEDIA: 7.9%
Comcast Corp., Class A	5,054,774	293,227,440
DISH Network Corp., Class A(a)	1,145,032	83,461,382
News Corp., Class A(a)	728,050	11,423,104
Time Warner Cable, Inc.	2,035,883	309,576,369
Time Warner, Inc.	3,817,066	326,053,778
Time, Inc.	664,633	16,356,618
Twenty-First Century Fox, Inc.	4,832,200	185,580,641

		1,225,679,332
RETAILING: 1.8%
CarMax, Inc.(a)	701,000	46,672,580
Liberty Interactive Corp., Series A(a)	2,309,650	67,949,903
Liberty Ventures, Series A(a)	328,362	12,385,815
Target Corp.	1,885,900	143,158,669

		270,166,967

		1,560,263,051
CONSUMER STAPLES: 1.8%
FOOD & STAPLES RETAILING: 1.8%
Wal-Mart Stores, Inc.	3,201,900	274,979,172

ENERGY: 5.8%
Apache Corp.	3,205,378	200,881,039
Baker Hughes, Inc.	2,497,579	140,039,255
Chevron Corp.	1,348,579	151,283,592
National Oilwell Varco, Inc.	1,480,000	96,984,400
Schlumberger, Ltd.(b) (Curacao/United States)	2,929,021	250,167,684
Weatherford International PLC(a),(b) (Ireland)	4,600,000	52,670,000

		892,025,970
FINANCIALS: 16.3%
BANKS: 6.8%
Bank of America Corp.	16,665,600	298,147,584
BB&T Corp.	2,889,584	112,375,922
JPMorgan Chase & Co.	2,579,900	161,450,142
SunTrust Banks, Inc.	1,384,490	58,010,131
Wells Fargo & Co.	7,698,506	422,032,099

		1,052,015,878
DIVERSIFIED FINANCIALS: 8.1%
Bank of New York Mellon Corp.	7,284,800	295,544,336
Capital One Financial Corp.	5,082,659	419,573,500
Charles Schwab Corp.	10,049,900	303,406,481
Goldman Sachs Group, Inc.	1,257,000	243,644,310

		1,262,168,627
INSURANCE: 1.4%
AEGON NV(b) (Netherlands)	12,311,165	92,333,738
MetLife, Inc.	2,230,000	120,620,700

		212,954,438

		2,527,138,943

	SHARES	VALUE
HEALTH CARE: 11.3%
HEALTH CARE EQUIPMENT & SERVICES: 3.1%
Cigna Corp.	976,216	$100,462,388
Express Scripts Holding Co.(a)	1,940,000	164,259,800
Medtronic, Inc.	720,200	51,998,440
UnitedHealth Group, Inc.	1,720,762	173,951,831

		490,672,459
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 8.2%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	2,008,600	85,847,564
Merck & Co., Inc.	3,327,175	188,950,268
Novartis AG ADR(b) (Switzerland)	3,684,900	341,442,834
Pfizer, Inc.	5,248,417	163,488,189
Roche Holding AG ADR(b) (Switzerland)	7,550,000	256,624,500
Sanofi ADR(b) (France)	5,045,165	230,109,976

		1,266,463,331

		1,757,135,790
INDUSTRIALS: 4.4%
CAPITAL GOODS: 1.6%
Danaher Corp.	1,201,132	102,949,024
General Electric Co.	3,959,500	100,056,565
Koninklijke Philips NV(b) (Netherlands)	1,258,599	36,499,371
NOW, Inc.(a)	370,000	9,520,100

		249,025,060
COMMERCIAL & PROFESSIONAL SERVICES: 1.1%
ADT Corp.	2,217,717	80,347,887
Tyco International PLC(b) (Ireland)	2,295,434	100,677,735

		181,025,622
TRANSPORTATION: 1.7%
FedEx Corp.	1,492,954	259,266,391

		689,317,073
INFORMATION TECHNOLOGY: 16.1%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.6%
Maxim Integrated Products, Inc.	2,793,791	89,038,119

SOFTWARE & SERVICES: 7.9%
AOL, Inc.(a)	1,019,074	47,050,647
Cadence Design Systems, Inc.(a)	1,370,700	26,002,179
eBay, Inc.(a)	2,813,331	157,884,136
Google, Inc., Class A(a)	138,000	73,231,080
Google, Inc., Class C(a)	326,000	171,606,400
Microsoft Corp.	8,494,900	394,588,105
Symantec Corp.	9,344,000	239,720,320
Synopsys, Inc.(a)	2,503,100	108,809,757

		1,218,892,624

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)

	SHARES	VALUE
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.6%
Cisco Systems, Inc.	3,451,100	$95,992,346
Corning, Inc.	6,505,000	149,159,650
EMC Corp.	4,650,000	138,291,000
Hewlett-Packard Co.	10,925,512	438,440,797
Juniper Networks, Inc.	1,748,026	39,015,940
NetApp, Inc.	3,607,187	149,517,901
Nokia Corp. ADR(b) (Finland)	2,789,460	21,925,156
TE Connectivity, Ltd.(b) (Switzerland)	2,280,536	144,243,902

		1,176,586,692

		2,484,517,435
MATERIALS: 0.6%
Celanese Corp., Series A	1,555,960	93,295,362

TELECOMMUNICATION SERVICES: 0.3%
Sprint Corp.(a)	10,715,891	44,470,948

TOTAL COMMON STOCKS (Cost $6,681,561,044)		$10,323,143,744

PREFERRED STOCKS: 2.0%
CONSUMER DISCRETIONARY: 0.4%
MEDIA: 0.4%
NBCUniversal Enterprise, Inc. 5.25%(d)	52,710	54,686,625

FINANCIALS: 1.6%
BANKS: 1.6%
JPMorgan Chase & Co. 6.10%	254,565	253,928,587

TOTAL PREFERRED STOCKS (Cost $307,283,249)		$308,615,212

DEBT SECURITIES: 29.8%

	PAR VALUE	VALUE
U.S. TREASURY: 2.7%
U.S. Treasury Note
0.25%, 11/30/15	$44,480,000	$44,478,265
1.50%, 7/31/16	71,000,000	72,073,307
0.625%, 2/15/17	56,655,000	56,495,686
0.50%, 7/31/17	102,000,000	100,820,676
1.50%, 2/28/19	44,580,000	44,593,909
1.625%, 7/31/19	95,000,000	95,140,980

		413,602,823
GOVERNMENT-RELATED: 2.0%
FEDERAL AGENCY: 0.1%
Small Business Admin. — 504 Program
Series 1996-20L 1, 6.70%, 12/1/16	164,277	169,971
Series 1997-20F 1, 7.20%, 6/1/17	278,544	292,069
Series 1997-20I 1, 6.90%, 9/1/17	438,055	460,778
Series 1998-20D 1, 6.15%, 4/1/18	445,644	464,297

	PAR VALUE	VALUE
Series 1998-20I 1, 6.00%, 9/1/18	$373,994	$390,321
Series 1999-20F 1, 6.80%, 6/1/19	356,020	378,922
Series 2000-20D 1, 7.47%, 4/1/20	1,333,706	1,454,043
Series 2000-20E 1, 8.03%, 5/1/20	425,296	470,076
Series 2000-20G 1, 7.39%, 7/1/20	683,481	741,388
Series 2000-20I 1, 7.21%, 9/1/20	492,380	536,244
Series 2001-20E 1, 6.34%, 5/1/21	1,282,044	1,384,978
Series 2001-20G 1, 6.625%, 7/1/21	1,387,936	1,507,618
Series 2003-20J 1, 4.92%, 10/1/23	4,377,492	4,711,380
Series 2007-20F 1, 5.71%, 6/1/27	4,724,701	5,306,113

		18,268,198
FOREIGN AGENCY: 0.6%
Export-Import Bank of Korea(b) (South Korea) 4.00%, 1/11/17	4,350,000	4,560,236
Petroleo Brasileiro SA(b) (Brazil)
5.375%, 1/27/21	12,710,000	11,776,705
4.375%, 5/20/23	29,800,000	25,630,384
6.25%, 3/17/24	8,400,000	7,992,936
Petroleos Mexicanos(b) (Mexico)
4.25%, 1/15/25(d)	22,685,000	22,537,547
6.625%, 6/15/35	3,075,000	3,551,625
6.375%, 1/23/45	17,125,000	19,394,062

		95,443,495
LOCAL AUTHORITY: 1.2%
New Jersey Turnpike Authority RB
7.414%, 1/1/40	3,350,000	5,034,179
7.102%, 1/1/41	12,436,000	18,036,304
State of California GO
7.50%, 4/1/34	13,470,000	20,024,232
7.55%, 4/1/39	16,525,000	25,501,215
7.30%, 10/1/39	13,730,000	20,224,153
7.625%, 3/1/40	8,790,000	13,492,650
State of Illinois GO
4.961%, 3/1/16	3,215,000	3,349,162
5.365%, 3/1/17	37,215,000	39,840,518
5.665%, 3/1/18	26,160,000	28,645,985

		174,148,398
SOVEREIGN: 0.1%
Spain Government International(b) (Spain) 4.00%, 3/6/18(d)	11,850,000	12,467,504

		300,327,595
MORTGAGE-RELATED: 10.0%
FEDERAL AGENCY CMO & REMIC: 2.5%
Dept. of Veterans Affairs
Series 1995-1 1, 7.23%, 2/15/25	471,058	536,223
Series 1995-2C 3A, 8.793%, 6/15/25	210,560	250,605
Series 2002-1 2J, 6.50%, 8/15/31	12,423,079	14,316,605
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	2,334,093	2,658,880
Trust 2005-W4 1A2, 6.50%, 8/25/35	7,925,660	8,938,258

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2009-66 ET, 6.00%, 5/25/39	$7,496,317	$8,272,418
Trust 2009-30 AG, 6.50%, 5/25/39	4,245,705	4,606,943
Trust 2001-T7 A1, 7.50%, 2/25/41	1,971,128	2,258,922
Trust 2001-T5 A3, 7.50%, 6/19/41	757,108	869,372
Trust 2001-T4 A1, 7.50%, 7/25/41	1,921,884	2,285,515
Trust 2001-T8 A1, 7.50%, 7/25/41	1,892,469	2,130,797
Trust 2001-W3 A, 6.918%, 9/25/41	1,449,825	1,656,837
Trust 2001-T10 A2, 7.50%, 12/25/41	1,686,813	1,950,408
Trust 2013-106 MA, 4.00%, 2/25/42	13,607,398	14,311,690
Trust 2002-W6 2A1, 6.45%, 6/25/42	1,965,366	2,252,685
Trust 2002-W8 A2, 7.00%, 6/25/42	2,453,404	2,825,403
Trust 2003-W2 1A1, 6.50%, 7/25/42	3,952,282	4,549,056
Trust 2003-W2 1A2, 7.00%, 7/25/42	1,527,512	1,782,867
Trust 2003-W4 4A, 7.017%, 10/25/42	2,225,714	2,547,937
Trust 2012-121 NB, 7.00%, 11/25/42	4,010,316	4,638,095
Trust 2012-134 FK, 0.52%, 12/25/42	16,824,534	16,762,468
Trust 2013-15 FA, 0.52%, 3/25/43	23,718,628	23,774,889
Trust 2013-98 FA, 0.72%, 9/25/43	11,642,597	11,762,772
Trust 2013-92 FA, 0.72%, 9/25/43	50,120,468	50,660,215
Trust 2004-T1 1A2, 6.50%, 1/25/44	2,525,656	2,878,384
Trust 2004-W2 5A, 7.50%, 3/25/44	5,424,584	6,201,107
Trust 2004-W8 3A, 7.50%, 6/25/44	888,485	1,035,394
Trust 2009-11 MP, 7.00%, 3/25/49	9,968,681	11,352,972
Freddie Mac
Series 1078 GZ, 6.50%, 5/15/21	207,773	217,458
Series 16 PK, 7.00%, 8/25/23	3,041,208	3,388,508
Series T-48 1A4, 5.538%, 7/25/33	35,109,050	38,988,003
Series 4240 FA, 0.661%, 8/15/43	11,110,806	11,133,417
Series 314 F2, 0.771%, 9/15/43	24,282,885	24,476,520
Series T-51 1A, 6.50%, 9/25/43	236,570	270,891
Series T-59 1A1, 6.50%, 10/25/43	12,690,420	14,664,986
Series 4281 BC, 5.968%, 12/15/43	76,760,905	85,077,872

		386,285,372
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 7.5%
Fannie Mae, 15 Year
4.00%, 2/1/27-5/1/27	96,213,877	102,865,811
4.50%, 1/1/25-1/1/27	25,332,098	27,363,581
6.00%, 7/1/16-3/1/22	5,895,622	6,161,944
6.50%, 8/1/15-11/1/18	6,167,069	6,426,122
7.00%, 11/1/18	452,476	471,001
7.50%, 9/1/15-8/1/17	1,186,778	1,213,869
Fannie Mae, 20 Year
4.00%, 11/1/30-12/1/34	170,740,484	183,972,259
4.50%, 1/1/31-5/1/32	81,170,139	88,581,259
6.50%, 1/1/22-10/1/26	3,278,313	3,732,996
Fannie Mae, 30 Year
4.50%, 1/1/39-9/1/41	34,727,464	38,070,483
5.50%, 7/1/33-8/1/37	24,346,184	27,381,400
6.00%, 9/1/36-6/1/38	36,579,391	41,585,451
6.50%, 12/1/28-8/1/39	48,246,393	54,988,542
7.00%, 4/1/37-8/1/37	11,851,771	13,291,166

	PAR VALUE	VALUE
Fannie Mae, Hybrid ARM
1.914%, 1/1/35	$4,297,115	$4,522,521
1.959%, 12/1/34	2,732,815	2,884,138
2.105%, 8/1/35	2,395,772	2,542,991
2.135%, 9/1/34	2,181,467	2,327,854
2.20%, 1/1/35	1,866,394	2,003,367
2.30%, 8/1/38	5,460,863	5,843,350
2.553%, 11/1/43	12,537,435	12,982,454
2.713%, 4/1/44	25,930,282	26,818,563
2.83%, 12/1/44	22,754,789	23,473,103
2.854%, 11/1/44	39,465,691	40,740,962
3.304%, 6/1/41	23,986,964	25,266,448
3.585%, 12/1/40	7,314,792	7,665,242
3.708%, 11/1/40	3,410,874	3,582,527
4.189%, 7/1/39	4,567,565	4,825,247
5.595%, 5/1/37	2,400,254	2,476,956
6.35%, 9/1/36	422,678	436,305
Fannie Mae, Multifamily DUS
Pool 735387, 4.878%, 4/1/15	2,711,837	2,706,955
Pool 462086, 5.355%, 11/1/15	15,119,263	15,474,352
Freddie Mac, Hybrid ARM
2.095%, 4/1/37	3,171,539	3,362,701
2.275%, 9/1/37	1,705,033	1,816,178
2.461%, 5/1/34	3,414,837	3,668,791
2.637%, 8/1/42	18,071,493	18,652,048
2.657%, 10/1/38	3,426,295	3,645,946
2.69%, 2/1/38	7,882,856	8,507,292
2.944%, 5/1/44	4,285,876	4,436,413
2.991%, 5/1/44	31,612,256	32,745,221
3.039%, 6/1/44	8,044,180	8,342,748
3.213%, 6/1/44	12,073,147	12,641,546
3.605%, 10/1/41	2,671,555	2,797,992
5.317%, 10/1/35	4,801,226	5,054,468
5.833%, 7/1/38	726,391	779,110
6.099%, 1/1/38	830,594	888,042
Freddie Mac Gold, 15 Year
4.00%, 3/1/25-11/1/26	64,042,819	68,464,756
4.50%, 9/1/24-9/1/26	18,176,896	19,627,699
6.00%, 2/1/18	776,901	810,755
6.50%, 5/1/16-9/1/18	2,865,040	2,970,551
Freddie Mac Gold, 20 Year
4.50%, 4/1/31-6/1/31	17,280,808	18,831,027
6.50%, 10/1/26	6,421,479	7,295,023
Freddie Mac Gold, 30 Year
4.50%, 9/1/41-1/1/44	109,536,781	118,769,036
5.50%, 12/1/37	1,547,934	1,739,761
6.00%, 2/1/39	4,032,725	4,593,740
6.50%, 12/1/32-4/1/33	9,808,410	11,192,339
7.00%, 11/1/37-9/1/38	9,888,997	11,021,929
7.47%, 3/17/23	129,964	145,647
7.75%, 7/25/21	430,308	478,071

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS	December 31, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	$1,165,744	$1,357,537
7.97%, 4/15/20-1/15/21	594,173	646,090

		1,157,961,676

		1,544,247,048

ASSET-BACKED: 2.0%
AUTO LOAN: 0.1%
Ford Credit Auto Owner Trust Series 2014-C A3, 1.06%, 5/15/19	23,000,000	22,940,315

CREDIT CARD: 1.0%
American Express Master Trust Series 2014-3 A, 1.49%, 4/15/20	16,025,000	16,071,937
Chase Issuance Trust
Series 2013-A5 A, 0.47%, 5/15/17	12,175,000	12,173,247
Series 2012-A5 A5, 0.59%, 8/15/17	21,920,000	21,926,642
Series 2012-A8 A8, 0.54%, 10/16/17	54,983,000	54,955,013
Series 2013-A8 A8, 1.01%, 10/15/18	14,000,000	13,997,998
Series 2014-A1 A1, 1.15%, 1/15/19	18,400,000	18,396,596
Series 2014-A7 A, 1.38%, 11/15/19	23,000,000	22,911,381

		160,432,814
OTHER: 0.6%
Rio Oil Finance Trust(b) (Brazil)
6.25%, 7/6/24(d)	53,625,000	50,818,804
6.75%, 1/6/27(d)	42,925,000	40,993,375

		91,812,179
STUDENT LOAN: 0.3%
SLM Student Loan Trust Securities (Private Loans)
Series 2014-A A2A, 2.59%, 1/15/26(d)	5,250,000	5,315,210
Series 2012-B A2, 3.48%, 10/15/30(d)	9,725,000	10,105,909
Series 2012-E A2A, 2.09%, 6/15/45(d)	13,775,000	13,761,721
Series 2012-C A2, 3.31%, 10/15/46(d)	10,100,000	10,471,862

		39,654,702

		314,840,010

CORPORATE: 13.1%
FINANCIALS: 4.8%
Anthem, Inc. 4.35%, 8/15/20	29,305,000	31,748,890
Bank of America Corp.
5.30%, 3/15/17	19,000,000	20,410,294
7.625%, 6/1/19	6,800,000	8,218,562
5.625%, 7/1/20	5,030,000	5,727,108
4.20%, 8/26/24	9,325,000	9,499,611
6.625%, 5/23/36(c)	37,275,000	45,166,594
Barclays PLC(b) (United Kingdom) 4.375%, 9/11/24	23,275,000	22,479,278
BNP Paribas SA(b) (France) 4.25%, 10/15/24	31,175,000	31,560,011

	PAR VALUE	VALUE
Boston Properties, Inc.
5.875%, 10/15/19	$7,960,000	$9,117,583
5.625%, 11/15/20	3,850,000	4,392,661
3.85%, 2/1/23	7,800,000	8,097,001
3.125%, 9/1/23	17,550,000	17,136,434
3.80%, 2/1/24	11,175,000	11,484,201
Capital One Financial Corp.
4.75%, 7/15/21	759,000	836,523
3.50%, 6/15/23	49,579,000	50,107,165
Cigna Corp.
5.125%, 6/15/20	1,820,000	2,028,244
7.65%, 3/1/23	9,705,000	12,402,825
7.875%, 5/15/27	21,888,000	29,905,859
8.30%, 1/15/33	8,845,000	12,090,016
Citigroup, Inc.
6.125%, 11/21/17	22,890,000	25,526,104
7.875%, 10/30/40(c)	43,080,925	45,803,639
Equity Residential
4.625%, 12/15/21	14,054,000	15,375,217
3.00%, 4/15/23	14,775,000	14,409,939
General Electric Co.
5.50%, 1/8/20	25,095,000	28,723,135
4.375%, 9/16/20	8,475,000	9,282,125
4.625%, 1/7/21	5,750,000	6,408,893
4.65%, 10/17/21	9,825,000	11,074,042
Health Net, Inc. 6.375%, 6/1/17	13,275,000	14,337,000
HSBC Holdings PLC(b) (United Kingdom)
5.10%, 4/5/21	3,625,000	4,097,693
6.50%, 5/2/36	30,190,000	38,774,043
6.50%, 9/15/37	15,315,000	19,678,029
JPMorgan Chase & Co. 8.75%, 9/1/30(c)	23,042,000	33,281,243
Lloyds Banking Group PLC(b) (United Kingdom) 4.50%, 11/4/24	11,550,000	11,655,555
Navient Corp.
3.875%, 9/10/15	7,625,000	7,682,188
6.00%, 1/25/17	14,285,000	14,963,537
4.625%, 9/25/17	9,550,000	9,693,250
8.45%, 6/15/18	11,855,000	13,218,325
Royal Bank of Scotland Group PLC(b) (United Kingdom)
6.125%, 12/15/22	48,416,000	52,696,265
6.00%, 12/19/23	5,750,000	6,223,789
Unum Group
7.19%, 2/1/28	8,305,000	10,104,212
7.25%, 3/15/28	2,030,000	2,575,418
6.75%, 12/15/28	11,368,000	14,003,398

		741,995,899

PAGE 11 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
INDUSTRIALS: 7.9%
AT&T, Inc.
6.55%, 2/15/39	$7,675,000	$9,460,021
5.35%, 9/1/40	26,250,000	28,424,051
Becton, Dickinson and Co. 3.734%, 12/15/24	5,725,000	5,891,924
Boston Scientific Corp.
6.25%, 11/15/15	1,055,000	1,099,135
6.40%, 6/15/16	24,811,000	26,553,253
Burlington Northern Santa Fe LLC(f)
8.251%, 1/15/21	763,430	888,394
4.967%, 4/1/23	7,320,404	7,963,260
3.85%, 9/1/23	2,150,000	2,267,850
5.72%, 1/15/24	9,705,500	11,078,409
5.342%, 4/1/24	10,305,402	11,349,854
5.629%, 4/1/24	15,837,333	17,870,234
Cemex SAB de CV(b) (Mexico)
6.50%, 12/10/19(d)	22,500,000	23,051,250
6.00%, 4/1/24(d)	10,575,000	10,310,625
5.70%, 1/11/25(d)	12,475,000	12,100,750
Comcast Corp.
6.30%, 11/15/17	5,865,000	6,642,916
5.875%, 2/15/18	4,475,000	5,034,925
Cox Enterprises, Inc.
5.875%, 12/1/16(d)	19,245,000	20,808,310
3.25%, 12/15/22(d)	15,740,000	15,454,146
2.95%, 6/30/23(d)	37,166,000	35,640,038
3.85%, 2/1/25(d)	19,625,000	19,809,809
CSX Corp.
9.75%, 6/15/20	5,231,000	6,924,494
Dillard’s, Inc.
7.13%, 8/1/18	3,606,000	4,038,720
7.875%, 1/1/23	8,660,000	10,002,300
7.75%, 7/15/26	50,000	55,625
7.75%, 5/15/27	540,000	603,450
7.00%, 12/1/28	15,135,000	16,043,100
Dow Chemical Co.
8.55%, 5/15/19	21,553,000	26,795,681
7.375%, 11/1/29	17,000,000	22,630,706
9.40%, 5/15/39	9,677,000	15,701,252
5.25%, 11/15/41	3,845,000	4,146,894
FedEx Corp.
8.00%, 1/15/19	6,965,000	8,478,968
6.72%, 7/15/23	11,169,454	13,068,261
Ford Motor Credit Co. LLC(f)
5.625%, 9/15/15	11,000,000	11,351,505
8.125%, 1/15/20	8,320,000	10,305,643
5.75%, 2/1/21	17,700,000	20,282,996
5.875%, 8/2/21	11,350,000	13,140,894
4.25%, 9/20/22	9,593,000	10,178,797
4.375%, 8/6/23	3,775,000	4,035,645
HCA Holdings, Inc.
6.375%, 1/15/15	10,375,000	10,375,000
6.50%, 2/15/16	43,180,000	45,069,125

	PAR VALUE	VALUE
Hewlett-Packard Co. 3.30%, 12/9/16	$14,955,000	$15,448,964
Kinder Morgan, Inc. 4.30%, 6/1/25	36,515,000	36,637,508
Lafarge SA(b) (France)
6.20%, 7/9/15(d)	4,600,000	4,705,340
6.50%, 7/15/16	35,915,000	38,249,475
Liberty Interactive Corp.
8.50%, 7/15/29	9,462,000	10,360,890
8.25%, 2/1/30	7,291,000	7,874,280
Macy’s, Inc.
6.90%, 4/1/29	4,282,000	5,450,494
6.90%, 1/15/32	49,699,000	64,663,021
6.70%, 7/15/34	1,390,000	1,776,977
Naspers, Ltd.(b) (South Africa) 6.00%, 7/18/20(d)	21,900,000	23,925,750
Norfolk Southern Corp. 9.75%, 6/15/20	7,224,000	9,632,236
Reed Elsevier PLC(b) (United Kingdom)
8.625%, 1/15/19	4,901,000	5,994,565
3.125%, 10/15/22	22,133,000	21,907,775
Sprint Corp. 6.00%, 12/1/16	15,150,000	15,847,279
Telecom Italia SPA(b) (Italy)
6.999%, 6/4/18	17,100,000	18,981,000
7.175%, 6/18/19	27,527,000	31,518,415
7.20%, 7/18/36	11,596,000	12,465,700
7.721%, 6/4/38	7,062,000	7,874,130
Time Warner Cable, Inc.
8.75%, 2/14/19	25,265,000	31,274,356
8.25%, 4/1/19	33,815,000	41,394,396
Time Warner, Inc.
7.625%, 4/15/31	36,348,000	50,674,019
7.70%, 5/1/32	14,374,000	20,418,569
Twenty-First Century Fox, Inc.
6.40%, 12/15/35	5,355,000	6,989,132
6.15%, 3/1/37	15,000,000	18,799,590
6.65%, 11/15/37	1,638,000	2,187,156
Union Pacific Corp.
5.866%, 7/2/30	27,509,089	32,163,316
6.176%, 1/2/31	9,781,123	11,714,362
Verizon Communications, Inc.
5.15%, 9/15/23	10,250,000	11,318,388
4.15%, 3/15/24	12,750,000	13,199,233
6.55%, 9/15/43	38,476,000	49,293,489
Vulcan Materials Co.
6.50%, 12/1/16	704,000	749,760
7.50%, 6/15/21	20,340,000	23,696,100
Xerox Corp.
6.35%, 5/15/18	28,585,000	32,321,631
5.625%, 12/15/19	5,645,000	6,344,257
4.50%, 5/15/21	19,161,000	20,476,383

		1,231,256,146

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 12

PORTFOLIO OF INVESTMENTS	December 31, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
UTILITIES: 0.4%
Dominion Resources, Inc. 5.75%, 10/1/54	$21,175,000	$22,094,313
Enel SPA(b) (Italy)
6.80%, 9/15/37(d)	18,700,000	23,908,885
6.00%, 10/7/39(d)	8,550,000	10,045,985
8.75%, 9/24/73(d)	925,000	1,074,156

		57,123,339

		2,030,375,384

TOTAL DEBT SECURITIES (Cost $4,337,303,190)		$4,603,392,860

SHORT-TERM INVESTMENTS: 2.8%
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	15,782,522	15,782,522

REPURCHASE AGREEMENT: 2.7%
Fixed Income Clearing Corporation(e) 0.01%, dated 12/31/14, due 1/2/15, maturity value $416,144,231	416,144,000	416,144,000

TOTAL SHORT-TERM INVESTMENTS (Cost $431,926,522)		$431,926,522

TOTAL INVESTMENTS (Cost $11,758,074,005)	101.3%	$15,667,078,338
OTHER ASSETS LESS LIABILITIES	(1.3%)	(202,000,772)

NET ASSETS	100.0%	$15,465,077,566

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, all such securities in total represented $421,993,601 or 2.7% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(e)	Repurchase agreement is collateralized by Freddie Mac 1.375%, 5/1/20 and U.S. Treasury Note 1.000%-3.375%, 10/31/19-5/31/20. Total collateral value is $424,469,056.
(f)	Subsidiary (see below)

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note—Short Position	1,386	Mar 2015	$(175,740,469)	$(1,101,897)

Long-Term U.S. Treasury Bond—Short Position	877	Mar 2015	(144,869,437)	(6,569,841)

				$(7,671,738)

PAGE 13 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014
ASSETS:
Investments, at value (cost $11,758,074,005)	$15,667,078,338
Cash held at broker	4,446,143
Receivable for investments sold	9,352,308
Receivable for Fund shares sold	20,902,842
Dividends and interest receivable	51,848,304
Prepaid expenses and other assets	92,952

15,753,720,887

LIABILITIES:
Payable for investments purchased	35,418,791
Payable for Fund shares redeemed	245,011,031
Payable to broker for variation margin	604,656
Management fees payable	6,636,039
Accrued expenses	972,804

288,643,321

NET ASSETS	$15,465,077,566

NET ASSETS CONSIST OF:
Paid in capital	$11,446,593,341
Undistributed net investment income	3,500,381
Undistributed net realized gain	113,647,176
Net unrealized appreciation	3,901,336,668

$15,465,077,566

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	150,911,685
Net asset value per share	$102.48

STATEMENT OF OPERATIONS
Year Ended December 31, 2014
INVESTMENT INCOME:
Dividends (net of foreign taxes of $5,222,465)	$211,836,695
Interest (net of foreign taxes of $9,973)	165,994,824

377,831,519

EXPENSES:
Management fees	74,717,761
Custody and fund accounting fees	307,954
Transfer agent fees	2,089,806
Professional services	290,761
Shareholder reports	315,032
Proxy expenses	510,237
Registration fees	199,582
Trustees’ fees	258,072
Miscellaneous	397,502

79,086,707

NET INVESTMENT INCOME	298,744,812

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	415,313,084
Treasury futures contracts	(15,394,027)
Net change in unrealized appreciation/depreciation
Investments	575,589,650
Treasury futures contracts	(8,579,947)

Net realized and unrealized gain	966,928,760

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,265,673,572

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
OPERATIONS:
Net investment income	$298,744,812	$247,794,566
Net realized gain	399,919,057	1,099,230,936
Net change in unrealized appreciation/depreciation	567,009,703	1,975,952,682

	1,265,673,572	3,322,978,184

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(298,877,158)	(246,397,862)
Net realized gain	(359,115,663)	(9,642,637)

Total distributions	(657,992,821)	(256,040,499)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,944,425,723	1,558,477,176
Reinvestment of distributions	624,013,075	242,306,286
Cost of shares redeemed	(2,114,967,089)	(2,681,100,500)

Net increase/(decrease) from Fund share transactions	453,471,709	(880,317,038)

Total increase in net assets	1,061,152,460	2,186,620,647

NET ASSETS:
Beginning of year	14,403,925,106	12,217,304,459

End of year (including undistributed net investment income of $3,500,381 and $3,632,727, respectively)	$15,465,077,566	$14,403,925,106

SHARE INFORMATION:
Shares sold	19,199,410	17,648,446
Distributions reinvested	6,142,973	2,717,903
Shares redeemed	(20,958,749)	(30,347,088)

Net increase/(decrease) in shares outstanding	4,383,634	(9,980,739)

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Debt securities (including certain preferred stocks) are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. All securities held by the Fund are denominated in U.S. dollars.

The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the

PAGE 15 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of the contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2014, these Treasury futures contracts had notional values ranging from less than 1% to 2% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DODGE & COX BALANCED FUND ▪ PAGE 16

NOTES TO FINANCIAL STATEMENTS

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2014:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$10,323,143,744		$—
Preferred Stocks	—		308,615,212
Debt Securities
U.S. Treasury	413,602,823		—
Government-Related	—		300,327,595
Mortgage-Related	—		1,544,247,048
Asset-Backed	—		314,840,010
Corporate	—		2,030,375,384
Short-term Investments
Money Market Fund	15,782,522		—
Repurchase Agreement	—		416,144,000

Total Securities	$10,752,529,089		$4,914,549,249

Other Financial Instruments
Treasury Futures Contracts	$(7,671,738	)(c)	$—

(a)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014. There were no Level 3 securities at December 31, 2014 and 2013, and there were no transfers to Level 3 during the year.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	Represents net unrealized appreciation/(depreciation).

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and Treasury futures contracts. At December 31, 2014, the cost of investments for federal income tax purposes was $11,758,074,013.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Ordinary income	$357,296,853	$246,397,862
	($2.417 per share)	($1.650 per share)

Long-term capital gain	$300,695,968	$9,642,637
	($2.020 per share)	($0.066 per share)

At December 31, 2014, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$4,050,646,600
Unrealized depreciation	(141,642,275)

Net unrealized appreciation	3,909,004,325
Undistributed ordinary income	7,212,239
Undistributed long-term capital gain	102,267,661

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

PAGE 17 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2014, amounted to $40,653 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2014, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,857,656,227 and $2,317,949,019, respectively. For the year ended December 31, 2014, purchases and sales of U.S. government securities aggregated $1,224,875,718 and $952,607,970, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements and similar transactions. Management is currently evaluating the impact, if any, of applying this ASU effective January 1, 2015.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2014, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX BALANCED FUND ▪ PAGE 18

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$98.30	$78.06	$67.45	$70.22	$64.03
Income from investment operations:
Net investment income	2.03	1.66	1.65	1.62	1.41
Net realized and unrealized gain (loss)	6.59	20.30	10.62	(2.77)	6.30

Total from investment operations	8.62	21.96	12.27	(1.15)	7.71

Distributions to shareholders from:
Net investment income	(2.03)	(1.65)	(1.66)	(1.62)	(1.52)
Net realized gain	(2.41)	(0.07)	—	—	—

Total distributions	(4.44)	(1.72)	(1.66)	(1.62)	(1.52)

Net asset value, end of year	$102.48	$98.30	$78.06	$67.45	$70.22

Total return	8.85%	28.37%	18.32%	(1.66)%	12.23%
Ratios/supplemental data:
Net assets, end of year (millions)	$15,465	14,404	$12,217	$12,220	$14,849
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.00%	1.85%	2.21%	2.26%	2.13%
Portfolio turnover rate	23%	25%	16%	19%	12%

See accompanying Notes to Financial Statements

PAGE 19 ▪ DODGE & COX BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Balanced Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2015

DODGE & COX BALANCED FUND ▪ PAGE 20

SPECIAL 2014 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $213,675,904 of its distributions paid to shareholders in 2014 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 37% of its ordinary dividends paid to shareholders in 2014 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 17, 2014, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2015 with respect to each Fund other than the Dodge & Cox Global Bond Fund. The Agreement for the Dodge & Cox Global Bond Fund was not subject to renewal at this time. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 3, 2014, and again on December 17, 2014, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

PAGE 21 ▪ DODGE & COX BALANCED FUND

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and Global Bond Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, technology, oversight of the Funds’ transfer agent and cus todian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $180 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that each Fund demonstrated favorable longer-term performance relative to its benchmark and peer group. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

DODGE & COX BALANCED FUND ▪ PAGE 22

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and subadvised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals.

The Board considered that Dodge & Cox recently recommended closing the International Stock Fund to new investors to pro-actively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders.

The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are

PAGE 23 ▪ DODGE & COX BALANCED FUND

continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). An assessment of economies of scale must also take into account that Dodge & Cox has capped expenses when offering new funds. In addition, the Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the

Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX BALANCED FUND ▪ PAGE 24

THIS PAGE INTENTIONALLY LEFT BLANK

PAGE 25 ▪ DODGE & COX BALANCED FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX BALANCED FUND ▪ PAGE 26

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Charles F. Pohl (56)	Chairman and Trustee (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC)	—
Dana M. Emery (53)	President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and Global Bond Investment Policy Committee (GBIPC)	—
John A. Gunn (71)	Senior Vice President (Officer since 1998)	Chairman Emeritus (2011-2013), Chairman (until 2011), Chief Executive Officer (until 2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, GSIPC (until 2014), and IIPC	—
Diana S. Strandberg (55)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC	—
David H. Longhurst (57)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (61)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (40)	Chief Compliance Officer (Officer since 2009)	Vice President (since 2011) and Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
Thomas A. Larsen (65)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (54)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Arista Networks (since 2013); Director, Netflix, Inc. (video services) (since 2010); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)

Robert B. Morris III (62)	Trustee (Since 2011)	Advisory Director, The Presidio Group (since 2005)	—
Gary Roughead (63)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2011); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
Mark E. Smith (63)	Trustee (Since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (68)	Trustee (Since 2005) (and 1995-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
800-621-3979.

PAGE 27 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2014, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/14 IF AR       Printed on recycled paper

2014

Annual Report

December 31, 2014

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 5.5% for the year ending December 31, 2014, compared to a total return of 6.0% for the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg). At year end, the Fund had net assets of $39.1 billion with a cash position of 2.9%.

MARKET COMMENTARY

The year 2014 can best be described as a tale of two halves, the combination of which delivered a robust 6% return(a) for the investment-grade bond market. The first half of the year saw low levels of volatility, substantially declining interest rates, and strong returns among non-Treasury sectors. This relatively benign market environment gave way to a second half featuring a marked uptick in volatility, further interest rate declines (despite clear improvements in U.S. economic activity), and rising yield premiums, resulting in underperformance for corporate bonds and Agency-guaranteed(b) mortgage-backed securities (MBS). The volatility and risk aversion in the second half were driven by a plunge in oil prices, which declined by approximately 50%, as well as concerns that weakness among important global economies (e.g., Eurozone, China, Japan) could threaten the U.S. economic recovery and delay the Federal Reserve’s (Fed) anticipated plans to tighten monetary policy starting in 2015.

Although the U.S. economy struggled early in the year largely due to extreme winter weather, the economic picture brightened as the year progressed. Particularly noteworthy were improvements in labor market conditions, highlighted by a six-year low in the unemployment rate (5.6%, released just after year end) and the highest level of job creation in 15 years. In addition, consumer spending, consumer sentiment, and activity in the manufacturing and service sectors all increased. One major outlier was the housing market, which remained sluggish despite extremely low mortgage rates. The Fed left short-term interest rates near zero throughout 2014 but announced the conclusion to its third asset-purchase program in October. Through its post-meeting communications, the Fed has set the stage for beginning to normalize the stance of monetary policy in 2015. Despite this, some market participants question the likelihood of a 2015 start to the tightening cycle in light of low inflation (in the United States and globally) and a weaker outlook for global growth.

For the year, the U.S. Treasury sector generated a 5.0% return. Investment-grade corporate bonds returned 7.5% but underperformed Treasuries by half a percent on an “excess return”(c) basis, due entirely to poor second-half performance. While the fundamental backdrop for credit remained generally healthy, the uptick in volatility contributed to the sector’s underperformance, led lower by commodity-related issuers. As energy-related issuers constitute a large component of the high yield universe, below investment-grade corporate bonds also performed poorly. Agency MBS returned 6.1% for the year and outperformed comparable-duration(d) Treasuries by 0.4 percentage points for the year (notwithstanding poor second-half performance) amid a relatively stable prepayment environment.

INVESTMENT STRATEGY

A focus on valuation is a critical element of our investment approach. “Valuation” refers to a price (and a corresponding yield) that reflects current market opinion on the risks and potential return of an investment. For Dodge & Cox, a “focus on valuation” means we are disciplined in seeking investment opportunities where we believe the current market consensus either understates the potential return or overstates the potential risks of a security. The ability to identify misalignments between market pricing and underlying fundamentals, be it at the security, issuer, or sector level, is key to generating attractive long-term returns. The gradual changes we make to the Fund’s composition are a direct result of this discipline. For example, we avoid issuers when we believe the downside risks are significant and not adequately compensated through current valuations. On the other hand, when we see attractive relative value and our research gives us confidence that creditworthiness will be maintained or improved over our investment horizon, we seek to add incremental yield to the portfolio, even during volatile times. The actions we took during the past year illustrate the degree to which valuation influences Fund positioning.

Dynamic Credit Valuations Prompt Portfolio Shifts

Corporate bonds performed well for the first half of 2014, as solid underlying fundamentals and strong demand for higher-yielding assets contributed to declining yield

PAGE 1 ▪ DODGE & COX INCOME FUND

premiums.(e) In fact, before widening in the third quarter, corporate bond yield premiums narrowed to mid-2007 levels. We responded to less compelling valuations by reducing numerous corporate holdings (amounting to 9% of the Fund) through the end of September. The trims were evenly split between the Financials and Industrials sub-sectors, driven by our assessment of issue- and issuer-level relative value within and across these segments. For example, Time Warner Cable agreed in February to be acquired by Comcast, triggering significant price improvement in its bonds and providing an excellent opportunity to reduce the Fund’s exposure to the combined entities. We also selectively reduced certain issuers when we felt inadequately compensated for the risk of activities (such as debt-financed share repurchases) which could lead to greater leverage. Within Financials, we continued to gradually reduce the Fund’s overall weighting, which peaked in mid-2012, in light of fuller valuations. For several holdings (e.g., Royal Bank of Scotland, Bank of America), we lowered issuer-level weightings and shifted the mix of holdings from senior debt to subordinated debt. These shifts reflected our view that, for these issuers, the additional yield offered by the subordinated debt provided adequate compensation for higher risk of loss in an adverse outcome, which we believed was remote due to their enhanced capital levels.

Later in the year, as the triple threat of plunging oil prices, global economic weakness, and overall risk aversion hit corporate and quasi-corporate (government-related) yield premiums, we reassessed the opportunity set at new, more attractive valuations. Consequently, we gradually increased the Fund’s corporate weighting again; it ended the year at 39%. A particular area of interest for us has been non-U.S. issuers(f) spanning corporate, government-related, and asset-backed security (ABS) issuers. Our industry, credit, and sovereign analysts closely follow companies, industries, and countries across the globe. This analysis is critical as we assess specific areas of the market where negative market sentiment may have caused valuations to deteriorate more than fundamentals warrant. Of note, we established new positions in two European banks (BNP Paribas and Lloyds Bank), added to Cemex, and built positions in Pemex and Rio Oil(g) (a structured note backed by oil and gas royalties in Brazil).

In the case of Rio Oil, we modestly increased the Fund’s weighting at a more attractive valuation (due to fourth quarter underperformance); the debt service coverage metrics and structural characteristics of the security are important to our investment thesis.

Elsewhere in the credit portfolio, we reduced the Fund’s holdings in the general obligation bonds of the states of California and Illinois following strong performance. While taxable municipal securities now constitute a smaller part of the Fund (5% at the end of 2014 versus 7% at the peak in 2012), we continue to view their risk/reward trade-off favorably, with attractive diversification benefits and better downside protection compared to corporate alternatives. We remain constructive on credit (corporate bonds and government-related securities) given valuations that, while not quite as attractive as at other points in recent years, continue to provide adequate compensation for attendant risks. As always, we continuously monitor the interaction between relative valuation and fundamentals within and across the credit market in order to take advantage of new opportunities as they arise.

MBS Portfolio: Changes in Mix

The Fund’s Agency MBS holdings performed well in 2014 as the Fed’s quantitative easing (QE) program, low levels of interest rate volatility, and subdued prepayments drove positive absolute returns for the year and excess returns over shorter-duration alternatives. Similar to the credit portion of the Fund, valuation has been a key driver of shifts within the Fund’s MBS portfolio. In the past year, the Fund’s MBS weighting remained relatively constant—ranging between 33% and 37%—but we made intra-sector shifts to Fund positioning based on changes in relative valuations within the sector.

Notably, we greatly reduced the Fund’s holdings in higher-coupon 30-year MBS by capitalizing on rich valuations and the market’s belief that prepayments would continue to be subdued. At the same time, we uncovered investment opportunities among the 15-year and 20-year sectors of the universe; together they comprise a small part of the Barclays U.S. Agg but are a growing part of the Fund’s portfolio. These inherently defensive cash flows benefit from a short amortization schedule, which limits

DODGE & COX INCOME FUND ▪ PAGE 2

the range of outcomes insofar as prepayment savings must be somewhat higher for these securities relative to 30-year MBS in order to spur refinancings. Similarly, we increased holdings in hybrid ARMs—loans that are fixed for a period of time and then become floating. The floating rate component of these loans mitigates adverse price declines due to their shorter relative durations. In addition, their prices relative to par are lower than their longer-duration, high-coupon counterparts. Lastly, we added several new ABS holdings to the Fund during the year. The Fund’s ABS (7% at year end) in general offer an attractive combination of quality collateral, robust structure, proven liquidity, and incremental yield over short-term Treasuries.

We believe that the Fund’s current holdings in structured products, including recent shifts, improve long-term risk-adjusted total return prospects across a variety of interest rate and prepayment environments. We rely on the bottom-up valuation and fundamental research framework to help navigate future uncertainty and volatility.

Duration Discussion

The Fund’s relative interest rate positioning over the course of 2014 was dynamic as Treasury yields shifted meaningfully. We began the year with a Fund duration that was roughly 80% of the Barclays U.S. Agg’s, having lengthened modestly into the rising interest rates of 2013. As interest rates declined in the first half of 2014, we reversed the duration extension of 2013 to roughly 70% of the Barclays U.S. Agg’s at year end. The magnitude of interest rate declines in 2014 was unexpected, given the solid footing of the U.S. economy, the benefits of lower oil prices to the end consumer, and the Fed’s ending of QE and guidance to begin raising short-term interest rates over the coming months. It is our view that the fundamentals do not justify the current low level of interest rates in light of the strength of the U.S. economy, even considering the potential impact of global economic weakness on the United States. Market valuations imply very low expectations for future inflation and a slow pace of rate hikes by the Fed (with a low “terminal rate”(h)). We believe it is important to remain defensive at this time in order to mitigate the negative effect of price declines on fixed income instruments resulting from potential increases in interest rates.

IN CLOSING

As we mark the passing of an eventful year, we acknowledge the growth of the Income Fund, with significant inflows particularly in the fourth quarter. We have invested inflows of nearly $9 billion over the past three months, representing a 30% increase in Fund assets, and welcome new shareholders to the Fund alongside our many longstanding investors. We have been able to invest new assets promptly, reaching desired portfolio targets even in a somewhat liquidity-challenged environment. However, Dodge & Cox will continue to carefully monitor inflows. We seek to be proactive in protecting the interests of existing shareholders and are prepared to take steps to manage the pace of growth if needed. We envision no near-term issues with investment capacity given the massive breadth of the fixed income markets and the large number of issuers and securities covered by our investment team.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 27, 2015

(a)	Sector returns as calculated and reported by Barclays.
(b)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(c)	“Excess returns” refers to duration-adjusted returns for a given sector; it is calculated and reported by Barclays.
(d)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(e)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums results in a higher valuation. Widening yield premiums results in a lower valuation.
(f)	The Fund held 13% in U.S. dollar-denominated securities of non-U.S. issuers as of December 31, 2014.
(g)	Rio Oil is an asset-backed security but is discussed here in relation to the Fund’s increase in non-U.S. issuers.
(h)	“Terminal rate” refers to the ending Fed funds rate at the conclusion of the Fed’s tightening cycle.

PAGE 3 ▪ DODGE & COX INCOME FUND

ANNUAL PERFORMANCE REVIEW

The Fund underperformed the Barclays U.S. Agg by 0.5 percentage points in 2014.

Key Detractors from Relative Results

▪	The Fund’s defensive duration positioning (approximately 80% of the Barclays U.S. Agg’s duration at the start of 2014) hampered relative returns as interest rates generally declined year-over-year.
▪	The Fund’s overweight to corporate bonds (47% versus 22% for the Barclays U.S. Agg) detracted mildly from relative returns given the sector’s relative underperformance.
▪

The Fund’s Agency MBS holdings lagged longer-duration alternatives such as the MBS in the Barclays U.S. Agg due to compositional differences, although they outperformed similar short-duration Treasuries.

Key Contributors to Relative Results

▪

Security selection was positive, particularly among the Fund’s non-U.S. domiciled* and/or lower-rated holdings. Strong performers included Bank of America and JPMorgan capital securities, Enel, Kingdom of Spain, Macy’s, Telecom Italia, Time Warner Cable, and Twenty-First Century Fox.

▪	The Fund’s taxable municipal holdings (6% versus 1% for the Barclays U.S. Agg) performed well, particularly State of California general obligation bonds.
▪	The Fund’s nominal yield advantage benefited returns.

*	The Fund held 13.3% in non-U.S. domiciled securities as of 12/31/14; all of the Fund’s non-U.S. holdings are denominated in U.S. dollars.
Unless otherwise noted, figures cited in this section denote Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Fixed Income Investment Policy Committee, which is the decision-making body for the Income Fund, is a nine-member committee with an average tenure at Dodge & Cox of 18 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in debt securities whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX INCOME FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2014

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	5.48%	5.17%	5.28%	6.69%
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	5.95	4.46	4.71	6.21

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable debt securities.

Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2014	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,008.80	$2.24
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.97	2.26
*	Expenses are equal to the Fund’s annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INCOME FUND

FUND INFORMATION	December 31, 2014

GENERAL INFORMATION
Net Asset Value Per Share	$13.78
Total Net Assets (billions)	$39.1
30-Day SEC Yield(a)	2.59%
2013 Expense Ratio (per 5/1/14 Prospectus)	0.43%
2014 Expense Ratio	0.44%
Portfolio Turnover Rate	27%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 18 years.

PORTFOLIO CHARACTERISTICS	Fund	Barclays U.S. Agg
Number of Debt Securities	884	9,079
Effective Duration (years)	3.9	5.6

FIVE LARGEST CORPORATE ISSUERS (%)(b)	Fund
Bank of America Corp.	2.0
Verizon Communications, Inc.	1.9
Cox Enterprises, Inc.	1.8
Time Warner, Inc.	1.6
Citigroup, Inc.	1.4

CREDIT QUALITY (%)(c)	Fund		Barclays U.S. Agg
U.S. Treasury/Agency/GSE(d)	45.2		68.0
Aaa	4.5		4.7
Aa	1.2		3.7
A	9.8		11.7
Baa	25.8		11.9
Ba	8.3		0.0
B	2.3		0.0
Caa	0.0	(e)	0.0
Cash Equivalents	2.9		0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	Barclays U.S. Agg
U.S. Treasury(d)	11.1	35.8
Government-Related	7.0	9.5
Mortgage-Related(f)	33.8	28.8
Corporate	38.7	23.3
Asset-Backed/Commercial Mortgage-Backed(g)	6.5	2.6
Cash Equivalents	2.9	0.0

MATURITY DIVERSIFICATION (%)(d)	Fund	Barclays U.S. Agg
0-1 Years to Maturity	5.1	0.0
1-5	49.9	45.6
5-10	28.8	40.2
10-15	2.0	1.5
15-20	4.3	1.8
20-25	6.7	3.3
25 and Over	3.2	7.6

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(c)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. On that basis, the Fund held 5.7% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(d)	Data as presented excludes the effect of the Fund’s position in Treasury futures contracts.
(e)	Rounds to 0.0%.
(f)	The Fund holds 0.3% in Agency multifamily mortgage securities; the Index classifies these securities under CMBS – Agency.
(g)	Commercial mortgage-backed securities are a component of the Barclays U.S. Aggregate but are not currently held by the Fund.

DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2014

DEBT SECURITIES: 97.1%

	PAR VALUE	VALUE
U.S. TREASURY: 11.1%
U.S. Treasury Note
0.75%, 3/15/17	$525,000,000	$524,794,725
0.875%, 5/15/17	750,000,000	750,175,500
0.50%, 7/31/17	621,000,000	613,819,998
0.625%, 9/30/17	600,000,000	593,296,800
1.50%, 8/31/18	750,000,000	753,456,750
1.50%, 2/28/19	496,995,000	497,150,062
1.625%, 7/31/19	600,000,000	600,890,400

		4,333,584,235
GOVERNMENT-RELATED: 7.0%
FEDERAL AGENCY: 0.4%
Small Business Admin. — 504 Program
Series 1995-20A 1, 8.50%, 1/1/15	6,673	6,674
Series 1995-20C 1, 8.10%, 3/1/15	11,572	11,710
Series 1997-20E 1, 7.30%, 5/1/17	60,817	63,467
Series 1997-20H 1, 6.80%, 8/1/17	14,680	15,256
Series 1997-20J 1, 6.55%, 10/1/17	185,116	194,641
Series 1997-20L 1, 6.55%, 12/1/17	8,023	8,362
Series 1998-20B 1, 6.15%, 2/1/18	22,961	23,862
Series 1998-20C 1, 6.35%, 3/1/18	687,227	716,138
Series 1998-20H 1, 6.15%, 8/1/18	370,739	386,915
Series 1998-20L 1, 5.80%, 12/1/18	196,249	208,727
Series 1999-20C 1, 6.30%, 3/1/19	191,916	203,032
Series 1999-20E 1, 6.30%, 5/1/19	5,777	6,155
Series 1999-20G 1, 7.00%, 7/1/19	345,431	367,307
Series 1999-20I 1, 7.30%, 9/1/19	164,143	175,938
Series 2000-20C 1, 7.625%, 3/1/20	10,747	11,657
Series 2000-20G 1, 7.39%, 7/1/20	7,251	7,865
Series 2001-20G 1, 6.625%, 7/1/21	1,673,623	1,817,940
Series 2001-20L 1, 5.78%, 12/1/21	4,486,848	4,838,861
Series 2002-20A 1, 6.14%, 1/1/22	31,763	34,262
Series 2002-20L 1, 5.10%, 12/1/22	1,313,686	1,416,649
Series 2003-20G 1, 4.35%, 7/1/23	80,435	84,790
Series 2004-20L 1, 4.87%, 12/1/24	1,904,557	2,040,091
Series 2005-20B 1, 4.625%, 2/1/25	3,302,681	3,505,235
Series 2005-20D 1, 5.11%, 4/1/25	150,479	163,602
Series 2005-20E 1, 4.84%, 5/1/25	5,484,847	5,900,775
Series 2005-20G 1, 4.75%, 7/1/25	5,522,446	5,889,107
Series 2005-20H 1, 5.11%, 8/1/25	76,231	82,538
Series 2005-20I 1, 4.76%, 9/1/25	6,613,336	7,057,020
Series 2006-20A 1, 5.21%, 1/1/26	6,617,034	7,147,224
Series 2006-20B 1, 5.35%, 2/1/26	2,110,910	2,282,940
Series 2006-20C 1, 5.57%, 3/1/26	9,247,616	10,137,509
Series 2006-20G 1, 6.07%, 7/1/26	18,175,471	20,400,283
Series 2006-20H 1, 5.70%, 8/1/26	146,842	163,013
Series 2006-20I 1, 5.54%, 9/1/26	302,294	331,498
Series 2006-20J 1, 5.37%, 10/1/26	5,950,798	6,465,170
Series 2006-20L 1, 5.12%, 12/1/26	4,509,240	4,893,743
Series 2007-20A 1, 5.32%, 1/1/27	10,997,531	12,142,212
Series 2007-20C 1, 5.23%, 3/1/27	16,762,515	18,431,102
Series 2007-20D 1, 5.32%, 4/1/27	16,891,819	18,646,417
Series 2007-20G 1, 5.82%, 7/1/27	10,961,541	12,253,743

		148,533,430

	PAR VALUE	VALUE
FOREIGN AGENCY: 1.9%
Export-Import Bank of Korea(c) (South Korea) 4.00%, 1/11/17	$19,780,000	$20,735,967
Petroleo Brasileiro SA(c) (Brazil)
5.75%, 1/20/20	43,955,000	42,407,960
5.375%, 1/27/21	187,220,000	173,472,435
4.375%, 5/20/23	38,625,000	33,220,590
6.25%, 3/17/24	80,805,000	76,889,190
Petroleos Mexicanos(c) (Mexico)
4.875%, 1/18/24	109,415,000	113,682,185
4.25%, 1/15/25(b)	89,415,000	88,833,803
6.625%, 6/15/35	58,625,000	67,711,875
5.50%, 6/27/44(b)	36,075,000	36,796,500
6.375%, 1/23/45	86,255,000	97,683,787

		751,434,292
LOCAL AUTHORITY: 4.5%
L.A. Unified School District GO
5.75%, 7/1/34	5,235,000	6,606,047
6.758%, 7/1/34	153,490,000	213,866,827
New Jersey Turnpike Authority RB
7.414%, 1/1/40	31,485,000	47,313,769
7.102%, 1/1/41	123,498,000	179,112,854
New Valley Generation 4.929%, 1/15/21	383,260	425,694
State of California GO
7.50%, 4/1/34	158,646,000	235,839,971
7.55%, 4/1/39	200,880,000	309,996,007
7.30%, 10/1/39	83,765,000	123,385,007
7.625%, 3/1/40	85,165,000	130,728,275
7.60%, 11/1/40	61,410,000	95,819,865
State of Illinois GO
4.961%, 3/1/16	54,290,000	56,555,522
5.365%, 3/1/17	186,245,000	199,384,585
5.665%, 3/1/18	170,335,000	186,521,935

		1,785,556,358
SOVEREIGN: 0.2%
Spain Government International(c) (Spain) 4.00%, 3/6/18(b)	74,765,000	78,661,004

		2,764,185,084
MORTGAGE-RELATED: 33.8%
FEDERAL AGENCY CMO & REMIC: 5.0%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	163,346	197,288
Series 1997-2 Z, 7.50%, 6/15/27	11,473,267	13,077,103
Series 1998-2 2A, 8.727%, 8/15/27	43,200	51,245
Series 1998-1 1A, 8.214%, 3/15/28	274,439	321,132
Fannie Mae
Trust 2014-M13 ASQ2, 1.637%, 11/25/17	65,099,373	65,547,061
Trust 1998-58 PX, 6.50%, 9/25/28	537,571	598,326
Trust 1998-58 PC, 6.50%, 10/25/28	2,777,284	3,092,994

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2001-69 PQ, 6.00%, 12/25/31	$3,306,541	$3,640,935
Trust 2002-33 A1, 7.00%, 6/25/32	2,795,099	3,184,035
Trust 2002-69 Z, 5.50%, 10/25/32	458,876	508,207
Trust 2008-24 GD, 6.50%, 3/25/37	3,475,223	3,851,784
Trust 2009-30 AG, 6.50%, 5/25/39	18,086,409	19,625,255
Trust 2009-53 QM, 5.50%, 5/25/39	4,943,185	5,326,262
Trust 2009-40 TB, 6.00%, 6/25/39	8,790,605	9,609,520
Trust 2001-T3 A1, 7.50%, 11/25/40	151,003	176,088
Trust 2010-123 WT, 7.00%, 11/25/40	67,633,737	76,304,856
Trust 2001-T7 A1, 7.50%, 2/25/41	101,372	116,173
Trust 2001-T5 A2, 6.99%, 6/19/41	60,214	68,164
Trust 2001-T5 A3, 7.50%, 6/19/41	289,343	332,246
Trust 2001-T4 A1, 7.50%, 7/25/41	2,695,161	3,205,099
Trust 2011-58 AT, 4.00%, 7/25/41	15,553,820	16,230,271
Trust 2001-T10 A1, 7.00%, 12/25/41	3,033,605	3,538,785
Trust 2013-106 MA, 4.00%, 2/25/42	30,561,096	32,142,877
Trust 2002-T12 A3, 7.50%, 5/25/42	57,935	67,837
Trust 2002-90 A1, 6.50%, 6/25/42	6,185,855	7,044,997
Trust 2002-W6 2A1, 6.45%, 6/25/42	3,600,316	4,126,649
Trust 2002-W8 A2, 7.00%, 6/25/42	2,022,255	2,328,881
Trust 2002-T16 A3, 7.50%, 7/25/42	4,450,684	5,047,646
Trust 2003-W2 1A2, 7.00%, 7/25/42	9,575,114	11,175,786
Trust 2003-W4 3A, 6.575%, 10/25/42	3,141,992	3,566,224
Trust 2012-121 NB, 7.00%, 11/25/42	2,139,059	2,473,909
Trust 2003-7 A1, 6.50%, 12/25/42	5,036,998	5,690,296
Trust 2003-W1 2A, 6.552%, 12/25/42	3,585,875	4,123,566
Trust 2012-133 HF, 0.52%, 12/25/42	57,462,905	57,234,261
Trust 2012-133 JF, 0.52%, 12/25/42	19,875,617	19,985,052
Trust 2012-134 FD, 0.52%, 12/25/42	1,560,501	1,548,333
Trust 2012-134 FT, 0.52%, 12/25/42	80,800,670	81,416,775
Trust 2012-148 LF, 0.47%, 1/25/43	67,674,840	67,119,500
Trust 2013-6 FL, 0.57%, 2/25/43	178,414,507	180,077,865
Trust 2013-15 FA, 0.52%, 3/25/43	2,130,526	2,135,579
Trust 2013-98 FA, 0.72%, 9/25/43	53,199,441	53,748,566
Trust 2013-101 CF, 0.77%, 10/25/43	26,391,392	26,695,949
Trust 2013-101 FE, 0.77%, 10/25/43	42,105,207	42,588,828
Trust 2004-T1 1A2, 6.50%, 1/25/44	3,210,853	3,659,275
Trust 2004-W2 2A2, 7.00%, 2/25/44	180,629	207,262
Trust 2004-W2 5A, 7.50%, 3/25/44	8,561,212	9,786,741
Trust 2004-W8 3A, 7.50%, 6/25/44	6,313,576	7,357,507
Trust 2004-W14 1AF, 0.57%, 7/25/44	2,161,615	2,124,649
Trust 2004-W15 1A2, 6.50%, 8/25/44	1,426,413	1,587,863
Trust 2005-W1 1A3, 7.00%, 10/25/44	7,967,957	9,146,625
Trust 2001-79 BA, 7.00%, 3/25/45	995,061	1,160,626
Trust 2006-W1 1A1, 6.50%, 12/25/45	653,227	738,940
Trust 2006-W1 1A2, 7.00%, 12/25/45	5,010,175	5,811,252
Trust 2006-W1 1A3, 7.50%, 12/25/45	87,767	101,736
Trust 2006-W1 1A4, 8.00%, 12/25/45	5,754,797	6,880,614
Trust 2007-W10 1A, 6.294%, 8/25/47	23,194,047	26,004,701
Trust 2007-W10 2A, 6.297%, 8/25/47	6,671,359	7,533,799

	PAR VALUE	VALUE
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	$292,017	$327,368
Series 3312 AB, 6.50%, 6/15/32	5,469,472	6,162,197
Series T-41 2A, 6.088%, 7/25/32	343,330	397,645
Series 2587 ZU, 5.50%, 3/15/33	9,319,741	10,069,794
Series 2610 UA, 4.00%, 5/15/33	3,101,656	3,236,488
Series T-48 1A, 5.652%, 7/25/33	3,574,427	4,045,669
Series 2708 ZD, 5.50%, 11/15/33	36,423,195	40,325,940
Series 3330 GZ, 5.50%, 6/15/37	10,146,553	10,936,401
Series 4091 JF, 0.661%, 6/15/41	35,441,306	35,634,107
Series 4120 YF, 0.511%, 10/15/42	88,110,787	87,805,571
Series 4122 FP, 0.561%, 10/15/42	46,543,680	46,573,933
Series 309 F4, 0.691%, 8/15/43	93,432,650	94,509,874
Series 311 F1, 0.711%, 8/15/43	129,860,371	131,476,110
Series 4240 FA, 0.661%, 8/15/43	22,472,652	22,518,384
Series T-51 1A, 6.50%, 9/25/43	80,434	92,103
Series 4259 FA, 0.661%, 10/15/43	41,727,062	42,072,186
Series 4281 BC, 5.968%, 12/15/43	209,428,788	232,120,188
Series 4283 DW, 5.996%, 12/15/43	126,715,000	141,684,983
Series 4283 EW, 5.928%, 12/15/43	77,420,658	85,240,609
Series 4310 FA, 0.711%, 2/15/44	3,304,559	3,335,443
Series 4319 MA, 6.174%, 3/15/44	38,337,000	42,718,612

		1,962,327,400
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 28.8%
Fannie Mae, 10 Year 6.00%, 11/1/16	844,460	871,937
Fannie Mae, 15 Year
3.50%, 8/1/26-9/1/28	636,689,589	673,348,395
4.00%, 9/1/25-5/1/27	209,114,551	223,535,355
5.00%, 9/1/25	103,749,320	113,275,079
5.50%, 1/1/18-7/1/25	282,434,743	309,676,631
6.00%, 7/1/16-3/1/23	113,312,817	122,095,432
6.50%, 5/1/16-12/1/19	12,941,586	13,524,044
7.00%, 11/1/17	27,783	28,694
7.50%, 8/1/17	431,859	442,279
Fannie Mae, 20 Year
4.00%, 9/1/30-12/1/34	1,623,142,673	1,746,752,674
4.50%, 3/1/29-1/1/34	955,582,749	1,041,108,797
6.00%, 6/1/27-2/1/28	7,791,464	8,835,693
6.50%, 4/1/19-10/1/24	9,433,105	10,741,419
Fannie Mae, 30 Year
4.50%, 6/1/36-8/1/44	686,976,791	749,585,451
5.00%, 7/1/37	21,541,133	23,792,902
5.50%, 2/1/33-11/1/39	358,447,013	403,752,956
6.00%, 11/1/28-2/1/39	332,899,962	376,215,902
6.50%, 12/1/32-8/1/39	157,275,006	178,208,464
7.00%, 4/1/32-2/1/39	146,045,838	163,739,935
Fannie Mae, 40 Year 4.50%, 1/1/52	17,602,226	18,946,220
Fannie Mae, Hybrid ARM
1.794%, 8/1/34	2,767,062	2,929,358
1.853%, 10/1/34	3,399,312	3,591,935

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
1.87%, 1/1/35	$4,145,708	$4,388,901
1.877%, 6/1/43	7,478,684	7,664,843
1.898%, 8/1/35	3,088,698	3,294,259
1.907%, 7/1/35	2,188,410	2,316,323
1.945%, 11/1/35	3,123,167	3,293,221
1.947%, 9/1/43	17,045,196	17,484,361
1.958%, 7/1/35	2,327,677	2,464,220
1.962%, 8/1/35	10,446,304	11,260,081
2.006%, 4/1/35	4,936,898	5,236,580
2.085%, 7/1/35	2,805,634	3,018,777
2.12%, 9/1/34	4,150,358	4,357,169
2.129%, 1/1/37	5,146,015	5,481,060
2.151%, 10/1/38	10,725,198	11,464,465
2.168%, 10/1/35	3,921,279	4,211,778
2.182%, 1/1/36	5,602,199	6,012,449
2.189%, 12/1/35	2,514,090	2,687,280
2.205%, 10/1/38	6,196,707	6,552,759
2.215%, 11/1/36	3,339,325	3,543,931
2.248%, 10/1/35	3,019,068	3,227,432
2.25%, 6/1/35-7/1/35	3,854,244	4,097,775
2.256%, 7/1/34	3,797,936	4,036,533
2.259%, 1/1/36	7,052,629	7,517,155
2.267%, 9/1/35	3,540,270	3,783,516
2.268%, 8/1/34	872,993	929,623
2.27%, 10/1/33	3,846,126	4,106,416
2.273%, 12/1/36	4,417,098	4,705,069
2.317%, 8/1/35	5,924,497	6,371,213
2.341%, 2/1/44	6,121,021	6,291,121
2.374%, 9/1/38	1,229,775	1,332,008
2.383%, 9/1/42	21,246,119	21,733,222
2.425%, 2/1/43	27,017,202	27,703,101
2.493%, 5/1/44	33,237,677	34,222,483
2.496%, 11/1/42	17,598,359	18,030,545
2.499%, 10/1/44	13,143,639	13,408,366
2.51%, 1/1/35	2,005,091	2,151,757
2.609%, 2/1/37	12,272,982	13,218,797
2.675%, 10/1/44	26,483,210	27,236,958
2.69%, 4/1/44	35,441,077	36,644,370
2.708%, 2/1/43	15,136,289	15,853,945
2.718%, 11/1/43	32,212,995	33,010,673
2.726%, 12/1/44	13,474,419	13,875,364
2.747%, 11/1/44	10,018,975	10,324,894
2.751%, 10/1/44	22,288,281	22,978,596
2.752%, 12/1/44	10,056,953	10,354,745
2.758%, 9/1/44	23,534,102	24,272,360
2.786%, 11/1/44	18,098,649	18,661,516
2.788%, 9/1/44	22,653,516	23,382,646
2.799%, 10/1/44	22,296,154	23,006,415
2.802%, 12/1/44	66,800,028	68,542,529
2.813%, 10/1/44	72,291,906	74,626,197
2.823%, 12/1/44	31,058,559	32,122,815
2.829%, 8/1/44	23,945,221	24,721,990
2.831%, 10/1/44	40,075,307	41,369,917
2.835%, 10/1/44	24,594,735	25,389,347

	PAR VALUE	VALUE
2.84%, 8/1/44	$64,128,701	$66,575,619
2.85%, 10/1/44	29,763,185	30,731,567
2.856%, 2/1/44	13,893,111	14,344,225
2.86%, 11/1/44	39,950,771	41,253,266
2.864%, 11/1/44	39,049,097	40,338,947
2.869%, 7/1/44	35,628,076	36,828,931
2.892%, 10/1/44	11,306,573	11,694,760
2.906%, 9/1/44	10,261,404	10,613,530
2.909%, 10/1/44	23,453,213	24,354,804
2.91%, 9/1/44	81,776,016	84,629,142
2.914%, 9/1/43	15,336,352	15,823,099
2.916%, 7/1/44	25,685,439	26,590,525
2.924%, 11/1/44	39,827,134	41,167,629
2.928%, 8/1/44	15,915,673	16,476,407
2.946%, 10/1/44	49,065,865	50,803,678
2.955%, 4/1/44	14,649,005	15,198,754
2.956%, 7/1/44	21,708,754	22,471,186
2.969%, 10/1/44-11/1/44	67,522,707	69,958,227
2.971%, 4/1/44	14,070,491	14,587,252
2.973%, 7/1/44	14,222,212	14,741,958
3.003%, 9/1/44	44,057,990	45,709,980
3.03%, 8/1/44	20,226,695	21,005,542
3.198%, 10/1/38	2,777,132	2,949,763
3.463%, 7/1/41	98,678,502	104,338,856
4.123%, 12/1/39	4,829,824	5,110,623
4.964%, 4/1/38	1,129,337	1,208,913
4.981%, 5/1/38	4,243,094	4,512,052
5.217%, 8/1/37	866,735	924,285
5.50%, 6/1/39	1,981,136	2,109,820
5.512%, 11/1/37	2,818,666	3,017,400
5.596%, 4/1/37	760,485	805,136
5.621%, 7/1/36	71,458	72,397
5.878%, 12/1/36	1,673,133	1,792,936
5.889%, 8/1/37	4,747,809	5,112,150
Fannie Mae, Multifamily DUS
Pool AL6028, 2.84%, 7/1/21	6,657,361	6,867,741
Pool 735745, 5.003%, 1/1/17	42,115	42,077
Pool 745629, 5.205%, 1/1/18	221,239	230,948
Pool 462084, 5.275%, 11/1/15	104,308	105,462
Pool 888559, 5.452%, 6/1/17	21,077,465	22,571,580
Pool 888015, 5.526%, 11/1/16	34,936,011	36,959,179
Pool 745936, 6.08%, 8/1/16	769,290	813,700
Freddie Mac, Hybrid ARM
1.79%, 1/1/36	4,027,942	4,250,090
1.996%, 8/1/36	4,437,648	4,680,814
2.066%, 2/1/38	13,621,834	14,418,758
2.095%, 4/1/37	1,984,226	2,103,823
2.125%, 10/1/35-7/1/37	23,296,008	24,799,613
2.159%, 1/1/36	4,861,145	5,171,300
2.195%, 3/1/37	6,104,890	6,474,612
2.219%, 4/1/37	3,373,906	3,534,636
2.242%, 8/1/35	2,775,478	2,966,206
2.25%, 1/1/35-6/1/38	11,140,598	11,904,738
2.279%, 9/1/33	10,314,292	11,011,355

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
2.294%, 4/1/38	$11,338,988	$12,154,501
2.298%, 8/1/34	1,644,055	1,760,922
2.327%, 9/1/35	4,330,730	4,642,441
2.343%, 1/1/37	4,377,426	4,685,566
2.368%, 10/1/38	4,180,148	4,467,977
2.37%, 8/1/35-1/1/36	16,570,501	17,781,633
2.375%, 2/1/34-2/1/35	11,888,876	12,664,119
2.38%, 3/1/35	2,150,110	2,291,429
2.436%, 4/1/38	13,621,385	14,635,088
2.441%, 4/1/36	6,698,028	7,208,124
2.47%, 7/1/43	14,699,734	15,229,292
2.657%, 10/1/38	1,687,546	1,795,731
2.763%, 10/1/43	5,501,932	5,650,353
2.793%, 9/1/44	23,281,611	23,988,858
2.842%, 9/1/44-11/1/44	39,408,644	40,622,511
2.843%, 11/1/44	29,943,359	30,869,379
2.845%, 1/1/45	23,256,104	23,983,799
2.85%, 10/1/44	43,172,570	44,505,237
2.857%, 10/1/44	30,296,293	31,242,790
2.885%, 6/1/44	15,628,089	16,165,207
2.907%, 8/1/44	20,101,242	20,768,935
2.933%, 12/1/44	47,116,214	48,671,877
2.936%, 12/1/44	39,786,297	41,163,356
2.943%, 11/1/44	20,950,388	21,656,119
2.959%, 1/1/44	13,678,716	14,166,669
2.971%, 11/1/44	19,279,485	19,952,128
2.982%, 11/1/44-12/1/44	62,321,537	64,559,245
2.986%, 9/1/44	18,307,914	18,956,953
3.002%, 11/1/44	31,858,158	32,990,419
3.022%, 10/1/44	29,362,743	30,436,762
3.035%, 10/1/44	32,433,671	33,636,504
3.041%, 5/1/44	256,489,056	266,075,332
3.046%, 7/1/44	15,677,643	16,252,476
3.05%, 8/1/44	25,343,578	26,293,600
3.091%, 4/1/44	20,513,372	21,259,438
3.103%, 6/1/44	52,155,740	54,177,281
3.104%, 7/1/44	19,286,374	20,035,336
3.114%, 8/1/44	26,648,048	27,622,588
3.152%, 4/1/44	8,757,917	9,112,326
3.196%, 1/1/44	13,810,362	14,425,414
3.597%, 6/1/41	14,865,997	15,629,957
3.716%, 9/1/41	20,239,711	21,518,381
5.011%, 6/1/38	2,507,110	2,661,777
5.442%, 11/1/39	6,337,328	6,743,421
5.794%, 1/1/38	2,196,570	2,338,383
6.127%, 10/1/37	1,795,957	1,910,184
6.172%, 12/1/36	2,449,995	2,621,799
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	327,478	336,912
Freddie Mac Gold, 15 Year
4.00%, 6/1/26-6/1/27	496,907,208	530,956,674
4.50%, 3/1/25-6/1/26	33,604,752	36,293,094
5.50%, 10/1/20-12/1/24	18,087,897	19,616,311
6.00%, 8/1/16-11/1/23	36,623,474	39,851,619
6.50%, 5/1/16-9/1/18	3,892,909	4,044,245

	PAR VALUE	VALUE
Freddie Mac Gold, 20 Year
4.00%, 9/1/31-11/1/34	$367,167,578	$394,708,215
4.50%, 5/1/30-1/1/34	230,673,649	251,407,874
6.00%, 7/1/25-12/1/27	44,580,794	50,458,073
6.50%, 7/1/21-10/1/26	5,428,073	6,166,480
Freddie Mac Gold, 30 Year
4.50%, 3/1/39-7/1/44	447,629,274	487,684,818
5.50%, 3/1/34-12/1/38	127,022,321	143,013,374
6.00%, 2/1/33-2/1/39	53,740,475	61,187,563
6.50%, 12/1/32-10/1/38	30,782,304	34,857,326
7.00%, 4/1/31-11/1/38	8,299,067	9,385,500
7.90%, 2/17/21	515,931	567,416
Ginnie Mae, 30 Year
7.00%, 5/15/28	529,214	613,221
7.50%, 9/15/17-5/15/25	1,924,201	2,234,452
7.80%, 6/15/20-1/15/21	438,073	474,359
7.85%, 1/15/21-10/15/21	8,401	8,494
8.00%, 9/15/20	8,866	9,881

		11,245,590,927
PRIVATE LABEL CMO & REMIC: 0.0%(f)
GSMPS Mortgage Loan Trust Series 2004-4 1A4, 8.50%, 6/25/34(b)	5,662,253	6,114,628

		13,214,032,955
ASSET-BACKED: 6.5%
AUTO LOAN: 0.3%
Ford Credit Auto Owner Trust Series 2014-C A3, 1.06%, 5/15/19	9,025,000	9,001,580
Toyota Auto Recievables Owner Trust
Series 2014-C A3, 0.93%, 7/16/18	100,000,000	99,966,900
Series 2014-C A4, 1.44%, 4/15/20	20,975,000	20,978,587

		129,947,067
CREDIT CARD: 3.6%
American Express Master Trust
Series 2014-2 A, 1.26%, 1/15/20	10,900,000	10,876,456
Series 2014-3 A, 1.49%, 4/15/20	375,450,000	376,549,693
Series 2014-4 A, 1.43%, 6/15/20	179,201,000	178,873,241
Chase Issuance Trust
Series 2012-A3 A3, 0.79%, 6/15/17	24,011,000	24,042,646
Series 2012-A5 A5, 0.59%, 8/15/17	66,332,000	66,352,099
Series 2012-A8 A8, 0.54%, 10/16/17	358,637,000	358,454,454
Series 2006-A2 A2, 5.16%, 4/16/18	17,465,000	18,320,593
Series 2013-A8 A8, 1.01%, 10/15/18	11,740,000	11,738,321
Series 2014-A1 A1, 1.15%, 1/15/19	85,181,000	85,165,241
Series 2014-A6 A6, 1.26%, 7/15/19	24,285,000	24,209,814
Series 2014-A7 A, 1.38%, 11/15/19	242,130,000	241,197,073

		1,395,779,631
OTHER: 2.0%
Rio Oil Finance Trust(c) (Brazil)
6.25%, 7/6/24(b)	469,500,000	444,931,065
6.75%, 1/6/27(b)	368,775,000	352,180,125

		797,111,190

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS	December 31, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
STUDENT LOAN: 0.6%
Navient Student Loan Trust (Private Loans) Series 2014-AA A2A, 2.74%, 2/15/29(b)	$35,880,000	$35,946,486
SLM Student Loan Trust Securities
Series 2007-3 A2, 0.244%, 10/25/17	1,450,937	1,448,920
SLM Student Loan Trust Securities (Private Loans)
Series 2013-A A2A, 1.77%, 5/17/27(b)	9,116,000	9,013,536
Series 2012-B A2, 3.48%, 10/15/30(b)	57,240,000	59,481,976
Series 2013-C A2A, 2.94%, 10/15/31(b)	22,000,000	22,469,260
Series 2012-E A2A, 2.09%, 6/15/45(b)	10,100,000	10,090,264
Series 2012-C A2, 3.31%, 10/15/46(b)	88,513,000	91,771,872

		230,222,314

		2,553,060,202
CORPORATE: 38.7%
FINANCIALS: 14.7%
Anthem, Inc.
5.875%, 6/15/17	16,016,000	17,610,297
7.00%, 2/15/19	83,470,000	98,355,289
2.25%, 8/15/19	7,400,000	7,325,815
4.35%, 8/15/20	5,000,000	5,416,975
3.70%, 8/15/21	48,839,000	51,053,067
Bank of America Corp.
7.625%, 6/1/19	198,582,000	240,008,588
5.625%, 7/1/20	62,515,000	71,178,954
4.20%, 8/26/24	115,930,000	118,100,789
4.25%, 10/22/26	60,574,000	60,438,011
6.625%, 5/23/36(a)	240,328,000	291,208,509
Barclays PLC(c) (United Kingdom) 4.375%, 9/11/24	241,729,000	233,464,808
BNP Paribas SA(c) (France) 4.25%, 10/15/24	260,480,000	263,696,928
Boston Properties, Inc.
3.70%, 11/15/18	46,967,000	49,523,461
5.875%, 10/15/19	48,079,000	55,070,889
5.625%, 11/15/20	79,385,000	90,574,395
4.125%, 5/15/21	24,365,000	25,934,666
3.85%, 2/1/23	30,840,000	32,014,295
3.125%, 9/1/23	27,375,000	26,729,908
3.80%, 2/1/24	55,900,000	57,446,697
Capital One Financial Corp.
4.75%, 7/15/21	177,095,000	195,183,129
3.50%, 6/15/23	184,986,000	186,956,656
3.75%, 4/24/24	26,425,000	26,995,754
Cigna Corp.
8.50%, 5/1/19	74,756,000	92,410,003
4.00%, 2/15/22	48,241,000	50,832,458

	PAR VALUE	VALUE
7.65%, 3/1/23	$6,317,000	$8,073,019
7.875%, 5/15/27	29,355,000	40,108,118
8.30%, 1/15/33	8,195,000	11,201,547
6.15%, 11/15/36	87,922,000	109,585,453
5.875%, 3/15/41	13,073,000	16,275,885
5.375%, 2/15/42	12,674,000	14,987,829
Citigroup, Inc.
1.932%, 5/15/18	140,345,000	144,979,473
3.50%, 5/15/23	76,001,000	73,986,213
7.875%, 10/30/40(a)	31,860,425	338,740,039
Equity Residential
4.75%, 7/15/20	3,600,000	3,955,061
4.625%, 12/15/21	85,972,000	94,054,228
3.00%, 4/15/23	47,300,000	46,131,312
General Electric Co.
5.50%, 1/8/20	193,920,000	221,956,178
4.375%, 9/16/20	99,591,000	109,075,648
4.625%, 1/7/21	75,536,000	84,191,670
4.65%, 10/17/21	79,525,000	89,634,934
Health Net, Inc. 6.375%, 6/1/17	120,854,000	130,522,320
HSBC Holdings PLC(c) (United Kingdom)
5.10%, 4/5/21	76,954,000	86,988,648
9.30%, 6/1/21	100,000	133,864
6.50%, 5/2/36	164,630,000	211,439,906
6.50%, 9/15/37	148,470,000	190,767,024
6.80%, 6/1/38	20,000,000	26,523,480
JPMorgan Chase & Co.
4.95%, 3/25/20	28,030,000	30,964,881
3.375%, 5/1/23	86,724,000	85,797,267
4.125%, 12/15/26	39,925,000	39,816,085
8.75%, 9/1/30(a)	48,438,000	69,962,539
Lloyds Banking Group PLC(c) (United Kingdom)
4.50%, 11/4/24	133,170,000	134,387,041
Navient Corp.
3.875%, 9/10/15	56,710,000	57,135,325
6.00%, 1/25/17	143,715,000	150,541,462
4.625%, 9/25/17	97,902,000	99,370,530
8.45%, 6/15/18	90,658,000	101,083,670
Royal Bank of Scotland Group PLC(c) (United Kingdom)
6.125%, 12/15/22	270,234,000	294,124,307
6.00%, 12/19/23	214,767,000	232,463,371
Unum Group
6.85%, 11/15/15(b)	10,588,000	11,090,369
7.19%, 2/1/28	11,295,000	13,741,971
7.25%, 3/15/28	25,060,000	31,793,096
6.75%, 12/15/28	8,107,000	9,986,413

		5,763,100,517

PAGE 11 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
INDUSTRIALS: 22.8%
AT&T, Inc.
8.00%, 11/15/31	$151,477,000	$223,204,238
6.55%, 2/15/39	34,000,000	41,907,584
5.35%, 9/1/40	19,895,000	21,542,724
Becton, Dickinson and Co. 3.734%, 12/15/24	46,675,000	48,035,903
Boston Scientific Corp.
6.25%, 11/15/15	14,550,000	15,158,685
6.40%, 6/15/16	109,769,000	117,477,089
6.00%, 1/15/20	15,690,000	17,682,301
Burlington Northern Santa Fe LLC(e)
4.70%, 10/1/19	75,445,000	83,398,940
7.57%, 1/2/21	12,978,007	14,625,426
8.251%, 1/15/21	4,939,122	5,747,597
4.10%, 6/1/21	5,820,000	6,312,483
3.05%, 9/1/22	39,535,000	39,786,087
5.943%, 1/15/23	68,198	73,869
3.85%, 9/1/23	89,340,000	94,237,083
5.72%, 1/15/24	16,978,852	19,380,626
3.75%, 4/1/24	20,000,000	20,799,280
5.342%, 4/1/24	5,722,378	6,302,341
5.629%, 4/1/24	23,513,159	26,531,339
5.996%, 4/1/24	45,180,397	51,494,809
Cemex SAB de CV(c) (Mexico)
6.50%, 12/10/19(b)	138,875,000	142,277,437
7.25%, 1/15/21(b)	75,000,000	78,562,500
6.00%, 4/1/24(b)	79,475,000	77,488,125
5.70%, 1/11/25(b)	56,200,000	54,514,000
Comcast Corp.
5.85%, 11/15/15	14,745,000	15,422,680
6.50%, 1/15/17	36,215,000	39,990,957
6.30%, 11/15/17	16,175,000	18,320,403
5.875%, 2/15/18	68,310,000	76,857,152
5.70%, 5/15/18	2,645,000	2,978,415
Cox Enterprises, Inc.
5.50%, 10/1/15	265,000	274,001
5.875%, 12/1/16(b)	76,215,000	82,406,097
9.375%, 1/15/19(b)	145,119,000	182,635,454
3.25%, 12/15/22(b)	141,381,000	138,813,380
2.95%, 6/30/23(b)	231,748,000	222,232,891
3.85%, 2/1/25(b)	89,190,000	90,029,902
CSX Corp.
9.75%, 6/15/20	10,067,000	13,326,111
6.251%, 1/15/23	16,255,473	19,124,662
3.40%, 8/1/24	38,025,000	38,514,838
Dillard’s, Inc.
7.13%, 8/1/18	23,565,000	26,392,800
7.875%, 1/1/23	275,000	317,625
7.75%, 7/15/26	21,016,000	23,380,300
7.75%, 5/15/27	12,848,000	14,357,640
7.00%, 12/1/28	28,225,000	29,918,500

	PAR VALUE	VALUE
Dow Chemical Co.
8.55%, 5/15/19	$156,085,000	$194,052,052
4.25%, 11/15/20	12,475,000	13,337,409
3.00%, 11/15/22	24,240,000	23,683,983
7.375%, 11/1/29	55,999,000	74,546,877
9.40%, 5/15/39	135,313,000	219,549,808
5.25%, 11/15/41	12,378,000	13,349,871
Eaton Corp. PLC(c) (Ireland)
1.50%, 11/2/17	22,630,000	22,500,579
2.75%, 11/2/22	61,835,000	60,746,518
FedEx Corp.
8.00%, 1/15/19	18,050,000	21,973,492
6.72%, 7/15/23	16,724,303	19,567,434
7.65%, 7/15/24	2,103,350	2,524,020
Ford Motor Credit Co. LLC(e)
5.625%, 9/15/15	49,025,000	50,591,594
8.125%, 1/15/20	16,910,000	20,945,724
5.75%, 2/1/21	165,710,000	189,892,392
5.875%, 8/2/21	153,240,000	177,419,433
4.25%, 9/20/22	44,075,000	46,766,440
4.375%, 8/6/23	27,875,000	29,799,629
HCA Holdings, Inc.
6.375%, 1/15/15	80,218,000	80,218,000
6.50%, 2/15/16	235,325,000	245,620,469
Hewlett-Packard Co. 3.30%, 12/9/16	90,750,000	93,747,472
Kinder Morgan, Inc.
5.625%, 11/15/23(b)	12,500,000	13,380,325
4.15%, 2/1/24	6,482,000	6,465,419
4.30%, 6/1/25	64,530,000	64,746,498
Lafarge SA(c) (France)
6.20%, 7/9/15(b)	153,560,000	157,076,524
6.50%, 7/15/16	126,496,000	134,718,240
Liberty Interactive Corp.
8.50%, 7/15/29	11,937,000	13,071,015
8.25%, 2/1/30	28,876,000	31,186,080
Macy’s, Inc.
5.90%, 12/1/16	16,796,000	18,229,303
6.65%, 7/15/24	39,631,000	49,146,007
7.00%, 2/15/28	25,985,000	32,381,650
6.70%, 9/15/28	26,965,000	33,027,838
6.90%, 4/1/29	51,067,000	65,002,418
6.90%, 1/15/32	54,820,000	71,325,918
6.70%, 7/15/34	103,914,000	132,843,762
4.50%, 12/15/34	85,225,000	85,817,143
6.375%, 3/15/37	51,257,000	64,860,454
Naspers, Ltd.(c) (South Africa) 6.00%, 7/18/20(b)	157,263,000	171,809,827
Nordstrom, Inc. 6.95%, 3/15/28	12,700,000	16,735,539
Norfolk Southern Corp.
7.70%, 5/15/17	28,585,000	32,662,593
9.75%, 6/15/20	13,813,000	18,417,785

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 12

PORTFOLIO OF INVESTMENTS	December 31, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Reed Elsevier PLC(c) (United Kingdom)
8.625%, 1/15/19	$28,613,000	$34,997,447
3.125%, 10/15/22	138,937,000	137,523,177
Sprint Corp. 6.00%, 12/1/16	219,935,000	230,057,508
Telecom Italia SPA(c) (Italy)
6.999%, 6/4/18	121,067,000	134,384,370
7.175%, 6/18/19	153,261,000	175,483,845
5.303%, 5/30/24(b)	41,860,000	42,383,250
7.20%, 7/18/36	52,188,000	56,102,100
7.721%, 6/4/38	107,080,000	119,394,200
Time Warner Cable, Inc.
8.75%, 2/14/19	130,460,000	161,490,302
8.25%, 4/1/19	237,543,000	290,786,601
5.00%, 2/1/20	20,700,000	22,811,090
4.125%, 2/15/21	16,500,000	17,658,135
4.00%, 9/1/21	35,609,000	37,898,374
Time Warner, Inc.
7.625%, 4/15/31	230,695,000	321,619,974
7.70%, 5/1/32	197,949,000	281,190,711
Twenty-First Century Fox, Inc.
6.20%, 12/15/34	7,440,000	9,500,091
6.40%, 12/15/35	29,170,000	38,071,517
6.15%, 3/1/37	30,280,000	37,950,106
6.65%, 11/15/37	58,380,000	77,952,479
6.15%, 2/15/41	36,083,000	45,921,030
Union Pacific Corp.
4.875%, 1/15/15	10,449,000	10,461,340
6.85%, 1/2/19	2,816,599	3,105,941
6.70%, 2/23/19	3,537,727	3,850,485
7.60%, 1/2/20	1,332,079	1,561,186
4.163%, 7/15/22	40,342,000	44,318,713
6.061%, 1/17/23	8,154,908	9,026,088
4.698%, 1/2/24	3,972,421	4,335,660
3.646%, 2/15/24	54,661,000	57,853,585
3.75%, 3/15/24	9,550,000	10,213,381
5.082%, 1/2/29	8,623,982	9,564,834
5.866%, 7/2/30	45,392,209	53,072,058
6.176%, 1/2/31	33,625,027	40,271,012
Verizon Communications, Inc.
5.15%, 9/15/23	141,725,000	156,497,422
4.15%, 3/15/24	66,000,000	68,325,444
3.50%, 11/1/24	169,000,000	166,042,331
6.55%, 9/15/43	262,930,000	336,852,507
Vulcan Materials Co.
6.50%, 12/1/16	4,531,000	4,825,515
7.00%, 6/15/18	5,000,000	5,500,000
7.50%, 6/15/21	132,080,000	153,873,200
Xerox Corp.
6.40%, 3/15/16	72,137,000	76,541,469
7.20%, 4/1/16	25,586,000	27,402,120
6.75%, 2/1/17	62,799,000	69,222,459
2.95%, 3/15/17	1,125,000	1,156,014

	PAR VALUE	VALUE
6.35%, 5/15/18	$106,052,000	$119,915,117
5.625%, 12/15/19	66,647,000	74,902,697
4.50%, 5/15/21	61,877,000	66,124,794

		8,903,563,487
UTILITIES: 1.2%
Dominion Resources, Inc. 5.75%, 10/1/54	171,190,000	178,622,214
Enel SPA(c) (Italy)
6.80%, 9/15/37(b)	109,279,000	139,718,665
6.00%, 10/7/39(b)	105,582,000	124,055,577
8.75%, 9/24/73(b)	33,050,000	38,379,313

		480,775,769

		15,147,439,773

TOTAL DEBT SECURITIES (Cost $36,388,710,701)		$38,012,302,249

SHORT-TERM INVESTMENTS: 2.4%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$38,837,498	$38,837,498

REPURCHASE AGREEMENT: 2.3%
Fixed Income Clearing Corporation(d) 0.01%, dated 12/31/14, due 1/2/15, maturity value $893,791,497	893,791,000	893,791,000

TOTAL SHORT-TERM INVESTMENTS (Cost $932,628,498)		$932,628,498

TOTAL INVESTMENTS (Cost $37,321,339,199)	99.5%	$38,944,930,747
OTHER ASSETS LESS LIABILITIES	0.5%	183,005,884

NET ASSETS	100.0%	$39,127,936,631

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, all such securities in total represented $3,003,144,155 or 7.7% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Security denominated in U.S. dollars
(d)

Repurchase agreement is collateralized by Fannie Mae 1.75%, 6/20/19, Freddie Mac 1.83%-2.00%, 7/30/19-9/18/19, and U.S. Treasury Note 1.00%-3.125%, 7/31/18-10/31/21. Total collateral value is $911,672,150.

(e)	Subsidiary (see below)
(f)	Rounds to 0.0%

PAGE 13 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2014

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note— Short Position	12,144	Mar 2015	$(1,539,821,250)	$(8,978,508)
Long-Term U.S. Treasury Bond— Short Position	7,216	Mar 2015	(1,191,993,000)	(53,246,544)

				$(62,225,052)

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014
ASSETS:
Investments, at value (cost $37,321,339,199)	$38,944,930,747
Cash held at broker	34,056,161
Receivable for investments sold	15,736,609
Receivable for Fund shares sold	193,163,823
Interest receivable	297,662,073
Prepaid expenses and other assets	153,648

39,485,703,061

LIABILITIES:
Payable for investments purchased	263,165,978
Payable for Fund shares redeemed	72,028,948
Payable to broker for variation margin	5,137,000
Management fees payable	13,013,849
Accrued expenses	4,420,655

357,766,430

NET ASSETS	$39,127,936,631

NET ASSETS CONSIST OF:
Paid in capital	$37,532,287,745
Undistributed net investment income	12,221,948
Undistributed net realized gain	22,025,595
Net unrealized appreciation	1,561,401,343

$39,127,936,631

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	2,839,933,564
Net asset value per share	$13.78

STATEMENT OF OPERATIONS

Year Ended December 31, 2014
INVESTMENT INCOME:
Dividends	$18,901,157
Interest (net of foreign taxes of $91,506)	952,224,462

971,125,619

EXPENSES:
Management fees	116,721,472
Custody and fund accounting fees	494,991
Transfer agent fees	6,320,309
Professional services	293,630
Shareholder reports	1,330,959
Proxy expenses	1,837,815
Registration fees	1,968,809
Trustees’ fees	258,072
Miscellaneous	282,167

129,508,224

NET INVESTMENT INCOME	841,617,395

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	244,807,521
Treasury futures contracts	(59,936,786)
Net change in unrealized appreciation/depreciation
Investments	481,519,767
Treasury futures contracts	(72,803,844)

Net realized and unrealized gain	593,586,658

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,435,204,053

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
OPERATIONS:
Net investment income	$841,617,395	$779,144,223
Net realized gain	184,870,735	493,829,809
Net change in unrealized appreciation/depreciation	408,715,923	(1,121,487,569)

	1,435,204,053	151,486,463

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(836,624,131)	(778,582,064)
Net realized gain	(232,101,623)	—

Total distributions	(1,068,725,754)	(778,582,064)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	18,587,943,566	6,918,977,679
Reinvestment of distributions	840,852,670	617,308,718
Cost of shares redeemed	(5,321,422,005)	(8,793,657,789)

Net increase/(decrease) from Fund share transactions	14,107,374,231	(1,257,371,392)

Total increase/(decrease) in net assets	14,473,852,530	(1,884,466,993)

NET ASSETS:
Beginning of year	24,654,084,101	26,538,551,094

End of year (including undistributed net investment income of $12,221,948 and $7,228,684, respectively)	$39,127,936,631	$24,654,084,101

SHARE INFORMATION:
Shares sold	1,341,256,318	505,482,231
Distributions reinvested	61,052,395	45,502,994
Shares redeemed	(384,742,642)	(643,772,319)

Net increase/(decrease) in shares outstanding	1,017,566,071	(92,787,094)

PAGE 15 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Debt securities are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Other financial instruments for which market quotes are readily available are valued at market value. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. All securities held by the Fund are denominated in U.S. dollars.

The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a

Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a

DODGE & COX INCOME FUND ▪ PAGE 16

NOTES TO FINANCIAL STATEMENTS

specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of the contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2014, these Treasury futures contracts had notional values ranging from less than 1% to 7% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PAGE 17 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2014:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$4,333,584,235		$—
Government-Related	—		2,764,185,084
Mortgage-Related	—		13,214,032,955
Asset-Backed	—		2,553,060,202
Corporate	—		15,147,439,773
Short-term Investments
Money Market Fund	38,837,498		—
Repurchase Agreement	—		893,791,000

Total Securities	$4,372,421,733		$34,572,509,014

Other Financial Instruments
Treasury Futures Contracts	$(62,225,052	)(b)	$—

(a)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014. There were no Level 3 securities at December 31, 2014 and 2013, and there were no transfers to Level 3 during the year.

(b)	Represents net unrealized appreciation/(depreciation).

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and Treasury futures contracts. At December 31, 2014, the cost of investments for federal income tax purposes was $37,321,384,526.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Ordinary income	$864,273,705	$778,582,064
	($0.397 per share)	($0.415 per share)
Long-term capital gain	$204,452,049	—
	($0.088 per share)

At December 31, 2014, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,740,852,794
Unrealized depreciation	(117,306,573)

Net unrealized appreciation	1,623,546,221
Undistributed ordinary income	18,821,143
Undistributed long-term capital gain	2,236,309
Deferred loss(a)	(48,954,787)
(a)	Represents net realized loss incurred between November 1, 2014 and December 31, 2014. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2015.

DODGE & COX INCOME FUND ▪ PAGE 18

NOTES TO FINANCIAL STATEMENTS

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2014, amounted to $74,510 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2014, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $8,067,414,537 and $2,427,990,658, respectively. For the year ended December 31, 2014, purchases and sales of U.S. government securities aggregated $13,047,754,006 and $5,286,113,365, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements and similar transactions. Management is currently evaluating the impact, if any, of applying this ASU effective January 1, 2015.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2014, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 19 ▪ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$13.53	$13.86	$13.30	$13.23	$12.96
Income from investment operations:
Net investment income	0.39	0.42	0.48	0.55	0.57
Net realized and unrealized gain (loss)	0.35	(0.33)	0.56	0.07	0.35

Total from investment operations	0.74	0.09	1.04	0.62	0.92

Distributions to shareholders from:
Net investment income	(0.39)	(0.42)	(0.48)	(0.55)	(0.65)
Net realized gain	(0.10)	—	—	—	—

Total distributions	(0.49)	(0.42)	(0.48)	(0.55)	(0.65)

Net asset value, end of year	$13.78	$13.53	$13.86	$13.30	$13.23

Total return	5.48%	0.64%	7.94%	4.76%	7.17%
Ratios/supplemental data:
Net assets, end of year (millions)	$39,128	$24,654	$26,539	$24,051	$22,381
Ratio of expenses to average net assets	0.44%	0.43%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	2.89%	3.00%	3.52%	4.12%	4.26%
Portfolio turnover rate	27%	38%	26%	27%	28%

See accompanying Notes to Financial Statements

DODGE & COX INCOME FUND ▪ PAGE 20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Income Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2015

PAGE 21 ▪ DODGE & COX INCOME FUND

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 17, 2014, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2015 with respect to each Fund other than the Dodge & Cox Global Bond Fund. The Agreement for the Dodge & Cox Global Bond Fund was not subject to renewal at this time. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 3, 2014, and again on December 17, 2014, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the

DODGE & COX INCOME FUND ▪ PAGE 22

Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and Global Bond Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, technology, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $180 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that each Fund demonstrated favorable longer-term performance relative to its benchmark and peer group. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well

PAGE 23 ▪ DODGE & COX INCOME FUND

below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and subadvised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals.

The Board considered that Dodge & Cox recently recommended closing the International Stock Fund to new investors to pro-actively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders.

The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the

DODGE & COX INCOME FUND ▪ PAGE 24

considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). An assessment of economies of scale must also take into account that Dodge & Cox has capped expenses when offering new funds. In addition, the Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days

PAGE 25 ▪ DODGE & COX INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX INCOME FUND ▪ PAGE 26

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Charles F. Pohl (56)	Chairman and Trustee (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC)	—
Dana M. Emery (53)	President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and Global Bond Investment Policy Committee (GBIPC)	—
John A. Gunn (71)	Senior Vice President (Officer since 1998)	Chairman Emeritus (2011-2013), Chairman (until 2011), Chief Executive Officer (until 2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, GSIPC (until 2014), and IIPC	—
Diana S. Strandberg (55)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC	—
David H. Longhurst (57)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (61)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (40)	Chief Compliance Officer (Officer since 2009)	Vice President (since 2011) and Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
Thomas A. Larsen (65)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (54)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Arista Networks (since 2013); Director, Netflix, Inc. (video services) (since 2010); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)

Robert B. Morris III (62)	Trustee (Since 2011)	Advisory Director, The Presidio Group (since 2005)	—
Gary Roughead (63)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2011); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
Mark E. Smith (63)	Trustee (Since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (68)	Trustee (Since 2005) (and 1995-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
800-621-3979.

PAGE 27 ▪ DODGE & COX INCOME FUND

Global Bond Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2014, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/31 GBF AR       Printed on recycled paper

2014

Annual Report

December 31, 2014

Global Bond Fund

ESTABLISHED 2014

TICKER:  DODLX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Bond Fund had a total return of 1.7% for the year ending December 31, 2014,(a) compared to 0.6% for the Barclays Global Aggregate Bond Index (Barclays Global Agg). At year end, the Fund had net assets of $64.7 million with a cash position of 3.6%.

MARKET COMMENTARY

During 2014, market volatility reached multi-year lows in the first half and multi-year highs in the second half. Weaker global growth prospects, significant monetary policy decisions, and plummeting oil prices (down approximately 50%) influenced global financial markets and drove interest rate declines across most markets. Despite these interest rate declines, the Barclays Global Agg returned just 0.6% for the year. Significant depreciation of most global currencies against the U.S. dollar (particularly in the second half) erased almost all of the price gains from falling interest rates.

Following an unexpected contraction in the first quarter, the U.S. economy rebounded as unemployment declined to a six-year low and private consumption increased. In contrast, the Eurozone showed significant weakness, as stagnation and deflation concerns rose. Japan’s economy slowed down sharply on the back of a sales tax hike. These developments drove important, and divergent, policy decisions across economies. These included the Federal Reserve’s (Fed) cessation of its historic asset-purchase program, the European Central Bank’s (ECB) rate cuts and increasingly dovish signals, and the Bank of Japan’s aggressive expansion of quantitative and qualitative easing measures. Ten-year interest rates in developed economies fell, ending at 2.17%, 0.54%, and 0.33% for the United States, Germany, and Japan, respectively. The Japanese yen and the euro both depreciated 12% against the U.S. dollar.

Emerging market performance was also mixed. The Chinese and Brazilian economies downshifted, while India and a few others accelerated relative to 2013. All currencies fell against the dollar but oil exporters suffered the most, with the Russian ruble and Colombian peso falling 46% and 19%, respectively. Conversely, Asian oil importers and countries with economic reform momentum fared best.

Unlike the past two years, corporate bond yield premiums widened in 2014. However, the path was not linear, as yield premiums narrowed in the first half of the year before widening in the second. Energy was the worst performing credit sector. From a regional standpoint, the euro credit market outperformed the U.S. credit market, supported by the increased likelihood of ECB quantitative easing in 2015.

INVESTMENT STRATEGY

In a challenging environment for investments outside the United States, the Fund’s 1.7% return was relatively strong (1.1 percentage points above the Barclays Global Agg), driven primarily by a significantly lower exposure to the Japanese yen and the euro than the index, as well as strong performance among many of the Fund’s credit holdings. Dodge & Cox’s emphasis on credit research and bottom-up security selection differentiates it from many other global bond fund managers; this approach to managing the Fund has been a significant driver of absolute and relative returns since its inception in December 2012.(a)

During the first half of 2014, interest rates fell, credit yield premiums narrowed, and the economic outlook outside of the United States generally deteriorated. We reduced risk across all three dimensions of the Fund—credit, currency, and interest rates—due to stretched valuations across interest rate and credit markets and fundamental deterioration in certain non-U.S. economies. During the second half of the year, we incrementally increased the Fund’s exposure to credit and currency to take advantage of widening yield premiums and lower currency valuations. These position shifts highlight two tenets of our investment philosophy—the importance of valuation and our focus on protecting against downside risks to fulfill the goal of long-term preservation of capital for our shareholders. These changes are described in greater detail in the following sections.

Credit Focus: Valuation at the Forefront

Valuation was central to our credit decision-making over the course of the year. Earlier in the year, credit yield premiums fell to multi-year lows, prompting our review of

PAGE 1 ▪ DODGE & COX GLOBAL BOND FUND

the Fund’s individual holdings and a decision to make several valuation-based reductions (e.g., Dow Chemical, Xerox(b)). In addition, we trimmed credit holdings in the Fund that are domiciled in peripheral Europe as the Eurozone debt crisis abated and valuations rose. For example, we reduced the Fund’s Autonomous Community of Madrid position, which has been a strong performer in recent years, demonstrated by declining yields from nearly 8% at the end of 2012 to below 2.5% as of year end.

In the second half of 2014, credit yield premiums began to widen as economic concerns and a drop in commodity prices led to a flight to quality. One area in which we found value is in subordinated bank bonds. We established new positions in subordinated (Tier 2) debt of Barclays and BNP Paribas. These banks have strong and diverse franchises, and their balance sheets have improved on the heels of more stringent regulation and higher capital levels. Given our assessment of improved creditworthiness, we believe the higher yields of subordinated bonds relative to senior bonds sufficiently compensate us for the increased risk of loss in the event of an adverse outcome, which we believe to be unlikely. We have also found opportunities in emerging market credit. As credit premiums widened, we added to the Fund’s holdings in Cemex, a large Mexican building materials company, and Millicom International Cellular, a Luxembourg-domiciled telecom company that operates primarily in Latin America and Africa.

The Fund ended the year with 51% in corporate securities and 8% in government-related credits (down from 54% and 14% respectively at the end of 2013). We believe this substantial allocation to credit securities is warranted given current valuations and strong credit fundamentals. As always, we remain vigilant about assessing credit fundamentals, event risk, and macroeconomic factors that could negatively impact returns.

Currency: Positioning for a Strong U.S. Dollar

Currency was a headwind for the Fund’s absolute return given the unabated strength of the U.S. dollar in the second half of 2014. However, on a relative basis, the Fund’s currency positioning added to performance. Two themes expressed in the Fund during the year were positioning for the cyclical divergence between the

United States and most other developed economies and repositioning the Fund’s emerging market currency exposures based on changes in both valuation and fundamentals. As of year-end, approximately 20% of the Fund’s holdings were denominated in emerging market currencies.

Over the course of 2014, we shifted the Fund’s developed market currency exposure to reflect our positive view of the strength of the U.S. economy relative to those of other developed countries. Specifically, we increased the Fund’s U.S. dollar weighting from 54% to 61%, and reduced the Fund’s exposure to the Canadian dollar, euro, and British pound. This developed market currency positioning was a significant driver of the Fund’s relative performance. Looking forward, the economic outlook in the Eurozone remains challenging, with growth running significantly below 1% and inflation expectations very low. Monetary policy in the United States appears to be on a different trajectory than it is in Europe and Japan. This may lead to widening interest rate differentials in favor of the United States, and continued strength of the U.S. dollar. In addition, while the U.S. dollar is as strong as it has been since 2009, its valuation remains reasonable, and its recent appreciation looks modest relative to past periods of U.S. dollar strength.

For emerging market currencies, 2014 was a period of increased differentiation, as oil price exposure, economic reform momentum, and macroeconomic fundamentals led to a significant divergence in returns. Nonetheless, essentially all currencies depreciated against the U.S. dollar, with the Fund’s holdings in the Mexican peso, Polish zloty, and Colombian peso detracting most notably from returns. However, we believe that the broad sell-off provided opportunities for investors who have the patience to look through volatility and focus on the long term. In the fourth quarter, we increased the Fund’s exposure to the Mexican peso from 5% to 6%, reflecting our view of its attractive currency valuation, strong export sector that is tied to the United States, and supportive cyclical and structural factors. We also established a 0.9% position in the Indian rupee, based on renewed policy credibility and a more constructive outlook for inflation and the current account.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 2

Rates: Still Playing Defense

The downward trajectory of interest rates across nearly every market in 2014 boosted absolute returns but defied many expectations, including our own. In a falling rate environment, the Fund’s lower interest rate exposure detracted from relative performance.

We continue to believe interest rates in the United States are likely to rise, driven by the positive momentum of the current economic recovery. While inflation is likely to remain subdued, the effects of unwinding the Fed’s unprecedented accommodative policy measures are unknown and may result in unforeseen events.

As we enter 2015, the average of the 10-year interest rates in the United States, Germany, and Japan is below 1%, an all-time low. This presents a challenging environment, as the negative price impact of even a small increase in interest rates could overwhelm the income offered given low yields. Because we believe the return profile is asymmetric, we continue to be defensive in terms of taking interest rate risk. The year-end portfolio level duration(c) of the Fund was 3.7 years versus the Barclays Global Agg duration of 6.5 years (3.6 years versus 5.5 for U.S. dollar-denominated holdings). In certain markets with relatively high real rates and/or steep yield curves, we are more willing to accept interest rate risk.

IN CLOSING

As we look out on the year ahead for global bonds, we acknowledge the challenges of investing in a low-yield world where many countries face difficulties. However, we believe there are pockets of opportunity where we can leverage our established research effort and investment philosophy to seek attractive long-term returns for our shareholders. For example, we have been carefully analyzing the potential impact of falling oil prices on the Fund’s current holdings while evaluating new opportunities in the Energy sector and other areas where market pessimism may have driven prices below what is justified by long-term fundamentals. We view times of increasing volatility as times of long-term opportunity.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 27, 2015

(a)

Prior to the Fund’s opening on May 1, 2014, Dodge & Cox managed a private fund with an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund. The performance figures and characteristics described in this report for periods prior to May 1, 2014 are those of the private fund. For the Fund’s return for the period from May 1, 2014 to December 31, 2014, see the Financial Highlights.

(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(c)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.

PAGE 3 ▪ DODGE & COX GLOBAL BOND FUND

ANNUAL PERFORMANCE REVIEW

The Fund outperformed the Barclays Global Agg by 1.1 percentage points in 2014.

Key Contributors to Relative Results

▪

The Fund’s currency positioning contributed significantly to outperformance, driven by a large underweight to the euro (9% versus 27% in the Barclays Global Agg) and the Japanese yen (0% versus 16%), which both depreciated approximately 12%.

▪	Security selection was positive, led by strong performance of Time Warner Cable, as well as peripheral European credits such as Enel and the Autonomous Community of Madrid.
▪	The nominal yield advantage of the Fund was a positive factor.

Key Detractors from Relative Results

▪	The Fund’s lower exposure to interest rates in most developed markets detracted from relative returns as interest rates declined.
▪	The Fund’s overweight to select currencies, including the Swedish krona and Mexican peso, detracted from relative returns as currencies sensitive to oil prices and the euro underperformed.

Unless otherwise noted, figures cited in this section denote Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Bond Investment Policy Committee, which is the decision-making body for the Global Bond Fund, is a six-member committee with an average tenure at Dodge & Cox of 19 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in debt securities whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 4

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON DECEMBER 5, 2012

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2014

	1 Year	Since Inception (12/5/12)

Dodge & Cox Global Bond Fund(a)	1.67%	2.16%
Barclays Global Aggregate Bond Index (Barclays Global Agg)	0.58	-1.32

(a)

Expense reimbursements have been in effect for the Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower. The Fund’s return from May 1, 2014 to December 31, 2014 is as presented in the Financial Highlights.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

A private fund managed and funded by Dodge & Cox (the “Private Fund”) was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays Global Aggregate Bond Index (Barclays Global Agg) is a widely recognized, unmanaged index of multi-currency investment-grade, debt securities.

Barclays® is a trademark of Barclays Bank PLC.

PAGE 5 ▪ DODGE & COX GLOBAL BOND FUND

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2014	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$958.90	$2.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.18	3.06
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL BOND FUND ▪ PAGE 6

FUND INFORMATION	December 31, 2014

GENERAL INFORMATION
Net Asset Value Per Share	$10.31
Total Net Assets (millions)	$64.7
30-Day SEC Yield (using net expenses)(a)(b)	3.30%
30-Day SEC Yield (using gross expenses)	1.72%
Net Expense Ratio(b)	0.60%
Gross Expense Ratio (5/1/14 to 12/31/14, annualized)	2.18%
Portfolio Turnover Rate (5/1/14 to 12/31/14, unannualized)	36%
Fund Inception	May 1, 2014
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Bond Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 19 years.

PORTFOLIO CHARACTERISTICS	Fund	Barclays Global Agg
Number of Debt Securities	105	16,268
Effective Duration (years)	3.7	6.5
Emerging Markets(c)	28.3%	4.2%

FIVE LARGEST CORPORATE ISSUERS (%)(d)	Fund
Cemex SAB de CV	2.4
Millicom International Cellular SA	2.3
Imperial Tobacco Group PLC	2.0
Telecom Italia SPA	1.9
Enel SPA	1.9

CREDIT QUALITY (%)(e)(f)	Fund	Barclays Global Agg
Aaa	16.0	41.3
Aa	4.0	16.7
A	20.6	26.1
Baa	37.4	15.9
Ba	14.0	0.0
B	4.4	0.0
Cash Equivalents	3.6	0.0

ASSET ALLOCATION(f)

SECTOR DIVERSIFICATION (%)(f)	Fund	Barclays Global Agg
Government	24.9	53.5
Government-Related	8.1	13.4
Securitized	12.6	15.6
Corporate	50.8	17.5
Cash Equivalents	3.6	0.0

REGION DIVERSIFICATION (%)(c)(f)	Fund	Barclays Global Agg
United States	42.0	37.0
Latin America	20.0	1.4
Europe (excluding United Kingdom)	17.6	27.9
United Kingdom	8.8	6.5
Pacific (excluding Japan)	4.9	4.7
Canada	1.6	3.4
Africa/Middle East	1.5	1.0
Japan	0.0	15.6
Other	0.0	2.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

For the fiscal periods ending December 31, 2014 and 2015, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses at 0.60%. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party.

(c)

The Fund may classify an issuer in a different category than the Barclays Global Aggregate Bond Index. The Fund generally classifies a corporate issuer based on the country of incorporation of the parent company, but may designate a different country in certain circumstances.

(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to comply with the quality requirements stated in its prospectus. On that basis, the Fund held 11.6% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Excludes the effect of the Fund’s derivative contracts.

PAGE 7 ▪ DODGE & COX GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS	December 31, 2014

DEBT SECURITIES: 96.4%

		PAR VALUE	VALUE
GOVERNMENT: 24.9%
Brazil Government (Brazil)
Series B, 6.00%, 8/15/20(a)	BRL	1,365,000	$1,280,877
Series F, 10.00%, 1/1/21	BRL	1,840,000	625,468
Chile Government GDN (Chile) 6.00%, 1/1/18(d)	CLP	725,000,000	1,281,375
Colombia Government (Colombia) 9.85%, 6/28/27	COP	2,425,000,000	1,280,000
Malaysia Government (Malaysia) 3.172%, 7/15/16	MYR	6,725,000	1,911,525
Mexico Government (Mexico)
2.00%, 6/9/22(a)	MXN	39,000,723	2,596,658
8.00%, 12/7/23	MXN	16,600,000	1,293,089
Poland Government (Poland) 3.25%, 7/25/25	PLN	4,000,000	1,205,935
South Korea Government (South Korea)
4.50%, 3/10/15	KRW	1,278,000,000	1,167,620
3.00%, 12/10/16	KRW	135,000,000	124,886
Sweden Government (Sweden) 3.75%, 8/12/17	SEK	8,425,000	1,185,912
U.S. Treasury Note (United States)
0.375%, 5/31/16	USD	220,000	219,820
0.625%, 10/15/16	USD	1,925,000	1,925,300

			16,098,465
GOVERNMENT-RELATED: 8.1%
Autonomous Community of Madrid (Spain) 4.30%, 9/15/26	EUR	660,000	961,894
Chicago Transit Authority RB (United States)
6.20%, 12/1/40	USD	50,000	59,335
6.899%, 12/1/40	USD	1,000,000	1,262,739
Petroleo Brasileiro SA (Brazil) 7.25%, 3/17/44	USD	400,000	395,000
Petroleos Mexicanos (Mexico)
4.25%, 1/15/25(d)	USD	300,000	298,050
5.50%, 6/27/44(d)	USD	175,000	178,500
6.375%, 1/23/45	USD	385,000	436,013
State of California GO (United States)
6.20%, 3/1/19	USD	100,000	114,903
6.20%, 10/1/19	USD	325,000	380,481
State of Illinois GO (United States)
4.961%, 3/1/16	USD	400,000	416,692
5.665%, 3/1/18	USD	700,000	766,521

			5,270,128
SECURITIZED: 12.6%
Chase Issuance Trust (United States)
Series 2012-A8 A8, 0.54%, 10/16/17	USD	650,000	649,669

		PAR VALUE	VALUE
Series 2013-A8 A8, 1.01%, 10/15/18	USD	200,000	$199,971
Series 2007-A3 A3, 5.23%, 4/15/19	USD	419,000	454,437
Series 2014-A6 A6, 1.26%, 7/15/19	USD	475,000	473,530
Fannie Mae, 15 Year (United States) 5.00%, 7/1/25	USD	49,334	53,608
Fannie Mae, 20 Year (United States)
4.50%, 6/1/31	USD	343,656	375,193
4.00%, 8/1/31	USD	159,512	171,917
4.00%, 2/1/32	USD	238,735	258,523
4.00%, 10/1/34	USD	421,700	453,616
Fannie Mae, 30 Year (United States) 6.00%, 5/1/37	USD	150,312	164,893
Fannie Mae, Hybrid ARM (United States)
2.928%, 8/1/44	USD	331,190	342,859
2.758%, 9/1/44	USD	522,001	538,376
Freddie Mac (United States) Series 4283 EW, 5.928%, 12/15/43	USD	241,632	266,038
Freddie Mac, Hybrid ARM (United States) 3.022%, 10/1/44	USD	601,787	623,799
Freddie Mac Gold, 30 Year (United States) 6.00%, 2/1/35	USD	155,251	177,825
Rio Oil Finance Trust (Brazil)
6.25%, 7/6/24(d)	USD	700,000	663,369
6.75%, 1/6/27(d)	USD	475,000	453,625
Svenska Handelsbanken AB (Sweden) 6.00%, 9/21/16(b)	SEK	13,000,000	1,829,782

			8,151,030
CORPORATE: 50.8%
FINANCIALS: 17.7%
Anthem, Inc. (United States)
7.00%, 2/15/19	USD	235,000	276,908
4.35%, 8/15/20	USD	275,000	297,933
Bank of America Corp. (United States)
6.125%, 9/15/21	GBP	300,000	566,109
4.25%, 10/22/26	USD	250,000	249,439
6.625%, 5/23/36(c)	USD	325,000	393,807
Barclays PLC (United Kingdom) 4.375%, 9/11/24	USD	800,000	772,650
BNP Paribas SA (France) 5.75%, 1/24/22	GBP	425,000	754,937
Boston Properties, Inc. (United States)
5.625%, 11/15/20	USD	650,000	741,618
4.125%, 5/15/21	USD	425,000	452,380

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2014

DEBT SECURITIES (continued)

		PAR VALUE	VALUE
Citigroup, Inc. (United States) 7.875%, 10/30/40(c)	USD	555,000	$590,076
Equity Residential (United States) 4.75%, 7/15/20	USD	550,000	604,245
General Electric Co. (United States) 4.55%, 1/17/17	CAD	400,000	363,532
Health Net, Inc. (United States) 6.375%, 6/1/17	USD	550,000	594,000
HSBC Holdings PLC (United Kingdom)
6.50%, 5/2/36	USD	200,000	256,867
6.50%, 9/15/37	USD	525,000	674,565
JPMorgan Chase & Co. (United States) 3.375%, 5/1/23	USD	625,000	618,321
Lloyds Banking Group PLC (United Kingdom) 6.50%, 3/24/20	EUR	625,000	931,622
Navient Corp. (United States)
6.00%, 1/25/17	USD	370,000	387,575
4.625%, 9/25/17	USD	243,000	246,645
Royal Bank of Scotland Group PLC (United Kingdom)
6.934%, 4/9/18	EUR	325,000	452,806
5.625%, 8/24/20	USD	375,000	427,012
6.125%, 12/15/22	USD	325,000	353,732
Wells Fargo & Co. (United States) 2.774%, 2/9/17	CAD	475,000	417,230

			11,424,009
INDUSTRIALS: 30.7%
Boston Scientific Corp. (United States) 6.00%, 1/15/20	USD	325,000	366,268
Canadian Pacific Railway, Ltd. (Canada) 6.25%, 6/1/18	CAD	1,050,000	1,025,183
Cemex SAB de CV (Mexico) 7.25%, 1/15/21(d)	USD	1,450,000	1,518,875
Compagnie de Saint-Gobain SA (France) 3.625%, 3/28/22	EUR	200,000	285,574
Cox Enterprises, Inc. (United States)
3.25%, 12/15/22(d)	USD	590,000	579,285
2.95%, 6/30/23(d)	USD	400,000	383,577
Ford Motor Credit Co. LLC(e) (United States) 8.125%, 1/15/20	USD	725,000	898,028
Grupo Televisa SAB (Mexico) 8.50%, 3/11/32	USD	475,000	655,748
HCA Holdings, Inc. (United States) 6.50%, 2/15/16	USD	700,000	730,625
Hewlett-Packard Co. (United States)
2.65%, 6/1/16	USD	150,000	152,878
2.60%, 9/15/17	USD	525,000	534,894
Imperial Tobacco Group PLC (United Kingdom) 9.00%, 2/17/22	GBP	600,000	1,283,183

		PAR VALUE	VALUE
Kinder Morgan, Inc. (United States)
4.30%, 6/1/25	USD	100,000	$100,336
6.95%, 1/15/38	USD	450,000	519,358
Lafarge SA (France) 5.875%, 7/9/19	EUR	600,000	872,139
Macy’s, Inc. (United States)
6.70%, 9/15/28	USD	50,000	61,242
6.90%, 4/1/29	USD	75,000	95,466
6.70%, 7/15/34	USD	425,000	543,320
6.375%, 3/15/37	USD	175,000	221,444
Millicom International Cellular SA (Luxembourg) 6.625%, 10/15/21(d)	USD	1,450,000	1,508,000
Naspers, Ltd. (South Africa) 6.00%, 7/18/20(d)	USD	875,000	955,938
Nokia Oyj (Finland) 6.75%, 2/4/19	EUR	200,000	289,190
Reed Elsevier PLC (United Kingdom)
8.625%, 1/15/19	USD	58,000	70,942
3.125%, 10/15/22	USD	444,000	439,482
Sprint Corp. (United States) 6.00%, 12/1/16	USD	575,000	601,464
Telecom Italia SPA (Italy)
6.375%, 6/24/19	GBP	350,000	599,554
7.721%, 6/4/38	USD	575,000	641,125
Time Warner Cable, Inc. (United States)
8.75%, 2/14/19	USD	475,000	587,980
6.75%, 6/15/39	USD	250,000	326,808
Time Warner, Inc. (United States)
7.625%, 4/15/31	USD	350,000	487,947
7.70%, 5/1/32	USD	325,000	461,669
Twenty-First Century Fox, Inc. (United States)
6.15%, 3/1/37	USD	200,000	250,661
6.65%, 11/15/37	USD	550,000	734,393
Verizon Communications, Inc. (United States)
5.15%, 9/15/23	USD	325,000	358,876
6.55%, 9/15/43	USD	275,000	352,316
Vulcan Materials Co. (United States) 7.50%, 6/15/21	USD	325,000	378,625

			19,872,393
UTILITIES: 2.4%
Dominion Resources, Inc. (United States) 5.75%, 10/1/54	USD	300,000	313,025
Enel SPA (Italy)
6.80%, 9/15/37(d)	USD	350,000	447,492
6.00%, 10/7/39(d)	USD	675,000	793,104

			1,553,621

			32,850,023

TOTAL DEBT SECURITIES (Cost $64,275,782)			$62,369,646

PAGE 9 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2014

SHORT-TERM INVESTMENTS: 5.0%

		PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	USD	64,498	$64,498

REPURCHASE AGREEMENT: 4.9%
Fixed Income Clearing Corporation(f) 0.01%, dated 12/31/14, due 1/2/15, maturity value $3,177,002	USD	3,177,000	3,177,000

TOTAL SHORT-TERM INVESTMENTS (Cost $3,241,498)			$3,241,498

TOTAL INVESTMENTS (Cost $67,517,280)		101.4%	$65,611,144
OTHER ASSETS LESS LIABILITIES		(1.4%)	(921,783)

NET ASSETS		100.0%	$64,689,361

(a)	Inflation-linked
(b)	Covered bond
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, all such securities in total represented $9,061,190 or 14.0% of total net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(e)	Subsidiary (see below)
(f)	Repurchase agreement is collateralized by U.S. Treasury Note 1.50%, 10/31/19. Total collateral value is $3,242,794.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

ARM: Adjustable Rate Mortgage

BRL: Brazilian Real

CAD: Canadian Dollar

CLP: Chilean Peso

COP: Columbian Peso

EUR: Euro

GBP: British Pound

GDN: Global Depositary Note

GO: General Obligation

INR: Indian Rupee

KRW: South Korean Won

MXN: Mexican Peso

MYR: Malaysian Ringgit

PLN: Polish Zloty

RB: Revenue Bond

RUB: Russian Ruble

SEK: Swedish Krona

USD: United States Dollar

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note-Short Position	7	Mar 2015	$(887,578)	$(5,565)

Long-Term U.S. Treasury Bond-Short Position	27	Mar 2015	(4,460,063)	(202,212)

				$(207,777)

CENTRALLY CLEARED INTEREST RATE SWAPS

		Contract Amount
Notional Amount	Expiration Date	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Pay Fixed/Receive Floating:
$825,000	5/6/24	2.72%	USD LIBOR 3-Month	$(37,217)
825,000	8/22/24	2.57%	USD LIBOR 3-Month	(30,128)

				$(67,345)

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell RUB:
Barclays	4/8/15	269,795	11,500,000	$89,582

Counterparty	Settlement Date	Deliver U.S. Dollar	Receive Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to buy INR:
Barclays	4/8/15	459,297	29,000,000	$(8,820)
Barclays	4/8/15	159,413	10,000,000	(4,076)
Contracts to buy RUB:
Barclays	4/8/15	119,990	5,000,000	(41,637)
Barclays	4/8/15	154,017	6,500,000	(52,158)

				$(17,109)

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 10

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014
ASSETS:
Investments, at value (cost $67,517,280)	$65,611,144
Cash held at broker	132,552
Unrealized appreciation on forward currency contracts	89,582
Receivable for Fund shares sold	131,051
Dividends and interest receivable	962,368
Prepaid expenses and other assets	19,011

66,945,708

LIABILITIES:
Payable for investments purchased	1,841,222
Unrealized depreciation on forward currency contracts	106,691
Payable for Fund shares redeemed	174,747
Payable to broker for variation margin	13,392
Expense reimbursement received in advance	49,174
Accrued expenses	71,121

2,256,347

NET ASSETS	$64,689,361

NET ASSETS CONSIST OF:
Paid in capital	$67,155,237
Undistributed net investment income	(66,238)
Accumulated net realized loss	(177,008)
Net unrealized depreciation	(2,222,630)

64,689,361

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	6,272,242
Net asset value per share	$10.31

STATEMENT OF OPERATIONS
Period Ended December 31, 2014*
INVESTMENT INCOME:
Dividends	$16,833
Interest (net of foreign taxes of $3,898)	887,889

904,722

EXPENSES:
Management fees	131,751
Custody and fund accounting fees	32,471
Transfer agent fees	8,088
Professional services	146,008
Shareholder reports	28,461
Registration fees	62,201
Trustees’ fees	158,910
Miscellaneous	7,010

Total expenses	574,900
Expenses reimbursed by investment manager	(416,741)

Net expenses	158,159

NET INVESTMENT INCOME	746,563

REALIZED AND UNREALIZED LOSS:
Net realized loss
Investments	(107,071)
Treasury futures contracts	(166,230)
Interest rate swaps	(9,744)
Forward currency contracts	(43,767)
Foreign currency transactions	(12,217)
Net change in unrealized appreciation/depreciation
Investments	(1,906,136)
Treasury futures contracts	(207,777)
Interest rate swaps	(67,345)
Forward currency contracts	(17,109)
Foreign currency translation	(24,263)

Net realized and unrealized loss	(2,561,659)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,815,096)

STATEMENT OF CHANGES IN NET ASSETS
Period Ended December 31, 2014*
OPERATIONS:
Net investment income	$746,563
Net realized gain	(339,029)
Net change in unrealized appreciation/depreciation	(2,222,630)

(1,815,096)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(650,780)
Net realized gain	—

Total distributions	(650,780)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	75,231,468
Reinvestment of distributions	582,706
Cost of shares redeemed	(8,658,937)

Net increase from Fund share transactions	67,155,237

Total increase in net assets	64,689,361

NET ASSETS:
Beginning of period	—

End of period (including undistributed net investment income of $(66,238))	$64,689,361

SHARE INFORMATION:
Shares sold	7,034,774
Distributions reinvested	55,846
Shares redeemed	(818,378)

Net increase in shares outstanding	6,272,242

*	Period from May 1, 2014 (commencement of operations) to December 31, 2014

PAGE 11 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund1 seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Debt securities are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Interest rate swaps are valued daily based on prices received from independent pricing services, which represent the net present value of all future cash settlement amounts based on implied forward

[1]

The Fund’s predecessor, Dodge & Cox Global Bond Fund, L.L.C. (the “Private Fund”), was organized on August 31, 2012 and commenced operations on December 5, 2012 as a private investment fund that reorganized into, and had the same investment manager as, the Fund. The Fund commenced operations on May 1, 2014, upon the transfer of assets from the Private Fund. This transaction was accomplished through a transfer of Private Fund net assets valued at $10,725,688 in exchange for 1,000,000 shares of the Fund. Immediately after the transfer, the shares of the Fund were distributed to the sole owner of the Private Fund and the investment manager of the Fund, Dodge & Cox, which became the initial shareholder of the Fund.

interest rates. Other financial instruments for which market quotes are readily available are valued at market value. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of the contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the eight months ended December 31, 2014, these Treasury futures contracts had notional values ranging from 0% to 9% of net assets.

Interest rate swaps Interest rate swaps are agreements that obligate two parties to exchange a series of cash flows at specified payment dates calculated by reference to specified interest rates, such as an exchange of floating rate payments for fixed rate payments. Upon entering into a centrally cleared interest rate swap, the

PAGE 13 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

Fund is required to post an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of interest rate swaps. Changes in the market value on open interest rate swap contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on interest rate swaps are recorded in the Statement of Operations, both upon the exchange of cash flows on each specified payment date and upon the closing or expiration of the swap. Cash deposited with the clearing broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in interest rate swaps may include certain risks including unfavorable changes in interest rates, or a default or failure by the clearing broker or clearinghouse.

The Fund entered into interest rate swaps in connection with the management of the interest rate exposure of its portfolio. During the eight months ended December 31, 2014, the Fund invested in interest rate swaps with U.S. dollar notional values ranging from 0% to 6% of net assets.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Fund entered into forward currency contracts to increase its portfolio exposure to the South Korean won, Russian ruble, and Indian rupee. During the eight months ended December 31, 2014, the Fund’s South Korean won forward currency contracts had U.S. dollar total values of 2% of net assets and were subsequently closed, and its Russian ruble and Indian rupee forward currency contracts had U.S. dollar total values of less than 1% of net assets.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments includes foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2014:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$2,145,120		$13,953,345
Government-Related	—		5,270,128
Securitized	—		8,151,030
Corporate	—		32,850,023
Short-term Investments
Money Market Fund	64,498		—
Repurchase Agreement	—		3,177,000

Total Securities	$2,209,618		$63,401,526

Other Financial Instruments
Treasury Futures Contracts	$(207,777	)(b)	$—
Interest Rate Swaps	—		(67,345	)(b)
Forward Currency Contracts	—		(17,109	)(b)

Total Other Financial Instruments	$(207,777)		$(84,454)

(a)

There were no transfers between Level 1 and Level 2 during the eight months ended December 31, 2014. There were no Level 3 securities at December 31, 2014, and there were no transfers to Level 3 during the period.

(b)	Represents net unrealized appreciation/(depreciation).

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as foreign exchange forwards (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to an ISDA Master Agreement in the Statement of Assets and Liabilities. The net amount for Derivatives is disclosed on the Portfolio of Investments. At December 31, 2014, no collateral is pledged or held by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.60% of the average daily net assets for the fiscal periods ending December 31, 2014 and 2015.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Share ownership At December 31, 2014, Dodge & Cox owned 16% of the Fund’s outstanding shares.

PAGE 15 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign capital gain taxes, foreign currency realized gain (loss), Treasury futures contracts, and interest rate swaps. At December 31, 2014, the cost of investments for federal income tax purposes was $67,517,280.

Distributions during the period noted below were characterized as follows for federal income tax purposes:

Eight Months Ended December 31, 2014
Ordinary income	$650,780
($0.144 per share)
Long-term capital gain	—

At December 31, 2014, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$285,782
Unrealized depreciation	(2,191,918)

Net unrealized depreciation	(1,906,136)
Undistributed ordinary income	13,351
Capital loss carryforward(a)	(401,894)
Deferred loss(b)	(79,589)
(a)	Represents accumulated capital loss as of December 31, 2014, which may be carried forward to offset future capital gains.

No expiration
Short-term	$140,964
Long-term	260,930

$401,894

(b)	Represents net realized loss on foreign currency incurred between November 1, 2014 and December 31, 2014. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2015.

Fund management has reviewed the tax positions for the open period applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the eight months ended December 31, 2014, amounted to $54 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the eight months ended December 31, 2014, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $55,877,442 and $7,005,740, respectively. For the eight months ended December 31, 2014, purchases and sales of U.S. government securities aggregated $10,773,637 and $6,317,808, respectively. Transfers from the Private Fund to the Fund on May 1, 2014 of securities other than short-term securities and U.S. government securities

DODGE & COX GLOBAL BOND FUND ▪ PAGE 16

NOTES TO FINANCIAL STATEMENTS

aggregated $9,014,763, and transfers of U.S. government securities aggregated $1,106,169.

NOTE 8—ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements and similar transactions. Management is currently evaluating the impact, if any, of applying this ASU effective January 1, 2015.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2014, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Period from May 1, 2014 (commencement of operations) to December 31, 2014
Net asset value, beginning of period	$10.73
Income from investment operations:
Net investment income	0.16
Net realized and unrealized loss	(0.44)

Total from investment operations	(0.28)

Distributions to shareholders from:
Net investment income	(0.14)
Net realized gain	—

Total distributions	(0.14)

Net asset value, end of period	$10.31

Total return	(2.59)%
Ratios/supplemental data:
Net assets, end of period (millions)	$65
Ratio of expenses to average net assets	0.60	%(a)
Ratio of expenses to average net assets, before reimbursement by investment manager	2.18	%(a)
Ratio of net investment income to average net assets	2.83	%(a)
Portfolio turnover rate	36%
(a)	Annualized

See accompanying Notes to Financial Statements

PAGE 17 ▪ DODGE & COX GLOBAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Global Bond Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2014, the results of its operations, the changes in its net assets, and financial highlights for the period from May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2015

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 2-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Charles F. Pohl (56)	Chairman and Trustee (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC)	—
Dana M. Emery (53)	President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and Global Bond Investment Policy Committee (GBIPC)	—
John A. Gunn (71)	Senior Vice President (Officer since 1998)	Chairman Emeritus (2011-2013), Chairman (until 2011), Chief Executive Officer (until 2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, GSIPC (until 2014), and IIPC	—
Diana S. Strandberg (55)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC	—
David H. Longhurst (57)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (61)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (40)	Chief Compliance Officer (Officer since 2009)	Vice President (since 2011) and Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
Thomas A. Larsen (65)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (54)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Arista Networks (since 2013); Director, Netflix, Inc. (video services) (since 2010); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)

Robert B. Morris III (62)	Trustee (Since 2011)	Advisory Director, The Presidio Group (since 2005)	—
Gary Roughead (63)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2011); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
Mark E. Smith (63)	Trustee (Since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (68)	Trustee (Since 2005) (and 1995-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
800-621-3979.

PAGE 19 ▪ DODGE & COX GLOBAL BOND FUND

ITEM 2. CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer was in effect during the entire period covered by this report. A copy of the code of ethics as revised May 1, 2014 is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Ann Mather and Robert B. Morris III, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent”, as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2014 and December 31, 2013 for professional services rendered by the registrant’s principal accountant were as follows:

	2014	2013
(a) Audit Fees	$317,000	$264,000
(b) Audit-Related Fees	—	—
(c) Tax Fees	333,800	165,000
(d) All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews.

(e) (1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and financial reporting. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $723,600 and $549,000, respectively.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1. The shareholder must submit any such recommendation in writing to the registrant to the attention of the Secretary at the address of the principal executive offices of the registrant. The shareholder’s recommendation is then considered by the registrant’s Nominating Committee.

2. The shareholder recommendation must include:

(i) A statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and, if not an “interested person,”

information regarding the candidate that will be sufficient for the registrant to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) The written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) The recommending shareholder’s name as it appears on the registrant’s books and the number of all shares of the registrant owned beneficially and of record by the recommending shareholder (as evidenced to the Nominating Committee’s satisfaction by a recent brokerage or account statement); and

(iv) A description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman – Principal Executive Officer

Date February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman – Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date February 26, 2015